As filed with the Securities and Exchange Commission on February 26, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
 REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
 (Address of Principal Executive Offices - Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
 Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.
Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2018

B1016 02/19

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports or you can call 800.877.9700 or send an email request to fundinfo@nb.com to request a paper copy of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

Guardian Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Guardian Portfolio Class I generated a total return of –7.61% for the 12 months ended December 31, 2018, underperforming the –4.38% total return of its benchmark, the S&P 500® Index (the Index). (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated strong results over the first nine months of the year, reaching several new all-time highs. This rally was driven by generally robust corporate earnings, partially fueled by the 2017 tax reform bill. However, the market then reversed course and experienced a broad-based decline over the last three months of 2018. A number of issues negatively impacted investor sentiment, including moderating global growth, ongoing global trade tensions, concerns over future U.S. Federal Reserve Board monetary tightening and a partial U.S. government shutdown. All told, the Index fell –13.52% in the fourth quarter, pushing its calendar year 2018 total return to –4.38%. Eight of the 11 sectors within the Index posted negative returns for the year. On a relative basis, cyclical sectors, such as Energy, Materials and Industrials produced the weakest results, whereas more defensive sectors, including Health Care and Utilities generated positive results.

The Fund's underperformance during the reporting period was driven by both stock selection and sector allocation. From a stock selection perspective, holdings in the Health Care, Communication Services and Consumer Staples sectors detracted the most from results. The Fund's positions in Conagra Brands, Inc., DENTSPLY SIRONA, PVH Corp., Facebook, Inc. and Schlumberger Ltd. were the largest headwinds for performance. Conversely, holdings in the Information Technology (IT), Industrials, and Financials sectors added the most value. Individual stocks that contributed the most to the Fund's returns included Microsoft Corp., Amazon.com, Inc., salesforce.com, Inc., CME Group Inc. and Visa, Inc.

Overall sector allocation detracted from performance during the period. An overweight in Industrials versus the Index, coupled with underweights in Health Care and IT, were the largest detractors from results. In contrast, an overweight in Consumer Discretionary and an underweight in Energy versus the Index were the most additive for performance. In addition, the Fund's small cash position was beneficial.

We enter 2019 with a constructive—albeit increasingly selective—outlook for U.S. equities. This view is driven by our belief in continued steady U.S. economic growth, continued increases in capital expenditures, repatriation of foreign earnings and a more pro-business environment in the U.S. The labor market saw not only very low unemployment rates and strong hiring, but also increasing labor participation rates as more potential employees were encouraged to rejoin the labor force. Household spending and, more importantly, disposable personal income, continued to grow during 2018. We believe that when combining expected earnings and dividends within today's interest rate environment, which remains at the low end of historical standards, prospects for reasonably attractive risk-adjusted returns remain intact. After all, expectations of inflation remain anchored at low rates, helping to contain long-term interest rates and the competition for equities from the bond market. While we believe the U.S. economy will slow in 2019, we think it is still the envy of the world. We think the U.S. is in the midst of a deceleration from "above trend" growth to "trend growth." In our view, overall U.S. macroeconomic data, while decelerating, has remained positive—ranging from manufacturing output, to capacity utilization, to healthy home and auto sales. Global economic trends have already been adjusted downward. Given the vicissitudes of an increasingly global economy, we will also remain flexible in our decisions and open-minded to new ideas across different asset classes and geographies.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Guardian Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	9.5%
Consumer Discretionary	19.8
Consumer Staples	4.0
Energy	2.8
Financials	11.0
Health Care	8.5
Industrials	18.9
Information Technology	16.5
Materials	1.8
Utilities	3.2
Short-Term Investments	4.0
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS4

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
Class I	11/03/1997	–7.61%	5.47%	11.83%	7.37%
Class S2	08/02/2002	–7.60%	5.30%	11.67%	7.22%
S&P 500® Index[1,3]		–4.38%	8.49%	13.12%	6.87%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.20% and 1.45% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.26% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to August 2, 2002 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

4  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period 7/1/18 – 12/31/18		Expense Ratio
Class I	$1,000.00	$890.80	$6.10	(a)	1.28%
Class S	$1,000.00	$891.00	$5.96	(a)	1.25%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,018.75	$6.51	(b)	1.28%
Class S	$1,000.00	$1,018.90	$6.36	(b)	1.25%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Guardian Portfolio December 31, 2018

NUMBER OF SHARES		VALUE
Common Stocks 93.7%
Aerospace & Defense 3.9%
6,660	General Dynamics Corp.	$1,047,019
5,040	Raytheon Co.	772,884
		1,819,903
Airlines 2.2%
20,935	Delta Air Lines, Inc.	1,044,657
Banks 2.1%
10,195	JPMorgan Chase & Co.	995,236
Biotechnology 2.5%
11,000	Gilead Sciences, Inc.	688,050
24,816	Moderna, Inc.	346,431	*(a)(e)
9,800	Moderna, Inc.	149,646	*(b)
		1,184,127
Capital Markets 7.0%
2,065	BlackRock, Inc.	811,173
26,000	Brookfield Asset Management, Inc. Class A	997,100
5,390	CME Group, Inc.	1,013,967
2,785	S&P Global, Inc.	473,283
		3,295,523
Chemicals 1.8%
11,955	Ashland Global Holdings, Inc.	848,327
Diversified Financial Services 0.6%
40,000	CF Corp. Class A	266,400
Electric Utilities 1.4%
3,750	NextEra Energy, Inc.	651,825
Electrical Equipment 2.2%
15,300	Eaton Corp. PLC	1,050,498
Electronic Equipment, Instruments & Components 2.4%
13,990	CDW Corp.	1,133,890
Energy Equipment & Services 0.3%
4,540	Schlumberger Ltd.	163,803
Entertainment 2.9%
13,535	Activision Blizzard, Inc.	630,325
6,510	Spotify Technology SA	738,885	*
		1,369,210
NUMBER OF SHARES		VALUE
Food & Staples Retailing 1.7%
3,960	Costco Wholesale Corp.	$806,692
Food Products 2.3%
39,690	Conagra Brands, Inc.	847,778
14,500	Hain Celestial Group, Inc.	229,970	*
		1,077,748
Health Care Equipment & Supplies 2.1%
5,955	Baxter International, Inc.	391,958
15,560	DENTSPLY SIRONA, Inc.	578,988
		970,946
Health Care Providers & Services 3.8%
15,800	CVS Health Corp.	1,035,216
2,985	UnitedHealth Group, Inc.	743,623
		1,778,839
Hotels, Restaurants & Leisure 2.9%
7,020	McDonald's Corp.	1,246,541
2,900	Papa John's International, Inc.	115,449	(b)
		1,361,990
Industrial Conglomerates 1.1%
2,650	3M Co.	504,931
Interactive Media & Services 6.5%
1,920	Alphabet, Inc. Class A	2,006,323	*
8,085	Facebook, Inc. Class A	1,059,863	*
		3,066,186
Internet & Direct Marketing Retail 8.6%
2,120	Alibaba Group Holding Ltd. ADR	290,588	*
1,070	Amazon.com, Inc.	1,607,108	*
665	Booking Holdings, Inc.	1,145,409	*
23,725	eBay, Inc.	665,961	*
3,260	Expedia Group, Inc.	367,239
		4,076,305
IT Services 4.1%
3,630	PayPal Holdings, Inc.	305,247	*
12,490	Visa, Inc. Class A	1,647,930
		1,953,177
Machinery 0.5%
17,410	Gates Industrial Corp. PLC	230,508	*
Multi-Utilities 1.8%
24,439	Brookfield Infrastructure Partners LP	843,879

See Notes to Financial Statements

5

Schedule of Investments Guardian Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Oil, Gas & Consumable Fuel 2.4%
36,830	Enbridge, Inc.	$1,144,676
Professional Services 6.0%
11,700	Equifax, Inc.	1,089,621
28,875	IHS Markit Ltd.	1,385,134	*
3,215	Verisk Analytics, Inc.	350,563	*
		2,825,318
Road & Rail 0.9%
4,525	CSX Corp.	281,138
975	Norfolk Southern Corp.	145,802
		426,940
Software 6.7%
22,200	Microsoft Corp.	2,254,854
6,505	salesforce.com, Inc.	890,990	*
		3,145,844
Specialty Retail 5.8%
6,000	Home Depot, Inc.	1,030,920
23,000	Hudson Ltd. Class A	394,450	*
9,965	Lowe's Cos., Inc.	920,368
4,510	Tractor Supply Co.	376,314
		2,722,052
Technology Hardware, Storage & Peripherals 3.1%
9,300	Apple, Inc.	1,466,982
NUMBER OF SHARES		VALUE
Textiles, Apparel & Luxury Goods 2.2%
11,325	PVH Corp.	$1,052,659
Trading Companies & Distributors 1.9%
23,850	HD Supply Holdings, Inc.	894,852	*
	Total Common Stocks (Cost $38,622,764)	44,173,923
Master Limited Partnerships 1.2%
Capital Markets 1.2%
18,285	Blackstone Group LP (Cost $655,983)	545,076
Short-Term Investments 4.0%
Investment Companies 4.0%
1,578,052	State Street Institutional Treasury Money Market Fund Premier Class, 2.24%(c)	1,578,052
294,463	State Street Navigator Securities Lending Government Money Market Portfolio, 2.30%(c)	294,463	(d)
	Total Short-Term Investments (Cost $1,872,515)	1,872,515
	Total Investments 98.9% (Cost $41,151,262)	46,591,514
	Other Assets Less Liabilities 1.1%	524,898
	Net Assets 100.0%	$47,116,412

*  Non-income producing security.

(a)  Security fair valued as of December 31, 2018 in accordance with procedures approved by the Fund's Board of Trustees. Total value of all such securities at December 31, 2018 amounted to $346,431, which represents 0.7% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at December 31, 2018. Total value of all such securities at December 31, 2018 amounted to approximately $265,080 for the Fund (see Note A of the Notes to Financial Statements).

(c)  Represents 7-day effective yield as of December 31, 2018.

(d)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

6

Schedule of Investments Guardian Portfolio (cont'd)

(e)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale. At December 31, 2018, this security amounted to $346,431, which represents 0.7% of net assets of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 12/31/2018	Fair Value Percentage of Net Assets as of 12/31/2018
Moderna, Inc.	12/7/2018	$474,998	0.9%	$346,431	0.7%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Biotechnology	$837,696	$346,431	$—	$1,184,127
Other Common Stocks(a)	42,989,796	—	—	42,989,796
Total Common Stocks	43,827,492	346,431	—	44,173,923
Master Limited Partnerships(a)	545,076	—	—	545,076
Short-Term Investments	—	1,872,515	—	1,872,515
Total Investments	$44,372,568	$2,218,946	$—	$46,591,514

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 1/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 12/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2018
Investments in Securities:
Preferred Stock(a) Health Care	$474,998	$—	$—	$—	$—	$—	$—	$(474,998)	$—	$—
Total	$474,998	$—	$—	$—	$—	$—	$—	$(474,998)	$—	$—

(a)  At the beginning of the year, the Fund's Level 3 investments were valued based on using methods the Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund held no Level 3 investments at December 31, 2018.

See Notes to Financial Statements

7

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$46,591,514
Cash	15,371
Dividends and interest receivable	25,158
Receivable for securities sold	966,395
Receivable for Fund shares sold	5,915
Receivable for securities lending income (Note A)	637
Prepaid expenses and other assets	831
Total Assets	47,605,821
Liabilities
Payable to investment manager—net (Note B)	23,207
Payable for securities purchased	91,038
Payable for Fund shares redeemed	654
Payable to administrator—net (Note B)	4,501
Payable for loaned securities collateral (Note A)	294,463
Accrued expenses and other payables	75,546
Total Liabilities	489,409
Net Assets	$47,116,412
Net Assets consist of:
Paid-in capital	$36,295,790
Total distributable earnings/(losses)	10,820,622
Net Assets	$47,116,412
Net Assets
Class I	$10,116,287
Class S	37,000,125
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	753,173
Class S	2,790,105
Net Asset Value, offering and redemption price per share
Class I	$13.43
Class S	13.26
†Securities on loan, at value:
(a) Unaffiliated issuers	$265,080
*Cost of Investments:
(a) Unaffiliated Issuers	$41,151,262

See Notes to Financial Statements

8

Statement of Operations

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$841,067
Interest income—unaffiliated issuers	17,974
Income from securities loaned—net (Note A)	4,628
Foreign taxes withheld (Note A)	(14,987)
Total income	$848,682
Expenses:
Investment management fees (Note B)	318,471
Administration fees (Note B):
Class I	36,935
Class S	136,777
Distribution fees (Note B):
Class S	113,981
Audit fees	46,310
Custodian and accounting fees	54,251
Insurance expense	1,943
Legal fees	22,649
Shareholder reports	45,604
Trustees' fees and expenses	45,780
Interest expense (Note A)	1,471
Miscellaneous	4,324
Total expenses	828,496
Expenses reimbursed by Management (Note B)	(103,808)
Total net expenses	724,688
Net investment income/(loss)	$123,994
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	5,375,568
Settlement of foreign currency transactions	(2,428)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(9,016,808)
Foreign currency translations	1,478
Net gain/(loss) on investments	(3,642,190)
Net increase/(decrease) in net assets resulting from operations	$(3,518,196)

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$123,994	$250,812
Net realized gain/(loss) on investments	5,373,140	5,249,358
Change in net unrealized appreciation/(depreciation) of investments	(9,015,330)	7,694,094
Net increase/(decrease) in net assets resulting from operations	(3,518,196)	13,194,264
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(1,218,060)	(1,460,639)
Class S	(4,346,195)	(5,804,402)
Total distributions to shareholders	(5,564,255)	(7,265,041)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	1,230,875	1,178,962
Class S	316,550	327,069
Proceeds from reinvestment of dividends and distributions:
Class I	1,218,060	1,460,639
Class S	4,346,195	5,804,402
Payments for shares redeemed:
Class I	(2,887,580)	(2,724,775)
Class S	(8,959,751)	(8,648,933)
Net increase/(decrease) from Fund share transactions	(4,735,651)	(2,602,636)
Net Increase/(Decrease) in Net Assets	(13,818,102)	3,326,587
Net Assets:
Beginning of year	60,934,514	57,607,927
End of year	$47,116,412	$60,934,514

See Notes to Financial Statements

10

Notes to Financial Statements Guardian Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and master limited partnerships for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the

11

bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2018 was $914.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

12

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $41,157,677. Gross unrealized appreciation of long security positions was $9,211,524 and gross unrealized depreciation of long security positions was $3,777,687 resulting in net unrealized appreciation of $5,433,837 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$957,158	$374,398	$4,607,097	$6,890,643	$5,564,255	$7,265,041

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$663,723	$4,723,062	$5,433,837	$—	$—	$10,820,622

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and partnership basis adjustments.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2018, the Fund estimated these amounts within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2018, the character of distributions, if any, paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded

13

are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Securities Lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended December 31, 2018, the Fund received income under the securities lending arrangement of $4,628.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that

14

is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of December 31, 2018, the Fund had outstanding loans of securities to certain brokers, with a value of $265,080, for which it received collateral as follows:

Remaining Contractual Maturity of the Agreements

Securities Lending Transactions(a)	Overnight and Continuous	Less Than 90 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Common Stocks	$294,463	$—	$—	$—	$294,463

(a)  Amounts represent the payable for loaned securities collateral received.

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions, if any, that are eligible for offset or subject to an enforceable master netting or similar agreement. The following tables present the Fund's securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of December 31, 2018.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Securities Lending	$265,080	$—	$265,080
Total	$265,080	$—	$265,080

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)
State Street Bank and Trust Company	$265,080	$—	$(265,080)	$—
Total	$265,080	$—	$(265,080)	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above.

(b)  Net Amount represents amounts subject to loss at December 31, 2018, in the event of a counterparty failure.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

15

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, there was no repayment to Management under its contractual expense limitation.

At December 31, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2016	2017	2018
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$—
Class S	1.25%	12/31/21	99,487	90,748	103,808

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services

16

related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2018, there were purchase and sale transactions of long-term securities of $17,517,937 and $29,678,316, respectively.

During the year ended December 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2018 and December 31, 2017 was as follows:

For the Year Ended December 31, 2018

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	75,854	80,188	(181,966)	(25,924)
Class S	19,798	289,940	(551,097)	(241,359)

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	75,433	95,842	(170,339)	936
Class S	20,622	385,419	(545,313)	(139,272)

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because

17

several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$45,887	$6,488

Note G—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended December 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At December 31, 2017, the distributions from net investment income, net realized gain on investments and undistributed net investment income/(loss) were as follows:

Net Investment Income		Net Realized Gain on Investments		Undistributed net investment income at 12/31/17
Class I	Class S	Class I	Class S
$(38,913)	$(126,646)	$(1,421,726)	$(5,677,756)	$164,417

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

18

Note H—Subsequent Event:

On December 13, 2018, the Board approved two separate reorganizations of Guardian Portfolio and Large Cap Value Portfolio (each, a "Merging Portfolio") into Sustainable Equity Portfolio (the "Surviving Portfolio," and together with the Merging Portfolios, the "Portfolios") (each a "Reorganization"). Each Reorganization is independent of the other, and the Reorganization of either Merging Portfolio may proceed even if the Reorganization of the other Merging Portfolio is postponed or cancelled. All Portfolios are series of the Trust. Each Reorganization will take effect on or about April 30, 2019. No shareholder vote is required for either of the Reorganizations. At the time of each Reorganization, contractholders who are shareholders of a Merging Portfolio (indirectly through a separate account) automatically will become shareholders (again, indirectly through that separate account) of the corresponding Class of the Surviving Portfolio, receiving shares of the corresponding Class of the Surviving Portfolio having an aggregate NAV equal to the contractholder's shares in the Merging Portfolio.

19

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$16.15	$14.66		$16.70	$24.09	$26.69
Income From Investment Operations:
Net Investment Income/(Loss)@	0.04	0.13		0.06	0.09	0.16
Net Gains or Losses on Securities (both realized and unrealized)	(1.07)	3.47		1.28	(1.28)	1.79
Total From Investment Operations	(1.03)	3.60		1.34	(1.19)	1.95
Less Distributions From:
Net Investment Income	(0.09)	(0.06)		(0.10)	(0.17)	(0.13)
Net Realized Capital Gains	(1.60)	(2.05)		(3.28)	(6.03)	(4.42)
Total Distributions	(1.69)	(2.11)		(3.38)	(6.20)	(4.55)
Voluntary Contribution from Management	—	—		—	—	0.00
Net Asset Value, End of Year	$13.43	$16.15		$14.66	$16.70	$24.09
Total Return†	(7.61)%^	25.41	%^‡	8.73%^	(4.97)%^	9.03	%^µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$10.1	$12.6		$11.4	$11.8	$14.0
Ratio of Gross Expenses to Average Net Assets#	1.23%	1.20%		1.21%	1.15%	1.08%
Ratio of Net Expenses to Average Net Assets	1.23%	0.82	%ß	1.21%	1.15%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.23%	0.81	%ß	0.36%	0.42%	0.60%
Portfolio Turnover Rate	31%	34%		72%	51%	37%

See Notes to Financial Highlights

20

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$15.95	$14.57		$16.59	$23.94	$26.53
Income From Investment Operations:
Net Investment Income/(Loss)@	0.03	0.05		0.05	0.07	0.12
Net Gains or Losses on Securities (both realized and unrealized)	(1.05)	3.43		1.28	(1.28)	1.78
Total From Investment Operations	(1.02)	3.48		1.33	(1.21)	1.90
Less Distributions From:
Net Investment Income	(0.07)	(0.05)		(0.07)	(0.11)	(0.07)
Net Realized Capital Gains	(1.60)	(2.05)		(3.28)	(6.03)	(4.42)
Total Distributions	(1.67)	(2.10)		(3.35)	(6.14)	(4.49)
Voluntary Contribution from Management	—	—		—	—	0.00
Net Asset Value, End of Year	$13.26	$15.95		$14.57	$16.59	$23.94
Total Return†	(7.60)%^	24.73	%^‡	8.75%^	(5.12)%^	8.89	%^µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$37.0	$48.4		$46.2	$51.3	$67.8
Ratio of Gross Expenses to Average Net Assets#	1.48%	1.45%		1.46%	1.39%	1.33%
Ratio of Net Expenses to Average Net Assets	1.26%	1.25	%ß	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.21%	0.32	%ß	0.31%	0.33%	0.44%
Portfolio Turnover Rate	31%	34%		72%	51%	37%

See Notes to Financial Highlights

21

Notes to Financial Highlights Guardian Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2018. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been (5.02)% and (5.17)% for Class I and Class S, respectively. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 8.98% and 8.84% for Class I and Class S, respectively.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  The Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements had no impact on Class S's total return for the year ended December 31, 2017. Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 for Class I would have been 24.87%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	1.20%	0.38%
Class S	1.26%	0.32%

22

Report of Independent Registered Public Accounting Firm

To the Shareholders of the
Guardian Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guardian Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 14, 2019

23

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

31

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

33

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Guardian Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

34

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

35

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund's performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's management fee was equal to the peer group median, but the total expenses were slightly higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs or the Fund's relatively small size contributed to the Fund's total expenses. In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business. The Board noted that when distribution expenses and taxes were considered, Management experienced a loss on the Fund.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board

36

engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a

37

Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons and investment performance comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period, the third quintile for the 3- and 5-year periods, and the fourth quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the third quintile, and total expenses ranked in the fourth quintile. In determining to renew the Management Agreement, the Board took into account that the Fund's portfolio manager changed in 2015. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus the benchmark, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board also met with a member of the portfolio management team in June 2018 to discuss the Fund's performance.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided or the Fund's relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

92.00% of the dividends earned during the fiscal year ended December 31, 2018 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $4,607,097 as a capital gain distribution.

38

Neuberger Berman
Advisers Management Trust

International Equity Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2018

F0509 02/19

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports or you can call 800.877.9700 or send an email request to fundinfo@nb.com to request a paper copy of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

International Equity Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust International Equity Portfolio Class S posted a total return of –16.95% for the 12 months ended December 31, 2018, trailing its benchmark, the MSCI EAFE® Index (Net) (the Index), which posted a –13.79% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets were under pressure throughout 2018, with both global and local factors contributing to concerns. Issues were primarily political for most of the year, with negative sentiment driven by fears of the potential global economic impacts of protectionist U.S. trade policy and a stronger U.S. dollar, as well as Brexit and European election concerns. The fourth quarter turned sharply negative as some fears were realized, with data from China confirming an economic slowdown in the world's second-largest economy.

Within the Index, only the defensive Utilities sector posted positive results. Health Care and Energy outperformed the Index, with smaller losses. Economically sensitive sectors, including Financials, Materials, and Consumer Discretionary, saw the largest declines.

All countries represented in the Index posted losses for the year, with New Zealand and Finland faring best, and Austria, Belgium, and Ireland losing most.

Within the Fund, which had outperformed the Index through the first half of its fiscal year before market sentiment deteriorated, underperformance resulted primarily from stock selection. Our longer-term focused "quality at a reasonable price" discipline, the driver of our strong track record over time, was somewhat at odds with a market focused on navigating unusual near-term geopolitical pressures.

However, stock selection led to outperformance within Financials, Consumer Staples, and Communication Services; and from a country perspective, holdings from within Japan, Germany, and Ireland outperformed.

Top contributors included HKBN, a Hong Kong Telecom player, which saw strong revenue growth as its customer base and average revenue per user expanded. Bunzl, a UK-based distributor of non-food consumables, held up in the difficult market due to its defensive business model and consistent execution. Aon, a UK-headquartered, U.S.-listed global insurance brokerage and risk consultancy, saw good organic growth and margin expansion and continued to buy back stock.

Stock selection caused relative underperformance within the Consumer Discretionary, Industrials, and Utilities sectors as compared to the Index. An underweight to Utilities, relative to the Index, was a secondary factor in terms of underperformance. By country, stocks based in France, Israel and the UK detracted from performance.

Two auto parts suppliers—France's Valeo and Germany's Continental, were key detractors, declining within the auto sector's sell-off due to rising global trade tensions and new stricter emissions rules in Germany, which slowed production. Samsonite, the Hong Kong listed global luggage manufacturer, sold off after a short seller's report questioned certain accounting and corporate governance practices, leading to the CEO's resignation. We added to the position believing these issues were immaterial for the longer term.

The current portfolio is well diversified by country and sector and remains focused on identifying quality, well-managed businesses. We're avoiding companies with excessive leverage or highly cyclical businesses, and those with large exposure to vulnerable economies such as Italy, Turkey and Argentina.

In general, in down markets, it's common for correlations among stocks to increase and markets to move in tandem. It is the job of active managers to determine whether the decline in individual securities is deserved or whether it offers potential opportunity. The fourth quarter's broad market selloff is a case in point: major equity indices fell simultaneously, but in our view, current issues are likely to impact some areas of the market more than others. We have taken the opportunity to add exposure to names where we have the greatest conviction—at prices we believe are significantly discounted in many cases—and have positioned the Fund with an eye toward political and trade policy uncertainty, modest growth, and higher interest rates over time. We believe the resulting portfolio should reward investors over the medium term.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

International Equity Portfolio (Unaudited)

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
Class S	04/29/2005	–16.95%	0.30%	7.38%	3.66%
Class I2	01/30/2018	–16.63%	0.38%	7.43%	3.69%
MSCI EAFE® Index (Net)[1,3]		–13.79%	0.53%	6.32%	4.02%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2018 is 1.49% for Class I shares and the total annual operating expense ratio for fiscal year 2017 was 1.74% for Class S shares (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio is 1.00% after expense reimbursements and/or fee waivers for Class I shares and 1.51% after expense reimbursements and/or fee waivers for Class S shares. The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on Class S shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is April 29, 2005, the Fund's commencement of operations.

2  Performance shown prior to January 30, 2018, for Class I shares is that of Class S shares, which has higher expenses and correspondingly lower returns than Class I shares.

3  The MSCI EAFE® Index (Net) (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks (except the withholding taxes noted above), and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO

Actual	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period 7/1/18 – 12/31/18		Expense Ratio
Class I	$1,000.00	$850.60	$4.66	(a)	1.00%
Class S	$1,000.00	$848.50	$6.99	(a)	1.50%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.16	$5.09	(b)	1.00%
Class S	$1,000.00	$1,017.64	$7.63	(b)	1.50%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments International Equity Portfolio December 31, 2018

NUMBER OF SHARES		VALUE
Common Stocks 93.6%
Australia 0.9%
124,075	Insurance Australia Group Ltd.	$611,745
Austria 1.5%
24,525	BAWAG Group AG	1,011,399	(a)(b)
Belgium 1.4%
15,166	KBC Group NV	975,764
Canada 3.4%
17,506	Alimentation Couche-Tard, Inc. Class B	870,812
16,345	Kinaxis, Inc.	788,995	*
23,725	Suncor Energy, Inc.	662,638
		2,322,445
China 2.3%
8,097	Alibaba Group Holding Ltd. ADR	1,109,856	*
3,139	Baidu, Inc. ADR	497,845	*
		1,607,701
Finland 0.6%
13,725	Huhtamaki OYJ	424,699	(c)
France 6.1%
6,672	Air Liquide SA	828,499
4,978	Arkema SA	427,352
7,205	Pernod-Ricard SA	1,182,488
33,340	SPIE SA	442,637	(c)
18,783	TOTAL SA	990,711
11,339	Valeo SA	330,708
		4,202,395
Germany 10.0%
14,491	Brenntag AG	632,520
4,330	Continental AG	602,891
22,789	CTS Eventim AG & Co. KGaA	851,027
2,680	Deutsche Boerse AG	320,408
12,141	Gerresheimer AG	797,797
6,082	Henkel AG & Co. KGaA, Preference Shares	664,331
50,542	Infineon Technologies AG	1,011,935
7,734	SAP SE ADR	769,920
16,218	Scout24 AG	744,086	(a)
7,991	Stabilus SA	502,578
		6,897,493
NUMBER OF SHARES		VALUE
Hong Kong 3.5%
67,400	AIA Group Ltd.	$559,479
449,900	HKBN Ltd.	682,564
213,800	Techtronic Industries Co. Ltd.	1,135,825
		2,377,868
Ireland 1.9%
23,442	CRH PLC	620,554
6,778	Kerry Group PLC Class A	671,175
		1,291,729
Israel 1.8%
8,833	Check Point Software Technologies Ltd.	906,707	*
23,900	Tower Semiconductor Ltd.	352,286	*
		1,258,993
Japan 14.4%
28,200	Bridgestone Corp.	1,081,916
12,100	Daikin Industries Ltd.	1,285,691
6,900	Hoya Corp.	416,070
282,900	Ichigo, Inc.	819,690
9,200	Kao Corp.	680,962
2,200	Keyence Corp.	1,111,981
7,000	Kose Corp.	1,099,545
60,900	Sanwa Holdings Corp.	691,453
19,100	Shionogi & Co. Ltd.	1,090,141
2,900	SMC Corp.	873,110
13,000	Toyota Motor Corp.	752,525
		9,903,084
Luxembourg 1.0%
16,789	Befesa SA	720,672	*(a)
Mexico 0.7%
122,558	Infraestructura Energetica Nova SAB de CV	455,389
Netherlands 7.4%
27,475	AerCap Holdings NV	1,088,010	*
10,952	ASML Holding NV	1,715,735
12,669	Heineken NV	1,119,772
31,954	Intertrust NV	536,441	(a)
8,379	NXP Semiconductors NV	614,013
		5,073,971
Norway 1.0%
82,044	Sbanken ASA	711,132	(a)
Portugal 1.1%
48,884	Galp Energia SGPS SA	769,719

See Notes to Financial Statements

5

Schedule of Investments International Equity Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Singapore 1.2%
49,000	DBS Group Holdings Ltd.	$851,689
Switzerland 13.9%
9,171	Cie Financiere Richemont SA	591,416
13,103	Ferguson PLC	837,258
524	Givaudan SA	1,214,983
19,083	Julius Baer Group Ltd.	680,051	*
1,229	Lonza Group AG	319,484	*
7,695	Novartis AG	659,032
1,300	Partners Group Holding AG	790,850	(c)
3,456	Roche Holding AG	857,983
294	SGS SA	661,800
50,803	SIG Combibloc Group AG	542,483	*(b)
5,441	Sonova Holding AG	894,752
4,594	Tecan Group AG	894,158
48,365	UBS Group AG	603,268	*
		9,547,518
United Kingdom 16.1%
6,458	Aon PLC	938,735
146,535	Biffa PLC	365,207	(a)
42,814	Bunzl PLC	1,292,931
80,330	Clinigen Group PLC	776,126
58,341	Compass Group PLC	1,227,776
7,385	DCC PLC	563,330
15,540	Fevertree Drinks PLC	435,747
30,161	IMI PLC	363,217
14,734	London Stock Exchange Group PLC	764,408
47,254	Prudential PLC	843,789
4,234	Reckitt Benckiser Group PLC	324,224
59,774	RELX PLC	1,232,563
NUMBER OF SHARES		VALUE
126,328	Rentokil Initial PLC	$543,462
17,298	Spectris PLC	502,695
75,383	St. James's Place PLC	907,898
		11,082,108
United States 3.4%
4,956	Core Laboratories NV	295,675
350,645	Samsonite International SA	996,341	*(a)
23,260	Sensata Technologies Holding PLC	1,042,979	*
		2,334,995
	Total Common Stocks (Cost $63,902,219)	64,432,508
Short-Term Investments 8.8%
Investment Companies 8.8%
4,382,430	State Street Institutional Treasury Money Market Fund Premier Class, 2.24%(d)	4,382,430	(e)
1,690,339	State Street Navigator Securities Lending Government Money Market Portfolio, 2.30%(d)	1,690,339	(f)
	Total Short-Term Investments (Cost $6,072,769)	6,072,769
	Total Investments 102.4% (Cost $69,974,988)	70,505,277
	Liabilities Less Other Assets (2.4)%	(1,665,942)
	Net Assets 100.0%	$68,839,335

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at December 31, 2018 amounted to $5,085,278, which represents 7.4% of net assets of the Fund.

(b)  All or a portion of this security was purchased on a delayed delivery basis.

(c)  The security or a portion of this security is on loan at December 31, 2018. Total value of all such securities at December 31, 2018 amounted to approximately $1,623,237 for the Fund (see Note A of the Notes to Financial Statements)

(d)  Represents 7-day effective yield as of December 31, 2018.

(e)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of $4,382,430.

(f)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

6

Schedule of Investments International Equity Portfolio (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Capital Markets	$4,066,883	5.9%
Trading Companies & Distributors	3,850,719	5.6%
Semiconductors & Semiconductor Equipment	3,693,969	5.4%
Banks	3,549,984	5.2%
Insurance	2,953,748	4.3%
Life Sciences Tools & Services	2,787,565	4.0%
Beverages	2,738,007	4.0%
Pharmaceuticals	2,607,156	3.8%
Chemicals	2,470,834	3.6%
Software	2,465,622	3.6%
Professional Services	2,430,804	3.5%
Oil, Gas & Consumable Fuels	2,423,068	3.5%
Commercial Services & Supplies	2,071,978	3.0%
Auto Components	2,015,515	2.9%
Building Products	1,977,144	2.9%
Personal Products	1,780,507	2.6%
Machinery	1,738,905	2.5%
Electronic Equipment, Instruments & Components	1,614,676	2.4%
Textiles, Apparel & Luxury Goods	1,587,757	2.3%
Health Care Equipment & Supplies	1,310,822	1.9%
Interactive Media & Services	1,241,931	1.8%
Hotels, Restaurants & Leisure	1,227,776	1.8%
Household Durables	1,135,825	1.6%
Internet & Direct Marketing Retail	1,109,856	1.6%
Electrical Equipment	1,042,979	1.5%
Household Products	988,555	1.4%
Containers & Packaging	967,182	1.4%
Food & Staples Retailing	870,812	1.3%
Entertainment	851,027	1.2%
Real Estate Management & Development	819,690	1.2%
Automobiles	752,525	1.1%
Diversified Telecommunication Services	682,564	1.0%
Food Products	671,175	1.0%
Construction Materials	620,554	0.9%
Industrial Conglomerates	563,330	0.8%
Gas Utilities	455,389	0.7%
Energy Equipment & Services	295,675	0.4%
Short-Term Investments and Other Liabilities—Net	4,406,827	6.4%
	$68,839,335	100.0%

See Notes to Financial Statements

7

Schedule of Investments International Equity Portfolio (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Austria	$—	$1,011,399	$—	$1,011,399
Belgium	—	975,764	—	975,764
Finland	—	424,699	—	424,699
France	—	4,202,395	—	4,202,395
Germany	769,920	6,127,573	—	6,897,493
Ireland	—	1,291,729	—	1,291,729
Japan	—	9,903,084	—	9,903,084
Luxembourg	—	720,672	—	720,672
Netherlands	1,702,023	3,371,948	—	5,073,971
Norway	—	711,132	—	711,132
Portugal	—	769,719	—	769,719
Switzerland	—	9,547,518	—	9,547,518
United Kingdom	938,735	10,143,373	—	11,082,108
Other Common Stocks(a)	11,820,825	—	—	11,820,825
Total Common Stocks	15,231,503	49,201,005	—	64,432,508
Short-Term Investments	—	6,072,769	—	6,072,769
Total Investments	$15,231,503	$55,273,774	$—	$70,505,277

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$70,505,277
Foreign currency(b)	142
Dividends and interest receivable	264,019
Receivable for securities sold	9,460
Receivable from Management—net (Note B)	19,892
Receivable for Fund shares sold	3,253
Receivable for securities lending income (Note A)	1,015
Prepaid expenses and other assets	698
Total Assets	70,803,756
Liabilities
Payable to investment manager—net (Note B)	48,356
Payable for securities purchased	94,178
Payable for Fund shares redeemed	59,618
Payable for loaned securities collateral (Note A)	1,690,339
Accrued expenses and other payables	71,930
Total Liabilities	1,964,421
Net Assets	$68,839,335
Net Assets consist of:
Paid-in capital	$64,510,663
Total distributable earnings/(losses)	4,328,672
Net Assets	$68,839,335
Net Assets
Class I	$53,601,147
Class S	15,238,188
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	4,742,830
Class S	1,348,938
Net Asset Value, offering and redemption price per share
Class I	$11.30
Class S	11.30
†Securities on loan, at value:
Unaffiliated issuers	$1,623,237
*Cost of Investments:
(a) Unafilliated Issuers	$69,974,988
(b) Total cost of foreign currency	$142

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,649,211
Interest income—unaffiliated issuers	24,470
Income from securities loaned—net (Note A)	6,579
Foreign taxes withheld (Note A)	(137,598)
Total income	$1,542,662
Expenses:
Investment management fees (Note B)	664,346
Administration fees (Note B):
Class I	162,213
Class S	72,262
Distribution fees (Note B):
Class S	60,218
Audit fees	46,310
Custodian and accounting fees	93,965
Insurance expense	2,724
Legal fees	31,798
Shareholder reports	22,343
Trustees' fees and expenses	45,829
Interest expense	1,834
Miscellaneous	18,265
Total expenses	1,222,107
Expenses reimbursed by Management (Note B)	(315,529)
Total net expenses	906,578
Net investment income/(loss)	$636,084
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	3,245,694
Settlement of foreign currency transactions	(30,765)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(17,078,864)
Foreign currency translations	(1,505)
Net gain/(loss) on investments	(13,865,440)
Net increase/(decrease) in net assets resulting from operations	$(13,229,356)

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL EQUITY PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$636,084	$344,970
Net realized gain/(loss) on investments	3,214,929	859,069
Change in net unrealized appreciation/(depreciation) of investments	(17,080,369)	18,182,509
Net increase/(decrease) in net assets resulting from operations	(13,229,356)	19,386,548
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(307,358)	—
Class S	(28,901)	(534,863)
Total distributions to shareholders	(336,259)	(534,863)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	70,742,672	—
Class S	1,590,698	1,998,865
Proceeds from reinvestment of dividends and distributions:
Class I	307,358	—
Class S	28,901	534,863
Payments for shares redeemed:
Class I	(3,438,056)	—
Class S	(70,383,913)	(12,673,316)
Net increase/(decrease) from Fund share transactions	(1,152,340)	(10,139,588)
Net Increase/(Decrease) in Net Assets	(14,717,955)	8,712,097
Net Assets:
Beginning of year	83,557,290	74,845,193
End of year	$68,839,335	$83,557,290
See Notes to Financial Statements

11

Notes to Financial Statements International Equity Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that

12

dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

13

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $69,983,044. Gross unrealized appreciation of long security positions was $7,376,814 and gross unrealized depreciation of long security positions was $6,854,617 resulting in net unrealized appreciation of $522,197 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2018 there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$336,259	$534,863	$—	$—	$336,259	$534,863

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$619,159	$3,188,325	$521,188	$—	$—	$4,328,672

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and mark-to-market adjustments on forwards.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

14

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended December 31, 2018, the Fund received income under the securities lending arrangement of $6,579.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

15

As of December 31, 2018, the Fund had outstanding loans of securities to certain brokers, with a value of $1,623,237, for which it received collateral as follows:

  Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Less Than 90 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)	$1,690,339	$—	$—	$—	$1,690,339

(a)  Amounts represent the payable for loaned securities collateral received.

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions, if any, that are eligible for offset or subject to an enforceable master netting or similar agreement. The following tables present the Fund's securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of December 31, 2018.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Securities Lending	$1,623,237	$—	$1,623,237
Total	$1,623,237	$—	$1,623,237

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)
State Street Bank and Trust Company	$1,623,237	$—	$(1,623,237)	$—
Total	$1,623,237	$—	$(1,623,237)	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above.

(b)  Net Amount represents amounts subject to loss at December 31, 2018, in the event of a counterparty failure.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the year ended December 31, 2018, the investment management fee

16

pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management but exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, there was no repayment to Management under its contractual expense limitation.

At December 31, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2016	2017	2018
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$262,560 (b)
Class S	1.50%	12/31/21	201,256	198,263	52,969

(a)  Expense limitation per annum of the Fund's average daily net assets.

(b)  Period from January 30, 2018 (Commencement of Operations) to December 31, 2018

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to

17

the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2018, there were purchase and sale transactions of long-term securities of $23,823,424 and $30,753,891, respectively.

During the year ended December 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2018 and December 31, 2017 was as follows:

For the Year Ended December 31, 2018

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	4,979,341	25,255	(261,766)	4,742,830	(a)
Class S	121,165	2,373	(4,906,033)	(4,782,495)

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	157,668	40,035	(981,666)	(783,963)

(a)  Period from January 30, 2018 (Commencement of Operations) to December 31, 2018.

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or

18

net realized capital gains. The presentation for the year ended December 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At December 31, 2017, the distributions from net realized gain on investments and undistributed net investment income/(loss) were as follows:

Net Investment Income	Undistributed Net Investment Income at 12/31/17
$(534,863)	$336,220

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

19

Financial Highlights

International Equity Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Period From January 30, 2018(a) to December 31, 2018
Net Asset Value, Beginning of Year	$14.42
Net Investment Income/(Loss)@	0.13
Net Gains or Losses on Securities (both realized and unrealized)	(3.18)
Total From Investment Operations	(3.05)
Less Distributions From:
Net Investment Income	(0.07)
Net Asset Value, End of Year	$11.30
Total Return†	(21.20	)%*
Net Assets, End of Year (in millions)	$53.6
Ratio of Gross Expenses to Average Net Assets#	1.49	%**
Ratio of Net Expenses to Average Net Assets	1.01	%**
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.12	%**
Portfolio Turnover Rate	31	%^^*

See Notes to Financial Highlights

20

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$13.63	$10.82	$11.15	$11.12	$11.54
Income From Investment Operations:
Net Investment Income/(Loss)@	0.02	0.05	0.08	0.07	0.10
Net Gains or Losses on Securities (both realized and unrealized)	(2.33)	2.84	(0.28)	0.10	(0.48)
Total From Investment Operations	(2.31)	2.89	(0.20)	0.17	(0.38)
Less Distributions From:
Net Investment Income	(0.02)	(0.08)	(0.07)	(0.11)	(0.04)
Net Realized Capital Gains	—	—	(0.06)	(0.03)	—
Total Distributions	(0.02)	(0.08)	(0.13)	(0.14)	(0.04)
Voluntary Contribution from Management	—	—	—	—	0.00
Net Asset Value, End of Year	$11.30	$13.63	$10.82	$11.15	$11.12
Total Return†	(16.95)%	26.76%	(1.82)%	1.53%^	(3.27	)%µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$15.2	$83.6	$74.8	$76.5	$77.3
Ratio of Gross Expenses to Average Net Assets#	1.73%	1.74%	1.78%	1.73%	1.77%
Ratio of Net Expenses to Average Net Assets	1.51%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.13%	0.42%	0.76%	0.61%	0.90%
Portfolio Turnover Rate	31%	23%	28%	27%	35%

See Notes to Financial Highlights

21

Notes to Financial Highlights International Equity Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

*  Not annualized.

^  The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

**  Annualized.

(a)  The date investment operations commenced.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2018 for Class I.

22

Report of Independent Registered Public Accounting Firm

To the Shareholders of the International Equity Portfolio and Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 14, 2019

23

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

31

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to International Equity Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

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Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

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Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund's performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's management fee and total expenses were higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee and total expenses. In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this

36

information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With

37

respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons and investment performance comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, and 10-year periods and lower for the 5-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the fifth quintile for the 1-year period, the fourth quintile for the 3- and 5-year periods, and the second quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee net of fees waived by Management ranked in the fifth quintile, and total expenses ranked in the fifth quintile. The Board also met with a member of the portfolio management team in March 2018 to discuss the Fund's performance.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

The Fund has elected to pass through to its shareholders the credits for taxes paid to foreign countries. For the fiscal year ended December 31, 2018, the Fund designates $99,396, or $0.02 per share outstanding, foreign taxes paid and $1,649,127, or $0.28 per share outstanding, foreign source income earned for Federal income tax purposes.

38

Neuberger Berman
Advisers Management Trust

Large Cap Value Portfolio

I Class Shares

Annual Report

December 31, 2018

B1010 02/19

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports or you can call 800.877.9700 or send an email request to fundinfo@nb.com to request a paper copy of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

Large Cap Value Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Large Cap Value Portfolio Class I posted a total return of –1.04% for the 12 months ended December 31, 2018, outperforming its benchmark, the Russell 1000® Value Index (the Index), which posted a –8.27% total return for the same period.

The U.S. stock market generated strong results over the first nine months of the year, reaching several new all-time highs. This rally was driven by generally robust corporate earnings, partially fueled by the 2017 tax reform bill. However, the market then reversed course and experienced a broad-based decline over the last three months of 2018. A number of issues negatively impacted investor sentiment, including moderating global growth, ongoing global trade tensions, concerns over future U.S. Federal Reserve Board (Fed) monetary tightening and a partial U.S. government shutdown. All told, the S&P 500® Index fell –13.52% in the fourth quarter, pushing its calendar year 2018 return to –4.38%. Meanwhile, the Index declined –11.72% during the fourth quarter and fell –8.27% in 2018. Eight of the 11 sectors within the Index posted negative returns for the year. On a relative basis, cyclical sectors, such as Industrials and Energy produced the weakest results, whereas more defensive sectors, including Health Care and Utilities, generated positive results.

While the Fund generated a negative absolute return, it outperformed the Index during the reporting period. Both stock selection and sector allocation contributed to the Fund's relative results. In terms of stock selection, holdings in the Consumer Discretionary, Financials and Health Care sectors were the largest contributors to relative returns. Looking at individual stocks, positions in lululemon Athletica Inc., HCA Healthcare, Inc., Centene Corp., Pfizer, Inc. and Exelon Corp. were the largest contributors to the Fund's absolute returns. Conversely, stock selection in the Energy, Information Technology and Industrials sectors were headwinds for relative results. With regard to individual holdings, Kraft Heinz (sold during the period), Exxon Mobil, Cabot Oil & Gas, Athene Holding and Oracle Corp. (sold during the period) were the largest detractors from absolute performance. Lastly, the Fund's use of written options contributed positively to performance during the period.

Many of the risks we were concerned about in the middle of the year came to pass during the fourth quarter of 2018. In particular, the Fed continued to tighten monetary policy, trade tensions between the U.S. and China triggered periods of volatility and many investors appeared to be complacent given the lengthy market rally. Collectively, these and other factors—including the partial government shutdown—triggered a perfect storm and the market's sharp descent during the fourth quarter of 2018. Looking ahead, we remain cautious on the growth trajectory for the U.S. economy given the lagging effect of Fed rate hikes. While we do not believe a recession is imminent, the pace of the expansion could be curtailed in 2019. That being said, the recent market downturn has resulted in a number of price dislocations that we believe could turn into rewarding investment opportunities. In addition, we firmly believe that equities remain the most appropriate asset class over the long term given their potential to generate capital appreciation.

As always, our portfolio construction strategy entails seeking out underappreciated stocks with hidden value that we believe can be realized if certain catalysts play out as we anticipate them to over time, and we believe that this approach is fundamental to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

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Large Cap Value Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	7.7%
Consumer Discretionary	1.8
Consumer Staples	11.9
Energy	6.8
Financials	23.3
Health Care	19.6
Industrials	8.9
Information Technology	1.1
Materials	4.2
Ulilities	13.8
Short-Term Investments	0.9
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
Class I	03/22/1994	–1.04%	6.72%	12.98%	8.21%
Russell 1000®
Value Index[1,2]		–8.27%	5.95%	11.18%	8.96%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2017 was 1.12% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

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Endnotes

1  The date used to calculate Life of Fund performance for the index is March 22, 1994, the Fund's commencement of operations.

2  The Russell 1000® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell 1000 Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market, and includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

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Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period 7/1/18 – 12/31/18
Class I	$1,000.00	$999.80	$5.85	(a)
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.36	$5.90	(b)

(a)  Expenses are equal to the annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 1.16%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

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Schedule of Investments Large Cap Value Portfolio December 31, 2018

NUMBER OF SHARES		VALUE
Common Stocks 97.7%
Aerospace & Defense 1.1%
6,591	United Technologies Corp.	$701,810
Airlines 1.0%
12,714	Delta Air Lines, Inc.	634,429
Banks 12.2%
12,276	Citigroup, Inc.	639,089
11,237	Comerica, Inc.	771,869
32,467	JPMorgan Chase & Co.	3,169,429
7,467	M&T Bank Corp.	1,068,752
8,999	PNC Financial Services Group, Inc.	1,052,073
14,186	SunTrust Banks, Inc.	715,542
8,780	Wells Fargo & Co.	404,582
		7,821,336
Biotechnology 0.9%
6,626	BioMarin Pharmaceutical, Inc.	564,204	*
Capital Markets 1.7%
5,944	CME Group, Inc.	1,118,185
Communications Equipment 0.7%
10,467	Cisco Systems, Inc.	453,535
Diversified Telecommunication Services 6.0%
33,470	AT&T, Inc.	955,234
41,348	CenturyLink, Inc.	626,422
40,203	Verizon Communications, Inc.	2,260,213
		3,841,869
Electric Utilities 9.1%
16,888	American Electric Power Co., Inc.	1,262,209
15,432	Evergy, Inc.	876,075
35,735	Exelon Corp.	1,611,648
37,760	FirstEnergy Corp.	1,417,888
3,723	NextEra Energy, Inc.	647,132
		5,814,952
Electrical Equipment 1.0%
11,192	Emerson Electric Co.	668,722
Energy Equipment & Services 0.1%
1,332	Schlumberger Ltd.	48,059
NUMBER OF SHARES		VALUE
Equity Real Estate Investment Trusts 6.9%
19,197	Equity Residential	$1,267,194
14,485	Prologis, Inc.	850,559
4,950	Public Storage	1,001,929
3,747	Simon Property Group, Inc.	629,459
8,970	SL Green Realty Corp.	709,348
		4,458,489
Food & Staples Retailing 3.9%
8,464	Walgreens Boots Alliance, Inc.	578,345
20,824	Walmart, Inc.	1,939,756
		2,518,101
Food Products 3.1%
50,164	Mondelez International, Inc. Class A	2,008,065
Health Care Equipment & Supplies 1.7%
15,436	Abbott Laboratories	1,116,486
Health Care Providers & Services 7.7%
11,521	Centene Corp.	1,328,371	*
7,377	Cigna Corp.	1,401,040
5,272	CVS Health Corp.	345,421
14,988	HCA Healthcare, Inc.	1,865,257
		4,940,089
Household Products 3.7%
4,851	Church & Dwight Co., Inc.	319,002
22,444	Procter & Gamble Co.	2,063,052
		2,382,054
Industrial Conglomerates 1.3%
62,128	General Electric Co.	470,309
2,868	Honeywell International, Inc.	378,920
		849,229
Insurance 6.0%
5,441	Aon PLC	790,904
5,107	Assurant, Inc.	456,770
18,649	Athene Holding Ltd. Class A	742,790	*
9,368	Chubb Ltd.	1,210,158
7,412	Hartford Financial Services Group, Inc.	329,463
6,336	Lincoln National Corp.	325,100
		3,855,185
Machinery 0.5%
2,078	Deere & Co.	309,975

See Notes to Financial Statements

5

Schedule of Investments Large Cap Value Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Media 0.6%
11,171	Comcast Corp. Class A	$380,372
Metals & Mining 4.2%
76,787	Newmont Mining Corp.	2,660,669
Multi-Utilities 4.5%
12,023	DTE Energy Co.	1,326,137
37,147	NiSource, Inc.	941,676
5,962	Sempra Energy	645,029
		2,912,842
Oil, Gas & Consumable Fuels 6.6%
6,095	Cabot Oil & Gas Corp.	136,223
14,990	EOG Resources, Inc.	1,307,278
36,039	Exxon Mobil Corp.	2,457,500
4,291	Valero Energy Corp.	321,696
		4,222,697
Personal Products 1.0%
11,816	Unilever NV	635,701
Pharmaceuticals 9.0%
15,235	Johnson & Johnson	1,966,077
18,006	Merck & Co., Inc.	1,375,838
55,745	Pfizer, Inc.	2,433,269
		5,775,184
Software 0.4%
2,559	Microsoft Corp.	259,918
Specialty Retail 1.2%
9,848	Tiffany & Co.	792,862
Textiles, Apparel & Luxury Goods 0.6%
3,196	lululemon Athletica, Inc.	388,666	*
NUMBER OF SHARES		VALUE
Wireless Telecommunication Services 1.0%
9,972	T-Mobile US, Inc.	$634,319	*
	Total Common Stocks (Cost $60,714,383)	62,768,004
Short-Term Investments 0.9%
Investment Companies 0.9%
572,876	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.27%(a) (Cost $572,876)	572,876
	Total Investments 98.6% (Cost $61,287,259)	63,340,880
	Other Assets Less Liabilities 1.4%	887,753
	Net Assets 100.0%	$64,228,633

*  Non-income producing security.

(a)  Represents 7-day effective yield as of December 31, 2018.

See Notes to Financial Statements

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Schedule of Investments Large Cap Value Portfolio (cont'd)

Derivative Instruments

Written option contracts ("options written")

At December 31, 2018, the Fund did not have any outstanding options written. For the year ended December 31, 2018, the Fund had an average market value of $(293,723) in options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$62,768,004	$—	$—	$62,768,004
Short-Term Investments	—	572,876	—	572,876
Total Investments	$62,768,004	$572,876	$—	$63,340,880

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

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Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$63,340,880
Dividends and interest receivable	102,389
Receivable for securities sold	1,349,590
Receivable for Fund shares sold	2,360
Prepaid expenses and other assets	14,586
Total Assets	64,809,805
Liabilities
Payable to investment manager—net (Note B)	31,390
Payable for securities purchased	383,156
Payable for Fund shares redeemed	87,527
Payable to administrator—net (Note B)	17,122
Accrued expenses and other payables	61,977
Total Liabilities	581,172
Net Assets	$64,228,633
Net Assets consist of:
Paid-in capital	$55,056,139
Total distributable earnings/(losses)	9,172,494
Net Assets	$64,228,633
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,405,723
Net Asset Value, offering and redemption price per share	$14.58
*Cost of Investments:
(a) Unaffiliated issuers	$61,287,259

See Notes to Financial Statements

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Statement of Operations

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,691,867
Interest income—unaffiliated issuers	61,808
Income from securities loaned—net (Note A)	633
Foreign taxes withheld (Note A)	(3,874)
Total income	$1,750,434
Expenses:
Investment management fees (Note B)	389,156
Administration fees (Note B)	212,267
Audit fees	46,310
Custodian and accounting fees	54,448
Insurance expense	2,303
Legal fees	27,201
Shareholder reports	19,085
Trustees' fees and expenses	45,809
Interest expense	76
Miscellaneous	5,007
Total net expenses	801,662
Net investment income/(loss)	$948,772
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	6,154,696
Expiration or closing of option contracts written	72,590
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(7,971,299)
Option contracts written	274,520
Net gain/(loss) on investments	(1,469,493)
Net increase/(decrease) in net assets resulting from operations	$(520,721)

See Notes to Financial Statements

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Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LARGE CAP VALUE PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$948,772	$872,157
Net realized gain/(loss) on investments	6,227,286	8,159,891
Change in net unrealized appreciation/(depreciation) of investments	(7,696,779)	89,872
Net increase/(decrease) in net assets resulting from operations	(520,721)	9,121,920
Distributions to Shareholders From (Note A):
Distributable earnings	(8,147,842)	(2,355,933)
From Fund Share Transactions (Note D):
Proceeds from shares sold	9,393,071	7,712,376
Proceeds from reinvestment of dividends and distributions	8,147,842	2,355,933
Payments for shares redeemed	(17,893,390)	(22,206,583)
Net increase/(decrease) from Fund share transactions	(352,477)	(12,138,274)
Net Increase/(Decrease) in Net Assets	(9,021,040)	(5,372,287)
Net Assets:
Beginning of year	73,249,673	78,621,960
End of year	$64,228,633	$73,249,673

See Notes to Financial Statements

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Notes to Financial Statements Large Cap Value Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") currently offers only Class I shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked

11

prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2018 was $117,670.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for

12

returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $61,461,649. Gross unrealized appreciation of long security positions was $4,556,265 and gross unrealized depreciation of long security positions was $2,677,034 resulting in net unrealized appreciation of $1,879,231 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$3,973,586	$1,951,874	$4,174,256	$404,059	$8,147,842	$2,355,933

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,833,566	$5,459,697	$1,879,231	$—	$—	$9,172,494

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2018, the Fund estimated these amounts within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2018, the character of distributions, if any, paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have

13

informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2018 is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at December 31, 2018. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: During the year ended December 31, 2018, the Fund used options written to enhance returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is

14

exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

The impact of the Fund's use of derivative instruments (which did not qualify as hedging instruments under ASC 815) on the Statement of Operations during the year ended December 31, 2018, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	$72,590	$72,590
Total Realized Gain/(Loss)		$72,590	$72,590

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$274,520	$274,520
Total Change in Appreciation/(Depreciation)		$274,520	$274,520

While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

12  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended December 31, 2018, the Fund received income under the securities lending arrangement of $633.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

15

As of December 31, 2018, the Fund did not have any outstanding loans of securities.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes fees payable to Management, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, there was no repayment to Management under its contractual expense limitation.

At December 31, 2018, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Year Ended December 31,
			2016	2017	2018
			Subject to Repayment Until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$—

(a)  Expense limitation per annum of the Fund's average daily net assets.

16

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

Note C—Securities Transactions:

During the year ended December 31, 2018, there were purchase and sale transactions of long-term securities (excluding option contracts) of $97,941,605 and $102,558,531, respectively.

During the year ended December 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2018 and December 31, 2017 was as follows:

	For the Year Ended December 31,
	2018	2017
Shares Sold	573,745	488,560
Shares Issued on Reinvestment of Dividends and Distributions	539,592	145,788
Shares Redeemed	(1,092,506)	(1,408,535)
Total	20,831	(774,187)

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$90,198	$9,969

17

Note G—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended December 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At December 31, 2017, the distributions from net investment income, net realized gain on investments and undistributed net investment income/(loss) were as follows:

Net Investment Income	Net Realized Gain on Investments	Undistributed Net Investment Income at 12/31/17
$(414,816)	$(1,941,117)	$825,253

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note H—Subsequent Event:

On December 13, 2018, the Board approved two separate reorganizations of Guardian Portfolio and Large Cap Value Portfolio (each, a "Merging Portfolio") into Sustainable Equity Portfolio (the "Surviving Portfolio," and together with the Merging Portfolios, the "Portfolios") (each a "Reorganization"). Each Reorganization is independent of the other, and the Reorganization of either Merging Portfolio may proceed even if the Reorganization of the other Merging Portfolio is postponed or cancelled. All Portfolios are series of the Trust. Each Reorganization will take effect on or about April 30, 2019. No shareholder vote is required for either of the Reorganizations. At the time of each Reorganization, contractholders who are shareholders of a Merging Portfolio (indirectly through a separate account) automatically will become shareholders (again, indirectly through that separate account) of the corresponding Class of the Surviving Portfolio, receiving shares of the corresponding Class of the Surviving Portfolio having an aggregate NAV equal to the contractholder's shares in the Merging Portfolio.

18

Financial Highlights

Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$16.71	$15.24		$13.19	$16.39	$15.04
Income From Investment Operations:
Net Investment Income/(Loss)@	0.22	0.19		0.13	0.14	0.11
Net Gains or Losses on Securities (both realized and unrealized)	(0.32)	1.83		3.34	(2.00)	1.36
Total From Investment Operations	(0.10)	2.02		3.47	(1.86)	1.47
Less Distributions From:
Net Investment Income	(0.21)	(0.10)		(0.12)	(0.12)	(0.12)
Net Realized Capital Gains	(1.82)	(0.45)		(1.30)	(1.22)	—
Total Distributions	(2.03)	(0.55)		(1.42)	(1.34)	(0.12)
Voluntary Contribution from Management	—	—		—	—	0.00
Net Asset Value, End of Year	$14.58	$16.71		$15.24	$13.19	$16.39
Total Return†	(1.04)%^	13.36	%^‡	27.37%^	(11.80)%^	9.85	%^µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$64.2	$73.2		$78.6	$53.3	$70.3
Ratio of Gross Expenses to Average Net Assets#	1.13%	1.11%		1.18%	1.14%	1.10%
Ratio of Net Expenses to Average Net Assets	1.13%	0.98	%ß	1.18%	1.14%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.34%	1.20	%ß	0.89%	0.89%	0.71%
Portfolio Turnover Rate	146%	91%		93%	153%	130%

See Notes to Financial Highlights

19

Notes to Financial Highlights Large Cap Value Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  Had the Fund not received the class action proceeds listed in Note A of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2018 would have been (1.24)%.The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been (11.94)%. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 9.72%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

‡  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 would have been 13.22%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/ (Loss) to Average Net Assets Year Ended December 31, 2017
1.11%	1.06%

20

Report of Independent Registered Public Accounting Firm

To the Shareholders of the
Large Cap Value Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Large Cap Value Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 14, 2019

21

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

29

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009—2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Large Cap Value Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their

32

deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In

33

addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's management fee and total expenses were higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs or the Fund's relatively small size contributed to the Fund's management fee and total expenses. In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an

34

independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a Fund underperformed,

35

including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 5-year periods, the third quintile for the 3-year period, and the fifth quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee ranked in the fifth quintile, and total expenses ranked in the fifth quintile. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2018.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided or the Fund's relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

79.19% of the dividends earned during the fiscal year ended December 31, 2018 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $4,174,256 as a capital gain distribution.

36

Neuberger Berman
Advisers Management Trust

Large Cap Value Portfolio

I Class Shares

Annual Report

December 31, 2018

B1010 02/19

Large Cap Value Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Large Cap Value Portfolio Class I posted a total return of –1.04% for the 12 months ended December 31, 2018, outperforming its benchmark, the Russell 1000® Value Index (the Index), which posted a –8.27% total return for the same period.

The U.S. stock market generated strong results over the first nine months of the year, reaching several new all-time highs. This rally was driven by generally robust corporate earnings, partially fueled by the 2017 tax reform bill. However, the market then reversed course and experienced a broad-based decline over the last three months of 2018. A number of issues negatively impacted investor sentiment, including moderating global growth, ongoing global trade tensions, concerns over future U.S. Federal Reserve Board (Fed) monetary tightening and a partial U.S. government shutdown. All told, the S&P 500® Index fell –13.52% in the fourth quarter, pushing its calendar year 2018 return to –4.38%. Meanwhile, the Index declined –11.72% during the fourth quarter and fell –8.27% in 2018. Eight of the 11 sectors within the Index posted negative returns for the year. On a relative basis, cyclical sectors, such as Industrials and Energy produced the weakest results, whereas more defensive sectors, including Health Care and Utilities, generated positive results.

While the Fund generated a negative absolute return, it outperformed the Index during the reporting period. Both stock selection and sector allocation contributed to the Fund's relative results. In terms of stock selection, holdings in the Consumer Discretionary, Financials and Health Care sectors were the largest contributors to relative returns. Looking at individual stocks, positions in lululemon Athletica Inc., HCA Healthcare, Inc., Centene Corp., Pfizer, Inc. and Exelon Corp. were the largest contributors to the Fund's absolute returns. Conversely, stock selection in the Energy, Information Technology and Industrials sectors were headwinds for relative results. With regard to individual holdings, Kraft Heinz (sold during the period), Exxon Mobil, Cabot Oil & Gas, Athene Holding and Oracle Corp. (sold during the period) were the largest detractors from absolute performance. Lastly, the Fund's use of written options contributed positively to performance during the period.

Many of the risks we were concerned about in the middle of the year came to pass during the fourth quarter of 2018. In particular, the Fed continued to tighten monetary policy, trade tensions between the U.S. and China triggered periods of volatility and many investors appeared to be complacent given the lengthy market rally. Collectively, these and other factors—including the partial government shutdown—triggered a perfect storm and the market's sharp descent during the fourth quarter of 2018. Looking ahead, we remain cautious on the growth trajectory for the U.S. economy given the lagging effect of Fed rate hikes. While we do not believe a recession is imminent, the pace of the expansion could be curtailed in 2019. That being said, the recent market downturn has resulted in a number of price dislocations that we believe could turn into rewarding investment opportunities. In addition, we firmly believe that equities remain the most appropriate asset class over the long term given their potential to generate capital appreciation.

As always, our portfolio construction strategy entails seeking out underappreciated stocks with hidden value that we believe can be realized if certain catalysts play out as we anticipate them to over time, and we believe that this approach is fundamental to generating favorable returns over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Large Cap Value Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	7.7%
Consumer Discretionary	1.8
Consumer Staples	11.9
Energy	6.8
Financials	23.3
Health Care	19.6
Industrials	8.9
Information Technology	1.1
Materials	4.2
Ulilities	13.8
Short-Term Investments	0.9
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
Class I	03/22/1994	–1.04%	6.72%	12.98%	8.21%
Russell 1000®
Value Index[1,2]		–8.27%	5.95%	11.18%	8.96%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2017 was 1.12% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is March 22, 1994, the Fund's commencement of operations.

2  The Russell 1000® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell 1000 Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market, and includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period 7/1/18 – 12/31/18
Class I	$1,000.00	$999.80	$5.85	(a)
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,019.36	$5.90	(b)

(a)  Expenses are equal to the annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 1.16%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Large Cap Value Portfolio December 31, 2018

NUMBER OF SHARES		VALUE
Common Stocks 97.7%
Aerospace & Defense 1.1%
6,591	United Technologies Corp.	$701,810
Airlines 1.0%
12,714	Delta Air Lines, Inc.	634,429
Banks 12.2%
12,276	Citigroup, Inc.	639,089
11,237	Comerica, Inc.	771,869
32,467	JPMorgan Chase & Co.	3,169,429
7,467	M&T Bank Corp.	1,068,752
8,999	PNC Financial Services Group, Inc.	1,052,073
14,186	SunTrust Banks, Inc.	715,542
8,780	Wells Fargo & Co.	404,582
		7,821,336
Biotechnology 0.9%
6,626	BioMarin Pharmaceutical, Inc.	564,204	*
Capital Markets 1.7%
5,944	CME Group, Inc.	1,118,185
Communications Equipment 0.7%
10,467	Cisco Systems, Inc.	453,535
Diversified Telecommunication Services 6.0%
33,470	AT&T, Inc.	955,234
41,348	CenturyLink, Inc.	626,422
40,203	Verizon Communications, Inc.	2,260,213
		3,841,869
Electric Utilities 9.1%
16,888	American Electric Power Co., Inc.	1,262,209
15,432	Evergy, Inc.	876,075
35,735	Exelon Corp.	1,611,648
37,760	FirstEnergy Corp.	1,417,888
3,723	NextEra Energy, Inc.	647,132
		5,814,952
Electrical Equipment 1.0%
11,192	Emerson Electric Co.	668,722
Energy Equipment & Services 0.1%
1,332	Schlumberger Ltd.	48,059
NUMBER OF SHARES		VALUE
Equity Real Estate Investment Trusts 6.9%
19,197	Equity Residential	$1,267,194
14,485	Prologis, Inc.	850,559
4,950	Public Storage	1,001,929
3,747	Simon Property Group, Inc.	629,459
8,970	SL Green Realty Corp.	709,348
		4,458,489
Food & Staples Retailing 3.9%
8,464	Walgreens Boots Alliance, Inc.	578,345
20,824	Walmart, Inc.	1,939,756
		2,518,101
Food Products 3.1%
50,164	Mondelez International, Inc. Class A	2,008,065
Health Care Equipment & Supplies 1.7%
15,436	Abbott Laboratories	1,116,486
Health Care Providers & Services 7.7%
11,521	Centene Corp.	1,328,371	*
7,377	Cigna Corp.	1,401,040
5,272	CVS Health Corp.	345,421
14,988	HCA Healthcare, Inc.	1,865,257
		4,940,089
Household Products 3.7%
4,851	Church & Dwight Co., Inc.	319,002
22,444	Procter & Gamble Co.	2,063,052
		2,382,054
Industrial Conglomerates 1.3%
62,128	General Electric Co.	470,309
2,868	Honeywell International, Inc.	378,920
		849,229
Insurance 6.0%
5,441	Aon PLC	790,904
5,107	Assurant, Inc.	456,770
18,649	Athene Holding Ltd. Class A	742,790	*
9,368	Chubb Ltd.	1,210,158
7,412	Hartford Financial Services Group, Inc.	329,463
6,336	Lincoln National Corp.	325,100
		3,855,185
Machinery 0.5%
2,078	Deere & Co.	309,975

See Notes to Financial Statements

5

Schedule of Investments Large Cap Value Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Media 0.6%
11,171	Comcast Corp. Class A	$380,372
Metals & Mining 4.2%
76,787	Newmont Mining Corp.	2,660,669
Multi-Utilities 4.5%
12,023	DTE Energy Co.	1,326,137
37,147	NiSource, Inc.	941,676
5,962	Sempra Energy	645,029
		2,912,842
Oil, Gas & Consumable Fuels 6.6%
6,095	Cabot Oil & Gas Corp.	136,223
14,990	EOG Resources, Inc.	1,307,278
36,039	Exxon Mobil Corp.	2,457,500
4,291	Valero Energy Corp.	321,696
		4,222,697
Personal Products 1.0%
11,816	Unilever NV	635,701
Pharmaceuticals 9.0%
15,235	Johnson & Johnson	1,966,077
18,006	Merck & Co., Inc.	1,375,838
55,745	Pfizer, Inc.	2,433,269
		5,775,184
Software 0.4%
2,559	Microsoft Corp.	259,918
Specialty Retail 1.2%
9,848	Tiffany & Co.	792,862
Textiles, Apparel & Luxury Goods 0.6%
3,196	lululemon Athletica, Inc.	388,666	*
NUMBER OF SHARES		VALUE
Wireless Telecommunication Services 1.0%
9,972	T-Mobile US, Inc.	$634,319	*
	Total Common Stocks (Cost $60,714,383)	62,768,004
Short-Term Investments 0.9%
Investment Companies 0.9%
572,876	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.27%(a) (Cost $572,876)	572,876
	Total Investments 98.6% (Cost $61,287,259)	63,340,880
	Other Assets Less Liabilities 1.4%	887,753
	Net Assets 100.0%	$64,228,633

*  Non-income producing security.

(a)  Represents 7-day effective yield as of December 31, 2018.

See Notes to Financial Statements

6

Schedule of Investments Large Cap Value Portfolio (cont'd)

Derivative Instruments

Written option contracts ("options written")

At December 31, 2018, the Fund did not have any outstanding options written. For the year ended December 31, 2018, the Fund had an average market value of $(293,723) in options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$62,768,004	$—	$—	$62,768,004
Short-Term Investments	—	572,876	—	572,876
Total Investments	$62,768,004	$572,876	$—	$63,340,880

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

7

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$63,340,880
Dividends and interest receivable	102,389
Receivable for securities sold	1,349,590
Receivable for Fund shares sold	2,360
Prepaid expenses and other assets	14,586
Total Assets	64,809,805
Liabilities
Payable to investment manager—net (Note B)	31,390
Payable for securities purchased	383,156
Payable for Fund shares redeemed	87,527
Payable to administrator—net (Note B)	17,122
Accrued expenses and other payables	61,977
Total Liabilities	581,172
Net Assets	$64,228,633
Net Assets consist of:
Paid-in capital	$55,056,139
Total distributable earnings/(losses)	9,172,494
Net Assets	$64,228,633
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,405,723
Net Asset Value, offering and redemption price per share	$14.58
*Cost of Investments:
(a) Unaffiliated issuers	$61,287,259

See Notes to Financial Statements

8

Statement of Operations

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,691,867
Interest income—unaffiliated issuers	61,808
Income from securities loaned—net (Note A)	633
Foreign taxes withheld (Note A)	(3,874)
Total income	$1,750,434
Expenses:
Investment management fees (Note B)	389,156
Administration fees (Note B)	212,267
Audit fees	46,310
Custodian and accounting fees	54,448
Insurance expense	2,303
Legal fees	27,201
Shareholder reports	19,085
Trustees' fees and expenses	45,809
Interest expense	76
Miscellaneous	5,007
Total net expenses	801,662
Net investment income/(loss)	$948,772
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	6,154,696
Expiration or closing of option contracts written	72,590
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(7,971,299)
Option contracts written	274,520
Net gain/(loss) on investments	(1,469,493)
Net increase/(decrease) in net assets resulting from operations	$(520,721)

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LARGE CAP VALUE PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$948,772	$872,157
Net realized gain/(loss) on investments	6,227,286	8,159,891
Change in net unrealized appreciation/(depreciation) of investments	(7,696,779)	89,872
Net increase/(decrease) in net assets resulting from operations	(520,721)	9,121,920
Distributions to Shareholders From (Note A):
Distributable earnings	(8,147,842)	(2,355,933)
From Fund Share Transactions (Note D):
Proceeds from shares sold	9,393,071	7,712,376
Proceeds from reinvestment of dividends and distributions	8,147,842	2,355,933
Payments for shares redeemed	(17,893,390)	(22,206,583)
Net increase/(decrease) from Fund share transactions	(352,477)	(12,138,274)
Net Increase/(Decrease) in Net Assets	(9,021,040)	(5,372,287)
Net Assets:
Beginning of year	73,249,673	78,621,960
End of year	$64,228,633	$73,249,673

See Notes to Financial Statements

10

Notes to Financial Statements Large Cap Value Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") currently offers only Class I shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked

11

prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2018 was $117,670.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for

12

returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $61,461,649. Gross unrealized appreciation of long security positions was $4,556,265 and gross unrealized depreciation of long security positions was $2,677,034 resulting in net unrealized appreciation of $1,879,231 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$3,973,586	$1,951,874	$4,174,256	$404,059	$8,147,842	$2,355,933

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,833,566	$5,459,697	$1,879,231	$—	$—	$9,172,494

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2018, the Fund estimated these amounts within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2018, the character of distributions, if any, paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have

13

informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2018 is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at December 31, 2018. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: During the year ended December 31, 2018, the Fund used options written to enhance returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is

14

exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

The impact of the Fund's use of derivative instruments (which did not qualify as hedging instruments under ASC 815) on the Statement of Operations during the year ended December 31, 2018, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Options written	Net realized gain/(loss) on: expiration or closing of option contracts written	$72,590	$72,590
Total Realized Gain/(Loss)		$72,590	$72,590

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Equity Risk	Total
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts written	$274,520	$274,520
Total Change in Appreciation/(Depreciation)		$274,520	$274,520

While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

12  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended December 31, 2018, the Fund received income under the securities lending arrangement of $633.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

15

As of December 31, 2018, the Fund did not have any outstanding loans of securities.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes fees payable to Management, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, there was no repayment to Management under its contractual expense limitation.

At December 31, 2018, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Year Ended December 31,
			2016	2017	2018
			Subject to Repayment Until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$—

(a)  Expense limitation per annum of the Fund's average daily net assets.

16

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

Note C—Securities Transactions:

During the year ended December 31, 2018, there were purchase and sale transactions of long-term securities (excluding option contracts) of $97,941,605 and $102,558,531, respectively.

During the year ended December 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2018 and December 31, 2017 was as follows:

	For the Year Ended December 31,
	2018	2017
Shares Sold	573,745	488,560
Shares Issued on Reinvestment of Dividends and Distributions	539,592	145,788
Shares Redeemed	(1,092,506)	(1,408,535)
Total	20,831	(774,187)

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$90,198	$9,969

17

Note G—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended December 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At December 31, 2017, the distributions from net investment income, net realized gain on investments and undistributed net investment income/(loss) were as follows:

Net Investment Income	Net Realized Gain on Investments	Undistributed Net Investment Income at 12/31/17
$(414,816)	$(1,941,117)	$825,253

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note H—Subsequent Event:

On December 13, 2018, the Board approved two separate reorganizations of Guardian Portfolio and Large Cap Value Portfolio (each, a "Merging Portfolio") into Sustainable Equity Portfolio (the "Surviving Portfolio," and together with the Merging Portfolios, the "Portfolios") (each a "Reorganization"). Each Reorganization is independent of the other, and the Reorganization of either Merging Portfolio may proceed even if the Reorganization of the other Merging Portfolio is postponed or cancelled. All Portfolios are series of the Trust. Each Reorganization will take effect on or about April 30, 2019. No shareholder vote is required for either of the Reorganizations. At the time of each Reorganization, contractholders who are shareholders of a Merging Portfolio (indirectly through a separate account) automatically will become shareholders (again, indirectly through that separate account) of the corresponding Class of the Surviving Portfolio, receiving shares of the corresponding Class of the Surviving Portfolio having an aggregate NAV equal to the contractholder's shares in the Merging Portfolio.

18

Financial Highlights

Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$16.71	$15.24		$13.19	$16.39	$15.04
Income From Investment Operations:
Net Investment Income/(Loss)@	0.22	0.19		0.13	0.14	0.11
Net Gains or Losses on Securities (both realized and unrealized)	(0.32)	1.83		3.34	(2.00)	1.36
Total From Investment Operations	(0.10)	2.02		3.47	(1.86)	1.47
Less Distributions From:
Net Investment Income	(0.21)	(0.10)		(0.12)	(0.12)	(0.12)
Net Realized Capital Gains	(1.82)	(0.45)		(1.30)	(1.22)	—
Total Distributions	(2.03)	(0.55)		(1.42)	(1.34)	(0.12)
Voluntary Contribution from Management	—	—		—	—	0.00
Net Asset Value, End of Year	$14.58	$16.71		$15.24	$13.19	$16.39
Total Return†	(1.04)%^	13.36	%^‡	27.37%^	(11.80)%^	9.85	%^µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$64.2	$73.2		$78.6	$53.3	$70.3
Ratio of Gross Expenses to Average Net Assets#	1.13%	1.11%		1.18%	1.14%	1.10%
Ratio of Net Expenses to Average Net Assets	1.13%	0.98	%ß	1.18%	1.14%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.34%	1.20	%ß	0.89%	0.89%	0.71%
Portfolio Turnover Rate	146%	91%		93%	153%	130%

See Notes to Financial Highlights

19

Notes to Financial Highlights Large Cap Value Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  Had the Fund not received the class action proceeds listed in Note A of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2018 would have been (1.24)%.The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been (11.94)%. Had the Fund not received class action proceeds in 2014, total return based on per share NAV for the year ended December 31, 2014 would have been 9.72%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

‡  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 would have been 13.22%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/ (Loss) to Average Net Assets Year Ended December 31, 2017
1.11%	1.06%

20

Report of Independent Registered Public Accounting Firm

To the Shareholders of the
Large Cap Value Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Large Cap Value Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 14, 2019

21

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

22

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

29

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009—2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Large Cap Value Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their

32

deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In

33

addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's management fee and total expenses were higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs or the Fund's relatively small size contributed to the Fund's management fee and total expenses. In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an

34

independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a Fund underperformed,

35

including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 5-year periods, the third quintile for the 3-year period, and the fifth quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee ranked in the fifth quintile, and total expenses ranked in the fifth quintile. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2018.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided or the Fund's relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

79.19% of the dividends earned during the fiscal year ended December 31, 2018 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $4,174,256 as a capital gain distribution.

36

Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2018

B1013 02/19

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports or you can call 800.877.9700 or send an email request to fundinfo@nb.com to request a paper copy of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

Mid Cap Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio Class I generated a –6.40% total return for the 12 months ended December 31, 2018, trailing its benchmark, the Russell Midcap® Growth Index (the Index), which returned –4.75% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

2018 ultimately proved to be a tale of two markets as significant period-end volatility tempered what had been a positive environment for equities in the U.S. In general, the year was characterized by continued strong earnings and was further boosted by the 2017 reduction in the corporate tax rate, that combined with strengthening gross domestic product (GDP) growth, low unemployment, and the absence of inflationary pressures (outside of positive wage growth), buttressed a market that largely remained willing to pay up for positive differentiation. However, a rising level of uncertainty, fueled by trade and tariff concerns, slowing global growth and the pace of the U.S. Federal Reserve Board's efforts to both unwind their post-financial crisis balance sheet and tighten liquidity through increasing interest rates, reached a tipping point at the start of the fourth quarter of 2018. The bull market's trademark resiliency faded in the face of a near "bear" market-level decline. While meaningful volatility is not an enjoyable experience, we believe it can serve as a healthy antidote to stretched valuations and given that this downturn appeared to us to lack a fundamental basis tied to either specific domestic economic data points or corporate results, we view the year-end pull back as both healthy and an opportunity as we head into 2019.

During the year, the portfolio was overweight in Health Care and Industrials and underweight in Information Technology (IT), Materials, Consumer Discretionary, Consumer Staples and Real Estate versus the Index. Our underweight to IT was a combination of the Index's annual reconstitution, as well as the S&P/MSCI Global Industry Classification Standard reclassification in September 2018 of several of our IT holdings into other sectors. Overall, our allocation decisions reflected the compelling catalysts and underlying fundamentals that we believe we see in Health Care and IT, our persistent wariness around retail and consumer spending and our view that neither GDP-growth dependent commodities nor income-yielding REITs were an ideal fit with our earnings-centric philosophy.

Breaking down our performance, strong stock selection within our overweight allocation to Health Care's Biotechnology industry resulted in that area being the leading contributor to performance, while stock specific issues and broader concerns around potentially waning global demand resulted in IT's Semiconductors & Equipment industry being the leading detractor. Drilling down to our holdings, Bioverativ, which develops therapies for hemophilia and other blood diseases, was the leading contributor to absolute performance as it accepted an offer to be acquired by Sanofi, while Universal Display Corporation, a developer of organic light emitting diode technologies, was negatively impacted by Apple iPhone supply chain cuts and uncertainty around the pace of adoption for their screen technology. We sold Bioverativ to realize the buy-out premium and given their decreased visibility, we also exited Universal Display.

Despite macroeconomic uncertainties, we remain cautiously optimistic that corporate fundamentals will broadly remain positive and that 2019 will be a constructive environment for small- and mid-cap growth-style companies, even if the pace of economic expansion cools over the next twelve months. To that end, we also believe that bottom-up research, with a focus on identifying unique business models, underappreciated catalysts and compelling fundamentals, and an active emphasis on balancing risk and reward could be key differentiators in navigating what could prove to be a much more discriminating market.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Mid Cap Growth Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	4.2%
Consumer Discretionary	14.7
Consumer Staples	1.8
Energy	0.9
Financials	5.0
Health Care	19.1
Industrials	18.4
Information Technology	27.8
Materials	1.4
Ulilities	1.0
Short-Term Investments	5.7
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
Class I	11/03/1997	–6.40%	5.93%	13.00%	8.53%
Class S2	02/18/2003	–6.56%	5.61%	12.69%	8.32%
Russell Midcap® Growth Index[1,3]		–4.75%	7.42%	15.12%	7.73%
Russell Midcap® Index[1,3]		–9.06%	6.26%	14.03%	8.73%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.95% and 1.20% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.11% after expense reimbursements and/or fee waivers for Class S shares. The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period 7/1/18 – 12/31/18		Expense Ratio
Class I	$1,000.00	$877.80	$4.40	(a)	0.93%
Class S	$1,000.00	$877.20	$5.20	(a)	1.10%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.52	$4.74	(b)	0.93%
Class S	$1,000.00	$1,019.66	$5.60	(b)	1.10%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Mid Cap Growth Portfolio December 31, 2018

NUMBER OF SHARES		VALUE
Common Stocks 94.3%
Aerospace & Defense 1.9%
36,500	Harris Corp.	$4,914,725
32,500	HEICO Corp.	2,518,100
		7,432,825
Auto Components 0.8%
50,000	Aptiv PLC	3,078,500
Banks 1.6%
57,500	East West Bancorp, Inc.	2,502,975
20,000	SVB Financial Group	3,798,400	*
		6,301,375
Biotechnology 5.4%
40,000	Agios Pharmaceuticals, Inc.	1,844,400	*
155,000	Array BioPharma, Inc.	2,208,750	*
52,500	BioMarin Pharmaceutical, Inc.	4,470,375	*
160,000	Exelixis, Inc.	3,147,200	*
70,000	Incyte Corp.	4,451,300	*
30,000	Neurocrine Biosciences, Inc.	2,142,300	*
12,000	Sarepta Therapeutics, Inc.	1,309,560	*
30,000	Seattle Genetics, Inc.	1,699,800	*
		21,273,685
Building Products 0.4%
75,000	Resideo Technologies, Inc.	1,541,250	*
Capital Markets 2.6%
40,000	Cboe Global Markets, Inc.	3,913,200
10,000	MarketAxess Holdings, Inc.	2,113,100
57,500	Raymond James Financial, Inc.	4,278,575
		10,304,875
Commercial Services & Supplies 2.9%
33,000	Cintas Corp.	5,543,670
75,750	Waste Connections, Inc.	5,624,437
		11,168,107
Communications Equipment 1.7%
57,500	Motorola Solutions, Inc.	6,614,800
Construction & Engineering 0.8%
80,000	MasTec, Inc.	3,244,800	*
Consumer Finance 0.8%
37,500	Green Dot Corp. Class A	2,982,000	*
NUMBER OF SHARES		VALUE
Containers & Packaging 1.4%
42,500	Ball Corp.	$1,954,150
40,000	Packaging Corp. of America	3,338,400
		5,292,550
Diversified Consumer Services 2.7%
53,050	Bright Horizons Family Solutions, Inc.	5,912,423	*
112,750	Service Corp. International	4,539,315
		10,451,738
Electrical Equipment 1.8%
75,000	AMETEK, Inc.	5,077,500
14,000	Rockwell Automation, Inc.	2,106,720
		7,184,220
Electronic Equipment, Instruments & Components 6.0%
71,000	Amphenol Corp. Class A	5,752,420
87,500	CDW Corp.	7,091,875
35,000	Cognex Corp.	1,353,450
72,000	Keysight Technologies, Inc.	4,469,760	*
150,000	Trimble, Inc.	4,936,500	*
		23,604,005
Entertainment 2.2%
60,000	Take-Two Interactive Software, Inc.	6,176,400	*
32,500	World Wrestling Entertainment, Inc. Class A	2,428,400
		8,604,800
Equity Real Estate Investment Trusts 0.7%
52,500	CyrusOne, Inc.	2,776,200
Food Products 0.8%
45,000	Lamb Weston Holdings, Inc.	3,310,200
Health Care Equipment & Supplies 6.2%
10,500	ABIOMED, Inc.	3,412,920	*
55,000	AxoGen, Inc.	1,123,650	*
25,100	Edwards Lifesciences Corp.	3,844,567	*
45,000	Hill-Rom Holdings, Inc.	3,984,750
10,000	IDEXX Laboratories, Inc.	1,860,200	*
42,500	Insulet Corp.	3,371,100	*
62,500	Merit Medical Systems, Inc.	3,488,125	*
26,500	Penumbra, Inc.	3,238,300	*
		24,323,612

See Notes to Financial Statements

5

Schedule of Investments Mid Cap Growth Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Health Care Providers & Services 2.3%
15,000	Centene Corp.	$1,729,500	*
52,500	Encompass Health Corp.	3,239,250
17,500	WellCare Health Plans, Inc.	4,131,575	*
		9,100,325
Health Care Technology 1.8%
37,500	Teladoc Health, Inc.	1,858,875	*
60,000	Veeva Systems, Inc. Class A	5,359,200	*
		7,218,075
Hotels, Restaurants & Leisure 4.6%
98,500	Aramark	2,853,545
90,000	Eldorado Resorts, Inc.	3,258,900	*
100,000	Norwegian Cruise Line Holdings Ltd.	4,239,000	*
110,000	Red Rock Resorts, Inc. Class A	2,234,100
25,500	Vail Resorts, Inc.	5,375,910
		17,961,455
Household Products 1.0%
57,500	Church & Dwight Co., Inc.	3,781,200
Independent Power and Renewable Electricity Producers 1.0%
175,000	Vistra Energy Corp.	4,005,750	*
Industrial Conglomerates 1.3%
19,500	Roper Technologies, Inc.	5,197,140
Interactive Media & Services 1.2%
25,000	IAC/InterActiveCorp	4,576,000	*
IT Services 6.5%
37,500	Fiserv, Inc.	2,755,875	*
62,500	Global Payments, Inc.	6,445,625
70,000	Okta, Inc.	4,466,000	*
77,500	Square, Inc. Class A	4,346,975	*
57,000	Total System Services, Inc.	4,633,530
32,500	Twilio, Inc. Class A	2,902,250	*
		25,550,255
Life Sciences Tools & Services 2.7%
24,500	Bio-Rad Laboratories, Inc. Class A	5,689,390	*
54,000	PRA Health Sciences, Inc.	4,965,840	*
		10,655,230
NUMBER OF SHARES		VALUE
Machinery 4.5%
65,000	Altra Industrial Motion Corp.	$1,634,750
61,872	Fortive Corp.	4,186,260
44,000	IDEX Corp.	5,555,440
35,000	Stanley Black & Decker, Inc.	4,190,900
30,000	Xylem, Inc.	2,001,600
		17,568,950
Media 0.8%
200,000	Altice USA, Inc. Class A	3,304,000
Oil, Gas & Consumable Fuels 0.9%
25,000	Concho Resources, Inc.	2,569,750	*
75,000	WPX Energy, Inc.	851,250	*
		3,421,000
Pharmaceuticals 0.6%
70,000	Aerie Pharmaceuticals, Inc.	2,527,000	*
Professional Services 1.9%
22,500	CoStar Group, Inc.	7,590,150	*
Road & Rail 1.5%
30,000	J.B. Hunt Transport Services, Inc.	2,791,200
25,000	Old Dominion Freight Line, Inc.	3,087,250
		5,878,450
Semiconductors & Semiconductor Equipment 3.2%
190,000	Advanced Micro Devices, Inc.	3,507,400	*
42,500	Monolithic Power Systems, Inc.	4,940,625
50,000	Xilinx, Inc.	4,258,500
		12,706,525
Software 10.4%
40,000	Autodesk, Inc.	5,144,400	*
105,000	Nutanix, Inc. Class A	4,366,950	*
20,000	Palo Alto Networks, Inc.	3,767,000	*
25,000	Proofpoint, Inc.	2,095,250	*
72,500	RingCentral, Inc. Class A	5,976,900	*
40,000	ServiceNow, Inc.	7,122,000	*
55,000	Splunk, Inc.	5,766,750	*
12,500	Tyler Technologies, Inc.	2,322,750	*
17,500	Ultimate Software Group, Inc.	4,285,225	*
		40,847,225
Specialty Retail 6.7%
41,000	Burlington Stores, Inc.	6,669,470	*
50,000	Five Below, Inc.	5,116,000	*
100,000	Hudson Ltd. Class A	1,715,000	*
13,000	O'Reilly Automotive, Inc.	4,476,290	*
63,000	Ross Stores, Inc.	5,241,600
12,500	Ulta Beauty, Inc.	3,060,500	*
		26,278,860

See Notes to Financial Statements

6

Schedule of Investments Mid Cap Growth Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Trading Companies & Distributors 0.7%
25,000	United Rentals, Inc.	$2,563,250	*
	Total Common Stocks (Cost $325,891,397)	370,220,382
Short-Term Investments 5.7%
Investment Companies 5.7%
22,353,075	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.27%(a) (Cost $22,353,075)	22,353,075
	Total Investments 100.0% (Cost $348,244,472)	392,573,457
	Liabilities Less Other Assets (0.0)%(b)	(21,887)
	Net Assets 100.0%	$392,551,570

*  Non-income producing security.

(a)  Represents 7-day effective yield as of December 31, 2018.

(b)  Represents less than 0.05% of net assets.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$370,220,382	$—	$—	$370,220,382
Short-Term Investments	—	22,353,075	—	22,353,075
Total Investments	$370,220,382	$22,353,075	$—	$392,573,457

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

7

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$392,573,457
Dividends and interest receivable	232,480
Receivable for Fund shares sold	172,567
Receivable for securities lending income (Note A)	942
Prepaid expenses and other assets	9,822
Total Assets	392,989,268
Liabilities
Payable to investment manager—net (Note B)	185,713
Payable for Fund shares redeemed	41,317
Payable to administrator—net (Note B)	140,735
Accrued expenses and other payables	69,933
Total Liabilities	437,698
Net Assets	$392,551,570
Net Assets consist of:
Paid-in capital	$313,228,996
Total distributable earnings/(losses)	79,322,574
Net Assets	$392,551,570
Net Assets
Class I	$93,150,451
Class S	299,401,119
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	3,865,990
Class S	13,509,617
Net Asset Value, offering and redemption price per share
Class I	$24.09
Class S	22.16
*Cost of Investments:
(a) Unaffiliated issuers	$348,244,472

See Notes to Financial Statements

8

Statement of Operations

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,693,822
Interest income—unaffiliated issuers	322,074
Income from securities loaned—net (Note A)	28,013
Foreign taxes withheld (Note A)	(6,596)
Total income	$3,037,313
Expenses:
Investment management fees (Note B)	2,410,289
Administration fees (Note B):
Class I	326,368
Class S	1,015,226
Distribution fees (Note B):
Class S	846,022
Audit fees	46,310
Custodian and accounting fees	70,155
Insurance expense	13,639
Legal fees	171,682
Shareholder reports	24,072
Trustees' fees and expenses	46,716
Miscellaneous	26,476
Total expenses	4,996,955
Expenses reimbursed by Management (Note B)	(253,455)
Total net expenses	4,743,500
Net investment income/(loss)	$(1,706,187)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	35,197,574
Settlement of foreign currency transactions	(31)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(60,470,760)
Net gain/(loss) on investments	(25,273,217)
Net increase/(decrease) in net assets resulting from operations	$(26,979,404)

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(1,706,187)	$(1,434,739)
Net realized gain/(loss) on investments	35,197,543	35,848,629
Change in net unrealized appreciation/(depreciation) of investments	(60,470,760)	48,640,801
Net increase/(decrease) in net assets resulting from operations	(26,979,404)	83,054,691
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(7,760,956)	(1,908,113)
Class S	(26,693,645)	(6,175,835)
Total distributions to shareholders	(34,454,601)	(8,083,948)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	9,929,937	11,405,854
Class S	25,243,644	23,967,787
Proceeds from reinvestment of dividends and distributions:
Class I	7,760,956	1,908,113
Class S	26,693,645	6,175,835
Payments for shares redeemed:
Class I	(17,280,163)	(12,440,891)
Class S	(22,456,518)	(12,114,888)
Net increase/(decrease) from Fund share transactions	29,891,501	18,901,810
Net Increase/(Decrease) in Net Assets	(31,542,504)	93,872,553
Net Assets:
Beginning of year	424,094,074	330,221,521
End of year	$392,551,570	$424,094,074

See Notes to Financial Statements

10

Notes to Financial Statements Mid Cap Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that

11

dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2018 was $70,711.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

12

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $348,262,796. Gross unrealized appreciation of long security positions was $67,228,608 and gross unrealized depreciation of long security positions was $22,917,947 resulting in net unrealized appreciation of $44,310,661 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2018, the Fund recorded the following permanent reclassification related to the write-off of net operating losses:

Paid-in Capital	Total Distributable Earnings/(Losses)
$(1,706,218)	$1,706,218

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$5,444,501	$—	$29,010,100	$8,083,948	$34,454,601	$8,083,948

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$35,011,913	$44,310,661	$—	$—	$79,322,574

The temporary difference between book basis and tax basis distributable earnings is primarily due to losses disallowed and recognized on wash sales and tax adjustments related to non-taxable distributions from corporate stock.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are

13

allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended December 31, 2018, the Fund received income under the securities lending arrangement of $28,013.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of December 31, 2018, the Fund did not have any outstanding loans of securities.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, there was no repayment to Management under its contractual expense limitation.

At December 31, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2016	2017	2018
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$—
Class S	1.10%	12/31/21	—	18,432	253,455

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services

15

related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2018, there were purchase and sale transactions of long-term securities of $210,767,596 and $219,933,189, respectively.

During the year ended December 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2018 and December 31, 2017 was as follows:

For the Year Ended December 31, 2018

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	349,509	287,763	(601,330)	35,942
Class S	965,788	1,075,923	(861,036)	1,180,675

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	456,710	72,249	(492,973)	35,986
Class S	1,018,271	252,075	(513,879)	756,467

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because

16

several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$286,595	$34,329

Note G—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended December 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At December 31, 2017, the distributions from net realized gain on investments and undistributed net investment income/(loss) were as follows:

Net Realized Gain on investments		Undistributed net investment income at 12/31/17
Class I	Class S
$(1,908,113)	$(6,175,835)	$—

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

17

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2018	2017		2016	2015		2014
Net Asset Value, Beginning of Year	$27.79	$22.61		$22.73	$24.50		$41.07
Income From Investment Operations:
Net Investment Income/(Loss)@	(0.07)	0.01		(0.08)	(0.14)		(0.19)
Net Gains or Losses on Securities (both realized and unrealized)	(1.48)	5.68		1.04	0.49		1.08
Total From Investment Operations	(1.55)	5.69		0.96	0.35		0.89
Less Distributions From:
Net Realized Capital Gains	(2.15)	(0.51)		(1.08)	(2.14)		(17.46)
Voluntary Contribution from Management	—	—		—	0.02		0.00
Net Asset Value, End of Year	$24.09	$27.79		$22.61	$22.73		$24.50
Total Return†	(6.40)%^	25.29	%^‡	4.40%^	1.28	%^µ	7.58	%^µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$93.2	$106.4		$85.8	$112.6		$69.6
Ratio of Gross Expenses to Average Net Assets#	0.93%	0.94%		0.99%	0.98%		1.00%
Ratio of Net Expenses to Average Net Assets	0.93%	0.65	%ß	0.99%	0.98%		1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.25)%	0.04	%ß	(0.35)%	(0.54)%		(0.53)%
Portfolio Turnover Rate	50%	57%		54%	58	%ñ	64%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2018	2017		2016	2015		2014
Net Asset Value, Beginning of Year	$25.77	$21.12		$21.35	$23.20		$39.95
Income From Investment Operations:
Net Investment Income/(Loss)@	(0.11)	(0.12)		(0.12)	(0.19)		(0.27)
Net Gains or Losses on Securities (both realized and unrealized)	(1.35)	5.28		0.97	0.46		0.98
Total From Investment Operations	(1.46)	5.16		0.85	0.27		0.71
Less Distributions From:
Net Realized Capital Gains	(2.15)	(0.51)		(1.08)	(2.14)		(17.46)
Voluntary Contribution from Management	—	—		—	0.02		0.00
Net Asset Value, End of Year	$22.16	$25.77		$21.12	$21.35		$23.20
Total Return†	(6.56)%^	24.56	%^‡	4.16%^	1.00	%^µ	7.31	%^µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$299.4	$317.7		$244.4	$236.6		$149.3
Ratio of Gross Expenses to Average Net Assets	1.18%#	1.19	%#	1.24%	1.24%		1.25%
Ratio of Net Expenses to Average Net Assets	1.10%	1.18	%ß	1.24%	1.24	%§	1.25	%§
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.42)%	(0.52	)%ß	(0.59)%	(0.80)%		(0.78)%
Portfolio Turnover Rate	50%	57%		54%	58	%ñ	64%
See Notes to Financial Highlights

19

Notes to Financial Highlights Mid Cap Growth Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2018. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. Had the Fund not received class action proceeds in 2016, total return based on per share NAV for the year ended December 31, 2016 would have been 4.35% and 4.11% for Class I and Class S, respectively. The class action proceeds received in 2015 and 2014 had no impact on the Fund's total return for the years ended December 31, 2015 and December 31, 2014.

µ  Had the Fund not received a voluntary contribution, total return based on per share NAV for the year ended December 31, 2015 would have been 1.23% and 0.95% for Class I and Class S, respectively. The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

‡  The Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements had no impact on Class S's total return for the year ended December 31, 2017. Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 for Class I would have been 24.93%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended December 31,
	2015	2014
Class S	1.24%	1.25%

ñ  On November 6, 2015, the Fund acquired all of the net assets of Neuberger Berman Balanced Portfolio ("Balanced"), Neuberger Berman Growth Portfolio ("Growth") and Neuberger Berman Small Cap Growth Portfolio ("Small Cap Growth") in a tax-free exchange of shares pursuant to an Agreement and Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases and sales of securities by Balanced, Growth and Small Cap Growth (acquired funds) prior to the merger date.

20

Notes to Financial Highlights Mid Cap Growth Portfolio (cont'd)

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.94%	(0.29)%
Class S	1.18%	(0.53)%

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of the
Mid Cap Growth Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Mid Cap Growth Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 14, 2019

22

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Mid Cap Growth Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

33

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

34

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's management fee and total expenses were higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee and total expenses. In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit was not unreasonable. Recognizing that there is no uniform methodology within the asset management

35

industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile

36

represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons and investment performance comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the fourth quintile, and total expenses ranked in the fourth quintile. The Board also met with a member of the portfolio management team in September 2017 to discuss the Fund's performance.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

The Fund designates $29,010,100 as a capital gain distribution.

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Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2018

B1013 02/19

Mid Cap Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio Class I generated a –6.40% total return for the 12 months ended December 31, 2018, trailing its benchmark, the Russell Midcap® Growth Index (the Index), which returned –4.75% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

2018 ultimately proved to be a tale of two markets as significant period-end volatility tempered what had been a positive environment for equities in the U.S. In general, the year was characterized by continued strong earnings and was further boosted by the 2017 reduction in the corporate tax rate, that combined with strengthening gross domestic product (GDP) growth, low unemployment, and the absence of inflationary pressures (outside of positive wage growth), buttressed a market that largely remained willing to pay up for positive differentiation. However, a rising level of uncertainty, fueled by trade and tariff concerns, slowing global growth and the pace of the U.S. Federal Reserve Board's efforts to both unwind their post-financial crisis balance sheet and tighten liquidity through increasing interest rates, reached a tipping point at the start of the fourth quarter of 2018. The bull market's trademark resiliency faded in the face of a near "bear" market-level decline. While meaningful volatility is not an enjoyable experience, we believe it can serve as a healthy antidote to stretched valuations and given that this downturn appeared to us to lack a fundamental basis tied to either specific domestic economic data points or corporate results, we view the year-end pull back as both healthy and an opportunity as we head into 2019.

During the year, the portfolio was overweight in Health Care and Industrials and underweight in Information Technology (IT), Materials, Consumer Discretionary, Consumer Staples and Real Estate versus the Index. Our underweight to IT was a combination of the Index's annual reconstitution, as well as the S&P/MSCI Global Industry Classification Standard reclassification in September 2018 of several of our IT holdings into other sectors. Overall, our allocation decisions reflected the compelling catalysts and underlying fundamentals that we believe we see in Health Care and IT, our persistent wariness around retail and consumer spending and our view that neither GDP-growth dependent commodities nor income-yielding REITs were an ideal fit with our earnings-centric philosophy.

Breaking down our performance, strong stock selection within our overweight allocation to Health Care's Biotechnology industry resulted in that area being the leading contributor to performance, while stock specific issues and broader concerns around potentially waning global demand resulted in IT's Semiconductors & Equipment industry being the leading detractor. Drilling down to our holdings, Bioverativ, which develops therapies for hemophilia and other blood diseases, was the leading contributor to absolute performance as it accepted an offer to be acquired by Sanofi, while Universal Display Corporation, a developer of organic light emitting diode technologies, was negatively impacted by Apple iPhone supply chain cuts and uncertainty around the pace of adoption for their screen technology. We sold Bioverativ to realize the buy-out premium and given their decreased visibility, we also exited Universal Display.

Despite macroeconomic uncertainties, we remain cautiously optimistic that corporate fundamentals will broadly remain positive and that 2019 will be a constructive environment for small- and mid-cap growth-style companies, even if the pace of economic expansion cools over the next twelve months. To that end, we also believe that bottom-up research, with a focus on identifying unique business models, underappreciated catalysts and compelling fundamentals, and an active emphasis on balancing risk and reward could be key differentiators in navigating what could prove to be a much more discriminating market.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Mid Cap Growth Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	4.2%
Consumer Discretionary	14.7
Consumer Staples	1.8
Energy	0.9
Financials	5.0
Health Care	19.1
Industrials	18.4
Information Technology	27.8
Materials	1.4
Ulilities	1.0
Short-Term Investments	5.7
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
Class I	11/03/1997	–6.40%	5.93%	13.00%	8.53%
Class S2	02/18/2003	–6.56%	5.61%	12.69%	8.32%
Russell Midcap® Growth Index[1,3]		–4.75%	7.42%	15.12%	7.73%
Russell Midcap® Index[1,3]		–9.06%	6.26%	14.03%	8.73%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.95% and 1.20% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.11% after expense reimbursements and/or fee waivers for Class S shares. The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period 7/1/18 – 12/31/18		Expense Ratio
Class I	$1,000.00	$877.80	$4.40	(a)	0.93%
Class S	$1,000.00	$877.20	$5.20	(a)	1.10%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.52	$4.74	(b)	0.93%
Class S	$1,000.00	$1,019.66	$5.60	(b)	1.10%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Mid Cap Growth Portfolio December 31, 2018

NUMBER OF SHARES		VALUE
Common Stocks 94.3%
Aerospace & Defense 1.9%
36,500	Harris Corp.	$4,914,725
32,500	HEICO Corp.	2,518,100
		7,432,825
Auto Components 0.8%
50,000	Aptiv PLC	3,078,500
Banks 1.6%
57,500	East West Bancorp, Inc.	2,502,975
20,000	SVB Financial Group	3,798,400	*
		6,301,375
Biotechnology 5.4%
40,000	Agios Pharmaceuticals, Inc.	1,844,400	*
155,000	Array BioPharma, Inc.	2,208,750	*
52,500	BioMarin Pharmaceutical, Inc.	4,470,375	*
160,000	Exelixis, Inc.	3,147,200	*
70,000	Incyte Corp.	4,451,300	*
30,000	Neurocrine Biosciences, Inc.	2,142,300	*
12,000	Sarepta Therapeutics, Inc.	1,309,560	*
30,000	Seattle Genetics, Inc.	1,699,800	*
		21,273,685
Building Products 0.4%
75,000	Resideo Technologies, Inc.	1,541,250	*
Capital Markets 2.6%
40,000	Cboe Global Markets, Inc.	3,913,200
10,000	MarketAxess Holdings, Inc.	2,113,100
57,500	Raymond James Financial, Inc.	4,278,575
		10,304,875
Commercial Services & Supplies 2.9%
33,000	Cintas Corp.	5,543,670
75,750	Waste Connections, Inc.	5,624,437
		11,168,107
Communications Equipment 1.7%
57,500	Motorola Solutions, Inc.	6,614,800
Construction & Engineering 0.8%
80,000	MasTec, Inc.	3,244,800	*
Consumer Finance 0.8%
37,500	Green Dot Corp. Class A	2,982,000	*
NUMBER OF SHARES		VALUE
Containers & Packaging 1.4%
42,500	Ball Corp.	$1,954,150
40,000	Packaging Corp. of America	3,338,400
		5,292,550
Diversified Consumer Services 2.7%
53,050	Bright Horizons Family Solutions, Inc.	5,912,423	*
112,750	Service Corp. International	4,539,315
		10,451,738
Electrical Equipment 1.8%
75,000	AMETEK, Inc.	5,077,500
14,000	Rockwell Automation, Inc.	2,106,720
		7,184,220
Electronic Equipment, Instruments & Components 6.0%
71,000	Amphenol Corp. Class A	5,752,420
87,500	CDW Corp.	7,091,875
35,000	Cognex Corp.	1,353,450
72,000	Keysight Technologies, Inc.	4,469,760	*
150,000	Trimble, Inc.	4,936,500	*
		23,604,005
Entertainment 2.2%
60,000	Take-Two Interactive Software, Inc.	6,176,400	*
32,500	World Wrestling Entertainment, Inc. Class A	2,428,400
		8,604,800
Equity Real Estate Investment Trusts 0.7%
52,500	CyrusOne, Inc.	2,776,200
Food Products 0.8%
45,000	Lamb Weston Holdings, Inc.	3,310,200
Health Care Equipment & Supplies 6.2%
10,500	ABIOMED, Inc.	3,412,920	*
55,000	AxoGen, Inc.	1,123,650	*
25,100	Edwards Lifesciences Corp.	3,844,567	*
45,000	Hill-Rom Holdings, Inc.	3,984,750
10,000	IDEXX Laboratories, Inc.	1,860,200	*
42,500	Insulet Corp.	3,371,100	*
62,500	Merit Medical Systems, Inc.	3,488,125	*
26,500	Penumbra, Inc.	3,238,300	*
		24,323,612

See Notes to Financial Statements

5

Schedule of Investments Mid Cap Growth Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Health Care Providers & Services 2.3%
15,000	Centene Corp.	$1,729,500	*
52,500	Encompass Health Corp.	3,239,250
17,500	WellCare Health Plans, Inc.	4,131,575	*
		9,100,325
Health Care Technology 1.8%
37,500	Teladoc Health, Inc.	1,858,875	*
60,000	Veeva Systems, Inc. Class A	5,359,200	*
		7,218,075
Hotels, Restaurants & Leisure 4.6%
98,500	Aramark	2,853,545
90,000	Eldorado Resorts, Inc.	3,258,900	*
100,000	Norwegian Cruise Line Holdings Ltd.	4,239,000	*
110,000	Red Rock Resorts, Inc. Class A	2,234,100
25,500	Vail Resorts, Inc.	5,375,910
		17,961,455
Household Products 1.0%
57,500	Church & Dwight Co., Inc.	3,781,200
Independent Power and Renewable Electricity Producers 1.0%
175,000	Vistra Energy Corp.	4,005,750	*
Industrial Conglomerates 1.3%
19,500	Roper Technologies, Inc.	5,197,140
Interactive Media & Services 1.2%
25,000	IAC/InterActiveCorp	4,576,000	*
IT Services 6.5%
37,500	Fiserv, Inc.	2,755,875	*
62,500	Global Payments, Inc.	6,445,625
70,000	Okta, Inc.	4,466,000	*
77,500	Square, Inc. Class A	4,346,975	*
57,000	Total System Services, Inc.	4,633,530
32,500	Twilio, Inc. Class A	2,902,250	*
		25,550,255
Life Sciences Tools & Services 2.7%
24,500	Bio-Rad Laboratories, Inc. Class A	5,689,390	*
54,000	PRA Health Sciences, Inc.	4,965,840	*
		10,655,230
NUMBER OF SHARES		VALUE
Machinery 4.5%
65,000	Altra Industrial Motion Corp.	$1,634,750
61,872	Fortive Corp.	4,186,260
44,000	IDEX Corp.	5,555,440
35,000	Stanley Black & Decker, Inc.	4,190,900
30,000	Xylem, Inc.	2,001,600
		17,568,950
Media 0.8%
200,000	Altice USA, Inc. Class A	3,304,000
Oil, Gas & Consumable Fuels 0.9%
25,000	Concho Resources, Inc.	2,569,750	*
75,000	WPX Energy, Inc.	851,250	*
		3,421,000
Pharmaceuticals 0.6%
70,000	Aerie Pharmaceuticals, Inc.	2,527,000	*
Professional Services 1.9%
22,500	CoStar Group, Inc.	7,590,150	*
Road & Rail 1.5%
30,000	J.B. Hunt Transport Services, Inc.	2,791,200
25,000	Old Dominion Freight Line, Inc.	3,087,250
		5,878,450
Semiconductors & Semiconductor Equipment 3.2%
190,000	Advanced Micro Devices, Inc.	3,507,400	*
42,500	Monolithic Power Systems, Inc.	4,940,625
50,000	Xilinx, Inc.	4,258,500
		12,706,525
Software 10.4%
40,000	Autodesk, Inc.	5,144,400	*
105,000	Nutanix, Inc. Class A	4,366,950	*
20,000	Palo Alto Networks, Inc.	3,767,000	*
25,000	Proofpoint, Inc.	2,095,250	*
72,500	RingCentral, Inc. Class A	5,976,900	*
40,000	ServiceNow, Inc.	7,122,000	*
55,000	Splunk, Inc.	5,766,750	*
12,500	Tyler Technologies, Inc.	2,322,750	*
17,500	Ultimate Software Group, Inc.	4,285,225	*
		40,847,225
Specialty Retail 6.7%
41,000	Burlington Stores, Inc.	6,669,470	*
50,000	Five Below, Inc.	5,116,000	*
100,000	Hudson Ltd. Class A	1,715,000	*
13,000	O'Reilly Automotive, Inc.	4,476,290	*
63,000	Ross Stores, Inc.	5,241,600
12,500	Ulta Beauty, Inc.	3,060,500	*
		26,278,860

See Notes to Financial Statements

6

Schedule of Investments Mid Cap Growth Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Trading Companies & Distributors 0.7%
25,000	United Rentals, Inc.	$2,563,250	*
	Total Common Stocks (Cost $325,891,397)	370,220,382
Short-Term Investments 5.7%
Investment Companies 5.7%
22,353,075	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.27%(a) (Cost $22,353,075)	22,353,075
	Total Investments 100.0% (Cost $348,244,472)	392,573,457
	Liabilities Less Other Assets (0.0)%(b)	(21,887)
	Net Assets 100.0%	$392,551,570

*  Non-income producing security.

(a)  Represents 7-day effective yield as of December 31, 2018.

(b)  Represents less than 0.05% of net assets.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$370,220,382	$—	$—	$370,220,382
Short-Term Investments	—	22,353,075	—	22,353,075
Total Investments	$370,220,382	$22,353,075	$—	$392,573,457

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

7

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$392,573,457
Dividends and interest receivable	232,480
Receivable for Fund shares sold	172,567
Receivable for securities lending income (Note A)	942
Prepaid expenses and other assets	9,822
Total Assets	392,989,268
Liabilities
Payable to investment manager—net (Note B)	185,713
Payable for Fund shares redeemed	41,317
Payable to administrator—net (Note B)	140,735
Accrued expenses and other payables	69,933
Total Liabilities	437,698
Net Assets	$392,551,570
Net Assets consist of:
Paid-in capital	$313,228,996
Total distributable earnings/(losses)	79,322,574
Net Assets	$392,551,570
Net Assets
Class I	$93,150,451
Class S	299,401,119
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	3,865,990
Class S	13,509,617
Net Asset Value, offering and redemption price per share
Class I	$24.09
Class S	22.16
*Cost of Investments:
(a) Unaffiliated issuers	$348,244,472

See Notes to Financial Statements

8

Statement of Operations

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,693,822
Interest income—unaffiliated issuers	322,074
Income from securities loaned—net (Note A)	28,013
Foreign taxes withheld (Note A)	(6,596)
Total income	$3,037,313
Expenses:
Investment management fees (Note B)	2,410,289
Administration fees (Note B):
Class I	326,368
Class S	1,015,226
Distribution fees (Note B):
Class S	846,022
Audit fees	46,310
Custodian and accounting fees	70,155
Insurance expense	13,639
Legal fees	171,682
Shareholder reports	24,072
Trustees' fees and expenses	46,716
Miscellaneous	26,476
Total expenses	4,996,955
Expenses reimbursed by Management (Note B)	(253,455)
Total net expenses	4,743,500
Net investment income/(loss)	$(1,706,187)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	35,197,574
Settlement of foreign currency transactions	(31)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(60,470,760)
Net gain/(loss) on investments	(25,273,217)
Net increase/(decrease) in net assets resulting from operations	$(26,979,404)

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(1,706,187)	$(1,434,739)
Net realized gain/(loss) on investments	35,197,543	35,848,629
Change in net unrealized appreciation/(depreciation) of investments	(60,470,760)	48,640,801
Net increase/(decrease) in net assets resulting from operations	(26,979,404)	83,054,691
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(7,760,956)	(1,908,113)
Class S	(26,693,645)	(6,175,835)
Total distributions to shareholders	(34,454,601)	(8,083,948)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	9,929,937	11,405,854
Class S	25,243,644	23,967,787
Proceeds from reinvestment of dividends and distributions:
Class I	7,760,956	1,908,113
Class S	26,693,645	6,175,835
Payments for shares redeemed:
Class I	(17,280,163)	(12,440,891)
Class S	(22,456,518)	(12,114,888)
Net increase/(decrease) from Fund share transactions	29,891,501	18,901,810
Net Increase/(Decrease) in Net Assets	(31,542,504)	93,872,553
Net Assets:
Beginning of year	424,094,074	330,221,521
End of year	$392,551,570	$424,094,074

See Notes to Financial Statements

10

Notes to Financial Statements Mid Cap Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that

11

dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2018 was $70,711.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

12

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $348,262,796. Gross unrealized appreciation of long security positions was $67,228,608 and gross unrealized depreciation of long security positions was $22,917,947 resulting in net unrealized appreciation of $44,310,661 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2018, the Fund recorded the following permanent reclassification related to the write-off of net operating losses:

Paid-in Capital	Total Distributable Earnings/(Losses)
$(1,706,218)	$1,706,218

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$5,444,501	$—	$29,010,100	$8,083,948	$34,454,601	$8,083,948

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$35,011,913	$44,310,661	$—	$—	$79,322,574

The temporary difference between book basis and tax basis distributable earnings is primarily due to losses disallowed and recognized on wash sales and tax adjustments related to non-taxable distributions from corporate stock.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are

13

allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended December 31, 2018, the Fund received income under the securities lending arrangement of $28,013.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of December 31, 2018, the Fund did not have any outstanding loans of securities.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management for the Fund's Class S shares but exclude such fees payable for the Fund's Class I shares and exclude, for each class, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, there was no repayment to Management under its contractual expense limitation.

At December 31, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2016	2017	2018
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$—
Class S	1.10%	12/31/21	—	18,432	253,455

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services

15

related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2018, there were purchase and sale transactions of long-term securities of $210,767,596 and $219,933,189, respectively.

During the year ended December 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2018 and December 31, 2017 was as follows:

For the Year Ended December 31, 2018

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	349,509	287,763	(601,330)	35,942
Class S	965,788	1,075,923	(861,036)	1,180,675

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	456,710	72,249	(492,973)	35,986
Class S	1,018,271	252,075	(513,879)	756,467

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because

16

several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$286,595	$34,329

Note G—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended December 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At December 31, 2017, the distributions from net realized gain on investments and undistributed net investment income/(loss) were as follows:

Net Realized Gain on investments		Undistributed net investment income at 12/31/17
Class I	Class S
$(1,908,113)	$(6,175,835)	$—

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

17

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2018	2017		2016	2015		2014
Net Asset Value, Beginning of Year	$27.79	$22.61		$22.73	$24.50		$41.07
Income From Investment Operations:
Net Investment Income/(Loss)@	(0.07)	0.01		(0.08)	(0.14)		(0.19)
Net Gains or Losses on Securities (both realized and unrealized)	(1.48)	5.68		1.04	0.49		1.08
Total From Investment Operations	(1.55)	5.69		0.96	0.35		0.89
Less Distributions From:
Net Realized Capital Gains	(2.15)	(0.51)		(1.08)	(2.14)		(17.46)
Voluntary Contribution from Management	—	—		—	0.02		0.00
Net Asset Value, End of Year	$24.09	$27.79		$22.61	$22.73		$24.50
Total Return†	(6.40)%^	25.29	%^‡	4.40%^	1.28	%^µ	7.58	%^µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$93.2	$106.4		$85.8	$112.6		$69.6
Ratio of Gross Expenses to Average Net Assets#	0.93%	0.94%		0.99%	0.98%		1.00%
Ratio of Net Expenses to Average Net Assets	0.93%	0.65	%ß	0.99%	0.98%		1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.25)%	0.04	%ß	(0.35)%	(0.54)%		(0.53)%
Portfolio Turnover Rate	50%	57%		54%	58	%ñ	64%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2018	2017		2016	2015		2014
Net Asset Value, Beginning of Year	$25.77	$21.12		$21.35	$23.20		$39.95
Income From Investment Operations:
Net Investment Income/(Loss)@	(0.11)	(0.12)		(0.12)	(0.19)		(0.27)
Net Gains or Losses on Securities (both realized and unrealized)	(1.35)	5.28		0.97	0.46		0.98
Total From Investment Operations	(1.46)	5.16		0.85	0.27		0.71
Less Distributions From:
Net Realized Capital Gains	(2.15)	(0.51)		(1.08)	(2.14)		(17.46)
Voluntary Contribution from Management	—	—		—	0.02		0.00
Net Asset Value, End of Year	$22.16	$25.77		$21.12	$21.35		$23.20
Total Return†	(6.56)%^	24.56	%^‡	4.16%^	1.00	%^µ	7.31	%^µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$299.4	$317.7		$244.4	$236.6		$149.3
Ratio of Gross Expenses to Average Net Assets	1.18%#	1.19	%#	1.24%	1.24%		1.25%
Ratio of Net Expenses to Average Net Assets	1.10%	1.18	%ß	1.24%	1.24	%§	1.25	%§
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.42)%	(0.52	)%ß	(0.59)%	(0.80)%		(0.78)%
Portfolio Turnover Rate	50%	57%		54%	58	%ñ	64%

See Notes to Financial Highlights

19

Notes to Financial Highlights Mid Cap Growth Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2018. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. Had the Fund not received class action proceeds in 2016, total return based on per share NAV for the year ended December 31, 2016 would have been 4.35% and 4.11% for Class I and Class S, respectively. The class action proceeds received in 2015 and 2014 had no impact on the Fund's total return for the years ended December 31, 2015 and December 31, 2014.

µ  Had the Fund not received a voluntary contribution, total return based on per share NAV for the year ended December 31, 2015 would have been 1.23% and 0.95% for Class I and Class S, respectively. The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

‡  The Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements had no impact on Class S's total return for the year ended December 31, 2017. Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 for Class I would have been 24.93%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended December 31,
	2015	2014
Class S	1.24%	1.25%

ñ  On November 6, 2015, the Fund acquired all of the net assets of Neuberger Berman Balanced Portfolio ("Balanced"), Neuberger Berman Growth Portfolio ("Growth") and Neuberger Berman Small Cap Growth Portfolio ("Small Cap Growth") in a tax-free exchange of shares pursuant to an Agreement and Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases and sales of securities by Balanced, Growth and Small Cap Growth (acquired funds) prior to the merger date.

20

Notes to Financial Highlights Mid Cap Growth Portfolio (cont'd)

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.94%	(0.29)%
Class S	1.18%	(0.53)%

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of the
Mid Cap Growth Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Mid Cap Growth Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 14, 2019

22

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Mid Cap Growth Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

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Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

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Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's management fee and total expenses were higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee and total expenses. In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit was not unreasonable. Recognizing that there is no uniform methodology within the asset management

35

industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile

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represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons and investment performance comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the fourth quintile, and total expenses ranked in the fourth quintile. The Board also met with a member of the portfolio management team in September 2017 to discuss the Fund's performance.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

The Fund designates $29,010,100 as a capital gain distribution.

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Neuberger Berman
Advisers Management Trust

Mid Cap Intrinsic Value Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2018

B1012 02/19

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports or you can call 800.877.9700 or send an email request to fundinfo@nb.com to request a paper copy of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

Mid Cap Intrinsic Value Portfolio Commentary (Unaudited)

For the 12 months ended December 31, 2018, the Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio Class I generated a total return of –15.28%, underperforming its benchmark, the Russell Midcap® Value Index (the Index), which posted a total return of –12.29% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the final quarter of 2018, investor focus shifted from the positive backdrop of solid economic and earnings growth, low unemployment and relatively low interest rates to a negative focus on U.S. Federal Reserve Board tightening, the impact of tariffs on global growth, declining oil prices, a flattening yield curve, widening credit spreads and leveraged corporate balance sheets.

Typically during severe market dislocations such as the one experienced in December 2018, investor panic leads to a flight from perceived risk, regardless of the underlying value of the enterprise. This held true as steady growth and momentum factors fared better than value. Despite the attractive valuations, in our view, of many of the holdings in our portfolio, prices were decimated by the rapid sell-off in the market. However, in the past when stock prices collapsed rapidly and the spread between market price and our intrinsic value estimates1 for portfolio companies widened, these stocks stabilized in the short run and meaningfully appreciated over the next twelve months.

Performance was hurt by some of our sector weightings. In a flight from risk, the Utilities sector was the stand out performer for the Index. We have been underweight this sector relative to the Index due to valuation concerns. Our positioning in the Financial Services sector also hurt performance since we were underweight in REITs, which performed relatively well, and overweight in regional banks which underperformed. Our overweight to the Index in the Producer Durables sector also detracted from performance. Lastly, an overweight in the Technology sector was a large positive contributor to relative performance.

Individual stocks that had disappointing earnings and/or financial reports were severely punished by the market and in many cases declined much more than our analysts had projected and fundamentals warranted, in our opinion. Perrigo, which is undergoing a restructuring led by a new CEO, announced that the Irish tax authority filed a $1.9 billion tax assessment against the company. While Perrigo will appeal this decision, the stock lost over 25% of its value in one trading day. Hain Celestial underperformed as the near term outlook was reduced due to cost increases which pressured profit margins. Hain's new CEO is in the process of preparing a restructuring plan for this asset-rich company. Western Digital and AerCap also came under unrelenting selling pressure.

While the negative news around stocks was widespread, several of our companies delivered strong performances. In the Consumer Discretionary sector, both SeaWorld Entertainment and Macy's (both sold during the period) rebounded from overly depressed levels. Esterline Technologies and Envision Healthcare were acquired by other companies at significant premiums to our cost. We would anticipate merger & acquisition activity in our portfolio to continue to be robust next year, especially if valuation levels remain low.

We believe 2019 will bring tighter financial conditions, resulting in a meaningful slowdown in both GDP and profit growth. Corporate profit margins could be pressured by rising interest rates, higher tariffs, and accelerating wage growth. As a result, we believe earnings estimates are likely to come down from recent estimates. The equity markets have already discounted this slowdown with a sell-off in the most economically sensitive areas (i.e., Consumer Discretionary, Housing, Industrials, Technology, Financial Services) in the recent market turmoil. Based on what we believe is a reasonable consensus estimate of earnings for 2019, the market (as measured by the S&P 500® Index) price-earnings ratio is now below 14x, a much more reasonable level than at the beginning of 2018. With the recent dislocation in the markets, we believe the portfolio is poised for a bounce back in 2019 and improved investment returns over the next few years.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Mid Cap Intrinsic Value Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	14.2%
Consumer Staples	7.0
Energy	7.4
Financial Services	19.5
Health Care	8.0
Materials & Processing	6.4
Producer Durables	16.2
Technology	15.9
Utilities	4.2
Short-Term Investments	1.2
Total	100.0%

* Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
Class I	08/22/2001	–15.28%	3.69%	12.62%	7.28%
Class S2	04/29/2005	–15.48%	3.45%	12.37%	7.10%
Russell Midcap® Value Index[1,3]		–12.29%	5.44%	13.03%	8.80%
Russell Midcap® Index[1,3]		–9.06%	6.26%	14.03%	8.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/ or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/ or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/ or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.00% and 1.26% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class S includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is August 22, 2001, the inception date of the oldest share class.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO

Actual	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period 7/1/18 – 12/31/18		Expense Ratio
Class I	$1,000.00	$832.40	$4.66	(a)	1.01%
Class S	$1,000.00	$831.40	$5.77	(a)	1.25%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.11	$5.14	(b)	1.01%
Class S	$1,000.00	$1,018.90	$6.36	(b)	1.25%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Mid Cap Intrinsic Value Portfolio December 31, 2018

NUMBER OF SHARES		VALUE
Common Stocks 97.2%
Aerospace & Defense 7.2%
17,400	Esterline Technologies Corp.	$2,113,230	*
27,550	General Dynamics Corp.	4,331,135
29,900	Hexcel Corp.	1,714,466
25,400	Spirit AeroSystems Holdings, Inc. Class A	1,831,086
		9,989,917
Airlines 2.1%
44,500	American Airlines Group, Inc.	1,428,895
93,100	JetBlue Airways Corp.	1,495,186	*
		2,924,081
Auto Components 0.9%
20,900	Aptiv PLC	1,286,813
Banks 8.3%
94,300	BankUnited, Inc.	2,823,342
56,800	BB&T Corp.	2,460,576
52,700	Comerica, Inc.	3,619,963
175,900	KeyCorp	2,599,802
		11,503,683
Beverages 2.2%
53,800	Molson Coors Brewing Co. Class B	3,021,408
Biotechnology 1.8%
26,200	Alexion Pharmaceuticals, Inc.	2,550,832	*
Building Products 2.6%
121,510	Johnson Controls International	3,602,772 PLC
Capital Markets 1.5%
32,300	State Street Corp.	2,037,161
Chemicals 3.4%
34,400	Ashland Global Holdings, Inc.	2,441,024
78,200	Chemours Co.	2,206,804
		4,647,828
Commercial Services & Supplies 2.4%
243,000	Covanta Holding Corp.	3,261,060
Communications Equipment 5.2%
99,600	ARRIS International PLC	3,044,772	*
121,300	Ciena Corp.	4,113,283	*
		7,158,055
NUMBER OF SHARES		VALUE
Construction & Engineering 1.7%
21,700	Valmont Industries, Inc.	$2,407,615
Electric Utilities 1.8%
43,700	Edison International	2,480,849
Electronic Equipment, Instruments & Components 1.6%
46,400	Itron, Inc.	2,194,256	*
Entertainment 1.8%
38,150	Lions Gate Entertainment Corp. Class A	614,215
126,550	Lions Gate Entertainment Corp. Class B	1,883,064
		2,497,279
Equity Real Estate Investment Trusts 0.9%
69,300	CoreCivic, Inc.	1,235,619
Food Products 4.7%
133,300	Hain Celestial Group, Inc.	2,114,138	*
87,000	TreeHouse Foods, Inc.	4,411,770	*
		6,525,908
Health Care Equipment & Supplies 2.5%
33,700	Zimmer Biomet Holdings, Inc.	3,495,364
Health Care Providers & Services 0.5%
6,400	Molina Healthcare, Inc.	743,808	*
Hotels, Restaurants & Leisure 6.3%
187,100	International Game Technology PLC	2,737,273
81,200	MGM Resorts International	1,969,912
97,000	Wyndham Destinations, Inc.	3,476,480
12,700	Wyndham Hotels & Resorts, Inc.	576,199
		8,759,864
Household Durables 1.7%
22,400	Whirlpool Corp.	2,393,888
Independent Power and Renewable Electricity Producers 0.9%
91,200	AES Corp.	1,318,752
IT Services 2.4%
26,600	Amdocs Ltd.	1,558,228
165,900	Conduent, Inc.	1,763,517	*
		3,321,745

See Notes to Financial Statements

5

Schedule of Investments Mid Cap Intrinsic Value Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Media 1.1%
62,900	MSG Networks, Inc. Class A	$1,481,924	*
Mortgage Real Estate Investment 2.8%
197,300	Starwood Property Trust, Inc.	3,888,783
Multi-Utilities 1.4%
26,900	Vectren Corp.	1,936,262
Oil, Gas & Consumable Fuels 7.3%
148,400	Cabot Oil & Gas Corp.	3,316,740
89,900	Devon Energy Corp.	2,026,346
49,600	ONEOK, Inc.	2,675,920
95,900	Williams Cos., Inc.	2,114,595
		10,133,601
Pharmaceuticals 3.0%
63,800	Perrigo Co. PLC	2,472,250
107,900	Teva Pharmaceutical Industries	1,663,818 Ltd. ADR	*
		4,136,068
Semiconductors & Semiconductor Equipment 3.0%
27,800	Entegris, Inc.	775,481
106,800	ON Semiconductor Corp.	1,763,268	*
23,200	Skyworks Solutions, Inc.	1,554,864
		4,093,613
Software 5.0%
13,500	Check Point Software	1,385,775 Technologies Ltd.	*
222,500	Nuance Communications, Inc.	2,943,675	*
67,100	Teradata Corp.	2,573,956	*
		6,903,406
NUMBER OF SHARES		VALUE
Specialty Retail 4.6%
26,300	Best Buy Co., Inc.	$1,392,848
362,500	Chico's FAS, Inc.	2,037,250
297,400	Party City Holdco, Inc.	2,968,052	*
		6,398,150
Technology Hardware, Storage & Peripherals 1.4%
52,421	Western Digital Corp.	1,938,004
Trading Companies & Distributors 3.2%
112,400	AerCap Holdings NV	4,451,040	*
	Total Common Stocks (Cost $136,851,579)	134,719,408
Short-Term Investments 1.2%
Investment Companies 1.2%
1,626,161	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.27%(a)	1,626,161
	(Cost $1,626,161)
	Total Investments 98.4% (Cost $138,477,740)	136,345,569
	Other Assets Less Liabilities 1.6%	2,236,901
	Net Assets 100.0%	$138,582,470

*  Non-income producing security.

(a)  Represents 7-day effective yield as of December 31, 2018.

See Notes to Financial Statements

6

Schedule of Investments Mid Cap Intrinsic Value Portfolio (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$134,719,408	$—	$—	$134,719,408
Short-Term Investments	—	1,626,161	—	1,626,161
Total Investments	$134,719,408	$1,626,161	$—	$136,345,569

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  The following is reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

Investments in Securities:	Beginning balance, as of 1/1/2018	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 12/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2018
Rights(c)
Food & Staples Retailing	$21,106	$—	$(4,194)	$20,040	$—	$(36,952)	$—	$—	$—	$—
Total	$21,106	$—	$(4,194)	$20,040	$—	$(36,952)	$—	$—	$—	$—

(c)  At the beginning of the period, this security was valued based on a single quotation from a dealer. The Fund held no Level 3 investments at December 31, 2018.

See Notes to Financial Statements

7

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$136,345,569
Dividends and interest receivable	335,274
Receivable for Fund shares sold	2,278,550
Prepaid expenses and other assets	1,437
Total Assets	138,960,830
Liabilities
Payable to investment manager—net (Note B)	67,608
Payable for Fund shares redeemed	202,951
Payable to administrator—net (Note B)	44,057
Accrued expenses and other payables	63,744
Total Liabilities	378,360
Net Assets	$138,582,470
Net Assets consist of:
Paid-in capital	$123,189,196
Total distributable earnings/(losses)	15,393,274
Net Assets	$138,582,470
Net Assets
Class I	$93,800,615
Class S	44,781,855
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,977,071
Class S	2,494,366
Net Asset Value, offering and redemption price per share
Class I	$15.69
Class S	17.95
*Cost of Investments:
(a) Unaffiliated issuers	$138,477,740

See Notes to Financial Statements

8

Statement of Operations

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,906,988
Interest income—unaffiliated issuers	82,199
Foreign taxes withheld (Note A)	(4,284)
Total income	$2,984,903
Expenses:
Investment management fees (Note B)	937,116
Administration fees (Note B):
Class I	345,518
Class S	165,636
Distribution fees (Note B):
Class S	138,030
Audit fees	46,310
Custodian and accounting fees	54,650
Insurance expense	5,614
Legal fees	66,239
Repayment to Management of expenses previously assumed by Management (Note B)	4,177
Shareholder reports	19,834
Trustees' fees and expenses	46,069
Interest expense	50
Miscellaneous	10,588
Total net expenses	1,839,831
Net investment income/(loss)	$1,145,072
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	15,735,983
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(41,468,712)
Net gain/(loss) on investments	(25,732,729)
Net increase/(decrease) in net assets resulting from operations	$(24,587,657)

See Notes to Financial Statements

9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP INTRINSIC VALUE PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,145,072	$1,180,800
Net realized gain/(loss) on investments	15,735,983	17,280,535
Change in net unrealized appreciation/(depreciation) of investments	(41,468,712)	7,764,324
Net increase/(decrease) in net assets resulting from operations	(24,587,657)	26,225,659
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(6,028,412)	(961,599)
Class S	(2,312,045)	(290,561)
Total distributions to shareholders	(8,340,457)	(1,252,160)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	15,254,021	21,410,589
Class S	5,994,307	9,368,377
Proceeds from reinvestment of dividends and distributions:
Class I	6,028,412	961,599
Class S	2,312,045	290,561
Payments for shares redeemed:
Class I	(23,823,565)	(24,400,598)
Class S	(12,617,474)	(15,887,986)
Net increase/(decrease) from Fund share transactions	(6,852,254)	(8,257,458)
Net Increase/(Decrease) in Net Assets	(39,780,368)	16,716,041
Net Assets:
Beginning of year	178,362,838	161,646,797
End of year	$138,582,470	$178,362,838

See Notes to Financial Statements

10

Notes to Financial Statements Mid Cap Intrinsic Value Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that

11

dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

2  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

3  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2018 was $760.

4  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for

12

returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $138,086,752. Gross unrealized appreciation of long security positions was $18,442,379 and gross unrealized depreciation of long security positions was $20,183,562 resulting in net unrealized depreciation of $1,741,183 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2018 there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$886,885	$1,252,160	$7,453,572	$—	$8,340,457	$1,252,160

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$3,127,819	$14,006,638	$(1,741,183)	$—	$—	$15,393,274

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and tax adjustments related to non-taxable distributions from corporate stock.

5  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2018, the Fund estimated these amounts within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2018, the character of distributions, if any, paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not

13

determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

9  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

10  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of

14

cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of December 31, 2018, the Fund did not participate in securities lending.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings include fees payable to Management but exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, Class S repaid Management $4,177 under its contractual expense limitation.

15

At December 31, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2016	2017	2018
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2019	2020	2021
Class I	1.50%	12/31/21	$—	$—	$—
Class S	1.25%	12/31/21	23,969	—	—

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2018, there were purchase and sale transactions of long-term securities of $55,699,108 and $65,203,541, respectively.

During the year ended December 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2018 and December 31, 2017 was as follows:

For the Year Ended December 31, 2018

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	787,209	330,868	(1,225,662)	(107,585)
Class S	291,838	110,889	(575,057)	(172,330)

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For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,178,093	50,293	(1,333,957)	(105,571)
Class S	459,971	13,384	(774,232)	(300,877)

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$29,788	$2,504

Note G—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended December 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At December 31, 2017, the distributions from net investment income and undistributed net investment income/(loss) were as follows:

Net Investment Income		Undistributed net investment income at
Class I	Class S	12/31/17
$(961,599)	$(290,561)	$1,130,937

17

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

18

Financial Highlights

Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$19.58	$16.91		$15.85	$17.87	$16.38
Income From Investment Operations:
Net Investment Income/(Loss)@	0.15	0.14		0.18	0.07	0.20
Net Gains or Losses on Securities (both realized and unrealized)	(3.00)	2.69		2.27	(1.53)	1.98
Total From Investment Operations	(2.85)	2.83		2.45	(1.46)	2.18
Less Distributions From:
Net Investment Income	(0.13)	(0.16)		(0.11)	(0.14)	(0.19)
Net Realized Capital Gains	(0.91)	—		(1.28)	(0.42)	(0.50)
Total Distributions	(1.04)	(0.16)		(1.39)	(0.56)	(0.69)
Voluntary Contribution from Management	—	—		—	—	0.00
Net Asset Value, End of Year	$15.69	$19.58		$16.91	$15.85	$17.87
Total Return†	(15.28)%^	16.74	%^‡	16.17%^	(8.34)%^	13.84%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$93.8	$119.1		$104.7	$90.7	$92.4
Ratio of Gross Expenses to Average Net Assets#	1.00%	0.99%		1.05%	1.03%	1.02%
Ratio of Net Expenses to Average Net Assets	1.00%	0.97	%ß	1.05%	1.03%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.76%	0.79	%ß	1.12%	0.42%	1.20%
Portfolio Turnover Rate	34%	35%		36%	41%	30%
See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$22.22	$19.19		$17.78	$19.95	$18.20
Income From Investment Operations:
Net Investment Income/(Loss)@	0.11	0.10		0.17	0.04	0.18
Net Gains or Losses on Securities (both realized and unrealized)	(3.41)	3.03		2.57	(1.72)	2.21
Total From Investment Operations	(3.30)	3.13		2.74	(1.68)	2.39
Less Distributions From:
Net Investment Income	(0.06)	(0.10)		(0.05)	(0.07)	(0.14)
Net Realized Capital Gains	(0.91)	—		(1.28)	(0.42)	(0.50)
Total Distributions	(0.97)	(0.10)		(1.33)	(0.49)	(0.64)
Voluntary Contribution from Management	—	—		—	—	0.00
Net Asset Value, End of Year	$17.95	$22.22		$19.19	$17.78	$19.95
Total Return†	(15.48)%^	16.35	%‡^	15.98%^	(8.52)%^	13.56	%µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$44.8	$59.3		$56.9	$55.6	$62.9
Ratio of Gross Expenses to Average Net Assets#	1.25%	1.25%		1.30%	1.28%	1.27%
Ratio of Net Expenses to Average Net Assets	1.25%§	1.25	%ß§	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.49%	0.49	%ß	0.91%	0.18%	0.97%
Portfolio Turnover Rate	34%	35%		36%	41%	30%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Intrinsic Value Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

‡  The Custodian Out-of-Pocket Expenses Refunded as listed in Note F of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2018. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2016 had no impact on the Fund's total return for the year ended December 31, 2016. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.99%	0.77%
Class S	1.25%	0.48%

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Class S	1.25%	1.24%

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Mid Cap Intrinsic Value Portfolio and Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Mid Cap Intrinsic Value Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 14, 2019

22

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Mid Cap Intrinsic Value Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

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Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

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Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's management fee and total expenses were higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs or the Fund's relatively small size contributed to the Fund's management fee and total expenses. In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business. The Board noted that when distribution expenses and taxes were considered, Management experienced a loss on the Fund.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit

35

was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first

36

quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons and investment performance comparisons, the Board looked at the Fund's Class I as a proxy for both of the Fund's classes.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-year period, the fourth quintile for the 3-year period, and the second quintile for the 5- and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee ranked in the fifth quintile, and total expenses ranked in the fifth quintile. In determining to renew the Management Agreement, the Board took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus the benchmark, the Fund achieved a higher level of return than the median of its Performance Universe for that period. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2018.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided or the Fund's relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

69.69% of the dividends earned during the fiscal year ended December 31, 2018 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $7,453,572 as a capital gain distribution.

37

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Annual Report

December 31, 2018

B1011 02/19

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports or you can call 800.877.9700 or send an email request to fundinfo@nb.com to request a paper copy of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

Short Duration Bond Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Class I posted a 1.02% total return for the 12 months ended December 31, 2018, underperforming its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (the Index), which returned 1.60% for the same time period.

The U.S. Treasury yield curve flattened during the reporting period, as short-term interest rates moved higher than their longer-term counterparts. Short-term rates rose as the U.S. Federal Reserve Board (Fed) raised interest rates four times in 2018. The Fed currently anticipates two additional rate hikes in 2019, although this will likely be data dependent. For the 12 months ended December 31, 2018, the yield on the two-year U.S. Treasury moved 59 basis points (bps) higher, whereas the 10-year U.S. Treasury yield rose 29 bps. The spread sectors (non-U.S. Treasury fixed income securities) generated mixed results during the reporting period.

The primary detractors from the Fund's performance during the reporting period were its out-of-benchmark allocation to agency mortgage-backed securities and an overweight to investment grade credit compared to the Index. These positions were headwinds for results. On the upside, the Fund's duration positioning modestly contributed to returns. During the first three quarters of the year, we had a defensive duration posture relative to the Index, with an underweight to the two-to-three year area of the yield curve. As short-term yields moved higher, we took the opportunity to move to a more neutral duration position late in the third quarter of the year. Our allocation to asset-backed securities (ABS) was also a small contributor to results, as was an underweight to agency debt. Elsewhere, the Fund's allocation to the investment-grade corporate bond sector did not meaningfully impact performance during the year.

The Fund's use of Treasury futures contributed positively to performance.

The Fund maintained an overweight to the spread sectors and an underweight to Treasuries and agency debt during the reporting period relative to the Index. However, several adjustments were made to the Fund, including increasing its overweights to investment grade corporate bonds and AAA rated credit card and auto ABS. In both cases we found what we believe to be attractive investment opportunities. We also increased the Fund's exposure to corporate floating rate notes. These securities have limited interest rate sensitivity and allowed us to capture higher coupons. These changes were funded by reducing the Fund's allocation to Treasuries securities.

Since the financial crisis of 2008, the global economy has seen plenty of "mini-booms" and "mini-busts," typically driven by some shift in monetary policy or evolving fiscal circumstance. In just about all of these instances, the correct strategy would have been to disregard the excessive optimism or excessive pessimism dominating market sentiment and prepare for the global economy's return to low, but positive, levels of growth. While economic trends across 2018 have raised concerns that the long-lived economic cycle may be screeching to a halt, we believe it's appropriate—once again—to tune out the noise. Overall, we anticipate a soft landing—economic growth slows without triggering a recession—but with slightly different impacts for fixed income markets than in past years. We look ahead to moderate U.S. growth—around the 2% level in 2019—as a potentially nascent slowdown in economically sensitive sectors like automobiles and housing, coupled with a lack of acceleration in capital spending, will likely, in our opinion, be tempered by stable consumer spending and a cautious Fed.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND MATTHEW MCGINNIS
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1

Short Duration Bond Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	17.1%
Corporate Bonds	52.4
Mortgage-Backed Securities	28.2
Short-Term Investments	1.7
Other Assets Less Liabilities	0.6 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
Class I	09/10/1984	1.02%	0.78%	2.73%	4.66%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Bond Index[1,2]		1.60%	1.03%	1.52%	5.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/ or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended December 31, 2018, the 30-day SEC yield was 1.99% for Class I shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2017 was 0.86% for Class I shares (before expense reimbursements and/ or fee waivers, if any). The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund's commencement of operations.

2  The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period 7/1/18 – 12/31/18
Class I	$1,000.00	$1,011.20	$4.46	(a)
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.77	$4.48	(b)

(a)  Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Short Duration Bond Portfolio December 31, 2018

PRINCIPAL AMOUNT		VALUE
Mortgage-Backed Securities 28.2%
Adjustable Mixed Balance 0.2%
$206,655	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1 month USD LIBOR + 1.13%), 3.47%, due 6/19/34	$198,775	(a)
Commercial Mortgage-Backed 21.6%
837,592	BBCMS Mortgage Trust, Ser. 2017-C1, Class A1, 2.01%, due 2/15/50	825,162
	CD Mortgage Trust
575,683	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/50	567,223
2,336,106	Ser. 2017-CD5, Class A1, 2.03%, due 8/15/50	2,293,581
	Citigroup Commercial Mortgage Trust
1,448,601	Ser. 2016-P6, Class A1, 1.88%, due 12/10/49	1,425,488
1,535,145	Ser. 2018-C5, Class A1, 3.13%, due 6/10/51	1,540,185
	Commercial Mortgage Pass-Through Certificates
229,604	Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	228,895
571,770	Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	565,840
779,568	Ser. 2016-CR28, Class A1, 1.77%, due 2/10/49	770,908
441,405	Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	439,451
1,244,999	CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Class A1, 2.23%, due 11/15/50	1,220,809
1,108,559	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 8/10/49	1,083,851
406,245	GS Mortgage Securities Trust, Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	401,856
1,784,700	JPMBB Commercial Mortgage Securities Trust, Ser. 2013-C12, Class ASB, 3.16%, due 7/15/45	1,778,085
694,532	Ladder Capital Commercial Mortgage Securities LLC, Ser. 2017-LC26, Class A1, 1.98%, due 7/12/50	683,263	(b)
	Morgan Stanley Bank of America Merrill Lynch Trust
857,024	Ser. 2016-C28, Class A1, 1.53%, due 1/15/49	844,517
1,195,667	Ser. 2017-C33, Class A1, 2.03%, due 5/15/50	1,175,496
861,183	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/48	843,798
	UBS Commercial Mortgage Trust
318,881	Ser. 2017-C1, Class A1, 1.89%, due 6/15/50	313,185
2,233,285	Ser. 2017-C2, Class A1, 2.01%, due 8/15/50	2,192,080
	Wells Fargo Commercial Mortgage Trust
431,822	Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	427,677
1,270,192	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/49	1,245,159
2,382,028	Ser. 2018-C45, Class A1, 3.13%, due 6/15/51	2,390,198
1,259,526	Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/59	1,243,907
956,892	Ser. 2016-C32, Class A1, 1.58%, due 1/15/59	944,640
		25,445,254
Fannie Mae 3.7%
	Pass-Through Certificates
733,835	3.50%, due 10/1/25	742,938
1,665,195	3.00%, due 9/1/27	1,667,504
1,868,324	4.50%, due 5/1/41 – 5/1/44	1,954,275
		4,364,717
Freddie Mac 2.7%
	Pass-Through Certificates
848,552	3.50%, due 5/1/26	859,079
1,235,011	3.00%, due 1/1/27	1,239,526
967,958	4.50%, due 11/1/39	1,013,585
		3,112,190
	Total Mortgage-Backed Securities (Cost $33,675,339)	33,120,936

See Notes to Financial Statements

5

Schedule of Investments Short Duration Bond Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE
Corporate Bonds 52.4%
Aerospace & Defense 0.5%
$615,000	United Technologies Corp., 3.35%, due 8/16/21	$613,310
Agriculture 1.3%
1,600,000	BAT Capital Corp., 2.30%, due 8/14/20	1,561,873
Auto Manufacturers 4.1%
885,000	Daimler Finance N.A. LLC, 1.50%, due 7/5/19	876,293	(b)
1,190,000	Harley-Davidson Financial Services, Inc., (3 month USD LIBOR + 0.50%), 3.15%, due 5/21/20	1,188,286	(a)(b)
2,750,000	Volkswagen Group of America Finance LLC, (3 month USD LIBOR + 0.77%),	2,731,633	(a)(b)
	3.39%, due 11/13/20
		4,796,212
Banks 19.6%
	Bank of America Corp.
620,000	Ser. L, 2.60%, due 1/15/19	619,879
2,335,000	5.63%, due 7/1/20	2,413,502
2,815,000	Citigroup, Inc., 2.45%, due 1/10/20	2,792,091
2,750,000	Goldman Sachs Group, Inc., 5.25%, due 7/27/21	2,854,641
1,250,000	HSBC Holdings PLC, (3 month USD LIBOR + 0.60%), 3.24%, due 5/18/21	1,231,451	(a)
2,180,000	JPMorgan Chase & Co., 2.25%, due 1/23/20	2,158,044
2,500,000	Morgan Stanley, 5.75%, due 1/25/21	2,609,856
1,770,000	National Australia Bank Ltd., 3.70%, due 11/4/21	1,786,737
1,995,000	Santander UK PLC, 2.50%, due 1/5/21	1,948,399
1,295,000	Sumitomo Mitsui Banking Corp., 2.51%, due 1/17/20	1,285,329
1,300,000	Wells Fargo Bank N.A., (3 month USD LIBOR + 0.49%), 3.33%, due 7/23/21	1,298,700	(a)
2,035,000	Westpac Banking Corp., 2.15%, due 3/6/20	2,012,928
		23,011,557
Beverages 0.8%
894,000	Anheuser-Busch InBev Finance, Inc., 2.65%, due 2/1/21	878,717
Commercial Services 1.9%
2,210,000	ERAC USA Finance LLC, 5.25%, due 10/1/20	2,280,150	(b)
Diversified Financial Services 3.3%
850,000	AIG Global Funding, 2.15%, due 7/2/20	837,266	(b)
1,915,000	American Express Co., 2.20%, due 10/30/20	1,880,078
1,125,000	Capital One Financial Corp., 2.50%, due 5/12/20	1,110,282
		3,827,626
Electric 3.2%
500,000	Dominion Resources, Inc., Ser. B, 1.60%, due 8/15/19	494,440
1,340,000	Pennsylvania Electric Co., 5.20%, due 4/1/20	1,373,334
	Sempra Energy
1,315,000	(3 month USD LIBOR + 0.25%), 2.69%, due 7/15/19	1,311,124	(a)
635,000	2.40%, due 2/1/20	626,390
		3,805,288

See Notes to Financial Statements

6

Schedule of Investments Short Duration Bond Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE
Media 2.4%
$1,140,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, due 7/23/20	$1,138,585
920,000	Comcast Corp., (3 month USD LIBOR + 0.44%), 3.24%, due 10/1/21	911,271	(a)
740,000	Discovery Communications LLC, 2.20%, due 9/20/19	732,270
		2,782,126
Miscellaneous Manufacturer 0.3%
390,000	General Electric Co., 2.30%, due 1/14/19	389,848
Oil & Gas 2.3%
1,140,000	BP AMI Leasing, Inc., 5.52%, due 5/8/19	1,149,376	(b)
	BP Capital Markets PLC
405,000	1.68%, due 5/3/19	403,038
1,180,000	3.56%, due 11/1/21	1,190,135
		2,742,549
Pharmaceuticals 5.3%
1,325,000	AbbVie, Inc., 2.50%, due 5/14/20	1,312,234
1,290,000	CVS Health Corp., 2.80%, due 7/20/20	1,278,151
2,095,000	Halfmoon Parent, Inc., 3.20%, due 9/17/20	2,086,015	(b)
495,000	Mylan NV, 2.50%, due 6/7/19	492,674
1,080,000	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	1,064,882	(c)
		6,233,956
Pipelines 2.5%
	Enterprise Products Operating LLC
925,000	Ser. N, 6.50%, due 1/31/19	927,034	(c)
1,525,000	2.55%, due 10/15/19	1,516,936
490,000	Kinder Morgan Energy Partners L.P., 6.85%, due 2/15/20	507,349
		2,951,319
Retail 1.2%
1,365,000	Walmart, Inc., (3 month USD LIBOR + 0.23%), 3.05%, due 6/23/21	1,360,946	(a)
Telecommunications 3.7%
2,535,000	AT&T, Inc., 2.80%, due 2/17/21	2,502,084
1,790,000	Verizon Communications, Inc., 4.60%, due 4/1/21	1,848,017
		4,350,101
	Total Corporate Bonds (Cost $62,095,434)	61,585,578
Asset-Backed Securities 17.1%
900,000	Ally Auto Receivables Trust, Ser. 2018-1, Class A3, 2.35%, due 6/15/22	892,518
2,190,000	American Express Credit Account Master Trust, Ser. 2018-1, Class A, 2.67%, due 10/17/22	2,181,516
	Bank of America Credit Card Trust
800,000	Ser. 2017-A1, Class A1, 1.95%, due 8/15/22	790,467
2,000,000	Ser. 2018-A3, Class A3, 3.10%, due 12/15/23	2,012,173
2,800,000	Capital One Multi-Asset Execution Trust, Ser. 2016-A3, Class A3, 1.34%, due 4/15/22	2,778,443
4,200,000	Chase Issuance Trust, Ser. 2016-A5, Class A5, 1.27%, due 7/15/21	4,163,208

See Notes to Financial Statements

7

Schedule of Investments Short Duration Bond Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE
	Citibank Credit Card Issuance Trust
$1,870,000	Ser. 2016-A1, Class A1, 1.75%, due 11/19/21	$1,850,188
1,400,000	Ser. 2017-A3, Class A3, 1.92%, due 4/7/22	1,382,170
541,451	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, (1 month USD LIBOR + 0.22%), 2.73%, due 9/26/33	539,194	(a)
1,286,415	Ford Credit Auto Owner Trust, Ser. 2017-A, Class A3, 1.67%, due 6/15/21	1,276,347
725,900	SLM Student Loan Trust, Ser. 2013-2, Class A, (1 month USD LIBOR + 0.45%), 2.77%, due 9/25/43	721,205	(a)
900,000	Toyota Auto Receivables Owner Trust, Ser. 2018-A, Class A3, 2.35%, due 5/16/22	891,365
702,363	Verizon Owner Trust, Ser. 2016-1A, Class A, 1.42%, due 1/20/21	698,925	(b)
	Total Asset-Backed Securities (Cost $20,234,943)	20,177,719
NUMBER OF SHARES
Short-Term Investments 1.7%
Investment Companies 1.7%
2,038,150	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.27%(d) (Cost $2,038,150)	2,038,150	(c)
	Total Investments 99.4% (Cost $118,043,866)	116,922,383
	Other Assets Less Liabilities 0.6%	676,730	(e)
	Net Assets 100.0%	$117,599,113

(a)  Variable or floating rate security. The interest rate shown was the current rate as of December 31, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:
LIBOR = London Interbank Offered Rate

(b)  Securities were purchased under Rule 144A of the 1933 Act, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At December 31, 2018, these securities amounted to $12,531,207, which represents 10.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  All or a portion of this security is segregated in connection with obligations for futures contracts with a total value of $4,030,066.

(d)  Represents 7-day effective yield as of December 31, 2018.

(e)  Includes the impact of the Fund's open positions in derivatives at December 31, 2018.

See Notes to Financial Statements

8

Schedule of Investments Short Duration Bond Portfolio (cont'd)

Derivative Instruments

Futures contracts ("futures")

At December 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2019	153	U.S. Treasury Note, 2 Year	$32,483,813	$177,063
Total Futures			$32,483,813	$177,063

For the year ended December 31, 2018, the average notional value of futures for the Fund was $15,596,922 for long positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities(a)	$—	$33,120,936	$—	$33,120,936
Corporate Bonds(a)	—	61,585,578	—	61,585,578
Asset-Backed Securities	—	20,177,719	—	20,177,719
Short-Term Investments	—	2,038,150	—	2,038,150
Total Investments	$—	$116,922,383	$—	$116,922,383

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of December 31, 2018:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$177,063	$—	$—	$177,063
Total	$177,063	$—	$—	$177,063

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$116,922,383
Interest receivable	757,483
Receivable for accumulated variation margin on futures contracts (Note A)	177,063
Receivable for Fund shares sold	123,725
Prepaid expenses and other assets	2,995
Total Assets	117,983,649
Liabilities
Cash collateral segregated for futures contracts due to broker (Note A)	57,237
Payable to investment manager—net (Note B)	24,976
Due to custodian	3,806
Payable for Fund shares redeemed	179,686
Payable to administrator—net (Note B)	39,961
Accrued expenses and other payables	78,870
Total Liabilities	384,536
Net Assets	$117,599,113
Net Assets consist of:
Paid-in capital	$142,832,158
Total distributable earnings/(losses)	(25,233,045)
Net Assets	$117,599,113
Shares Outstanding ($.001 par value; unlimited shares authorized)	11,303,563
Net Asset Value, offering and redemption price per share	$10.40
*Cost of Investments:
(a) Unaffiliated Issuers	$118,043,866

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$2,750,015
Expenses:
Investment management fees (Note B)	311,210
Administration fees (Note B)	497,936
Audit fees	56,920
Custodian and accounting fees	82,922
Insurance expense	4,403
Legal fees	48,450
Shareholder reports	30,859
Trustees' fees and expenses	45,985
Interest expense	1,738
Miscellaneous	5,755
Total expenses	1,086,178
Total net expenses	1,086,178
Net investment income/(loss)	$1,663,837
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(138,701)
Expiration or closing of futures contracts	(76,309)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(470,096)
Futures contracts	193,469
Net gain/(loss) on investments	(491,637)
Net increase/(decrease) in net assets resulting from operations	$1,172,200

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,663,837	$1,417,146
Net realized gain/(loss) on investments	(215,010)	(116,908)
Change in net unrealized appreciation/(depreciation) of investments	(276,627)	16,960
Net increase/(decrease) in net assets resulting from operations	1,172,200	1,317,198
Distributions to Shareholders From (Note A):
Distributable earnings:	(1,914,454)	(1,965,876)
From Fund Share Transactions (Note D):
Proceeds from shares sold	10,414,007	11,436,459
Proceeds from reinvestment of dividends and distributions	1,914,454	1,965,876
Payments for shares redeemed	(25,632,207)	(24,109,698)
Net increase/(decrease) from Fund share transactions	(13,303,746)	(10,707,363)
Net Increase/(Decrease) in Net Assets	(14,046,000)	(11,356,041)
Net Assets:
Beginning of year	131,645,113	143,001,154
End of year	$117,599,113	$131,645,113

See Notes to Financial Statements

12

Notes to Financial Statements Short Duration Bond Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") currently offers only Class I shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2

13

inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2018 was $125,982.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes

14

substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $118,595,134. Gross unrealized appreciation of long security positions was $124,055 and gross unrealized depreciation of long security positions was $1,796,523 resulting in net unrealized depreciation of $1,672,468 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2018, the Fund recorded the following permanent reclassifications primarily related to the expiration of capital loss carry-forwards:

Paid-in Capital	Total Distributable Earnings/(Losses)
$(7,896,656)	$7,896,656

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Total
2018	2017	2018	2017
$1,914,454	$1,965,876	$1,914,454	$1,965,876

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$2,168,153	$—	$(1,672,468)	$(25,728,730)	$—	$(25,233,045)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: amortization of bond premium and mark-to-market adjustments on futures.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As

15

determined at December 31, 2018, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Long-Term	Short-Term
$23,413,290	$2,315,440

During the year ended December 31, 2018, the Fund had capital loss carryforwards expire of $7,896,656.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity

16

securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

12  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2018, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at December 31, 2018. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the year ended December 31, 2018, the Fund used U.S. Treasury futures to manage the duration of the Fund.

At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At December 31, 2018, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Total
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$177,063	$177,063
Total Value—Assets		$177,063	$177,063

17

The impact of the use of these derivative instruments on the Statement of Operations during the year ended December 31, 2018, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Total
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(76,309)	$(76,309)
Total Realized Gain/(Loss)		$(76,309)	$(76,309)

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Total
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$193,469	$193,469
Total Change in Appreciation/(Depreciation)		$193,469	$193,469

While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

13  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of December 31, 2018, the Fund did not participate in securities lending.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the year ended

18

December 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes fees payable to Management, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, there was no repayment to Management under its contractual expense limitation.

At December 31, 2018, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Year Ending December 31,
			2016	2017	2018
			Subject to Repayment Until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$—

(a)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman BD LLC is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

19

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding futures) for the year ended December 31, 2018 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$11,226,801	$59,453,726	$20,147,714	$60,332,995

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2018 and December 31, 2017 was as follows:

	For the Year Ended December 31,
	2018	2017
Shares Sold	997,021	1,080,443
Shares Issued on Reinvestment of Dividends and Distributions	185,509	187,405
Shares Redeemed	(2,458,654)	(2,281,644)
Total	(1,276,124)	(1,013,796)

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$143,479	$15,861

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Note G—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended December 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At December 31, 2017, the distributions from net investment income and undistributed net investment income/(loss) were as follows:

Net Investment Income	Undistributed Net Investment Income at 12/31/17
$(1,965,876)	$1,913,864

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

21

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.46	$10.52		$10.52	$10.66	$10.78
Income From Investment Operations:
Net Investment Income/(Loss)@	0.14	0.11		0.07	0.02	0.07
Net Gains or Losses on Securities (both realized and unrealized)	(0.03)	(0.02)		0.06	0.00	0.00
Total From Investment Operations	0.11	0.09		0.13	0.02	0.07
Less Distributions From:
Net Investment Income	(0.17)	(0.15)		(0.13)	(0.16)	(0.19)
Voluntary Contribution from Management	—	—		—	—	0.00
Net Asset Value, End of Year	$10.40	$10.46		$10.52	$10.52	$10.66
Total Return†	1.02%^	0.89	%‡^	1.22%^	0.18%^	0.61	%µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$117.6	$131.6		$143.0	$160.0	$184.6
Ratio of Gross Expenses to Average Net Assets#	0.87%	0.85%		0.88%	0.84%	0.82%
Ratio of Net Expenses to Average Net Assets	0.87%	0.75	%ß	0.88%	0.84%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.34%	1.03	%ß	0.68%	0.19%	0.69%
Portfolio Turnover Rate	60%	87%		79%	65%	58%

See Notes to Financial Highlights

22

Notes to Financial Highlights Short Duration Bond Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  Had the Fund not received the class action proceeds listed in Note A of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2018 would have been 0.92%. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. Had the Fund not received the class action proceeds in 2016, the total return based on per share NAV for the year ended December 31, 2016 would have been 0.64%. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been 0.09%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

‡  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 would have been 0.79%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
0.85%	0.92%

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Short Duration Bond Portfolio and Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Short Duration Bond Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 14, 2019

24

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57	Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit),
2007 to 2012.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

31

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

32

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

33

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

34

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Short Duration Bond Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

35

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context.

36

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's management fee and total expenses were higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee and total expenses. In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management

37

industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board noted that Management incurred a loss on its management of the Fund during the review period.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or

38

other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the third quintile for the 3- and 10-year periods, and the second quintile for the 5-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee ranked in the fifth quintile, and total expenses ranked in the fourth quintile. In determining to renew the Management Agreement, the Board took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus the benchmark, the Fund achieved a higher level of return than the median of its Performance Universe for that period.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

39

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Annual Report

December 31, 2018

B1011 02/19

Short Duration Bond Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Class I posted a 1.02% total return for the 12 months ended December 31, 2018, underperforming its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (the Index), which returned 1.60% for the same time period.

The U.S. Treasury yield curve flattened during the reporting period, as short-term interest rates moved higher than their longer-term counterparts. Short-term rates rose as the U.S. Federal Reserve Board (Fed) raised interest rates four times in 2018. The Fed currently anticipates two additional rate hikes in 2019, although this will likely be data dependent. For the 12 months ended December 31, 2018, the yield on the two-year U.S. Treasury moved 59 basis points (bps) higher, whereas the 10-year U.S. Treasury yield rose 29 bps. The spread sectors (non-U.S. Treasury fixed income securities) generated mixed results during the reporting period.

The primary detractors from the Fund's performance during the reporting period were its out-of-benchmark allocation to agency mortgage-backed securities and an overweight to investment grade credit compared to the Index. These positions were headwinds for results. On the upside, the Fund's duration positioning modestly contributed to returns. During the first three quarters of the year, we had a defensive duration posture relative to the Index, with an underweight to the two-to-three year area of the yield curve. As short-term yields moved higher, we took the opportunity to move to a more neutral duration position late in the third quarter of the year. Our allocation to asset-backed securities (ABS) was also a small contributor to results, as was an underweight to agency debt. Elsewhere, the Fund's allocation to the investment-grade corporate bond sector did not meaningfully impact performance during the year.

The Fund's use of Treasury futures contributed positively to performance.

The Fund maintained an overweight to the spread sectors and an underweight to Treasuries and agency debt during the reporting period relative to the Index. However, several adjustments were made to the Fund, including increasing its overweights to investment grade corporate bonds and AAA rated credit card and auto ABS. In both cases we found what we believe to be attractive investment opportunities. We also increased the Fund's exposure to corporate floating rate notes. These securities have limited interest rate sensitivity and allowed us to capture higher coupons. These changes were funded by reducing the Fund's allocation to Treasuries securities.

Since the financial crisis of 2008, the global economy has seen plenty of "mini-booms" and "mini-busts," typically driven by some shift in monetary policy or evolving fiscal circumstance. In just about all of these instances, the correct strategy would have been to disregard the excessive optimism or excessive pessimism dominating market sentiment and prepare for the global economy's return to low, but positive, levels of growth. While economic trends across 2018 have raised concerns that the long-lived economic cycle may be screeching to a halt, we believe it's appropriate—once again—to tune out the noise. Overall, we anticipate a soft landing—economic growth slows without triggering a recession—but with slightly different impacts for fixed income markets than in past years. We look ahead to moderate U.S. growth—around the 2% level in 2019—as a potentially nascent slowdown in economically sensitive sectors like automobiles and housing, coupled with a lack of acceleration in capital spending, will likely, in our opinion, be tempered by stable consumer spending and a cautious Fed.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND MATTHEW MCGINNIS
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1

Short Duration Bond Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	17.1%
Corporate Bonds	52.4
Mortgage-Backed Securities	28.2
Short-Term Investments	1.7
Other Assets Less Liabilities	0.6 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
Class I	09/10/1984	1.02%	0.78%	2.73%	4.66%
Bloomberg Barclays 1-3 Year U.S. Government/ Credit Bond Index[1,2]		1.60%	1.03%	1.52%	5.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/ or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended December 31, 2018, the 30-day SEC yield was 1.99% for Class I shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2017 was 0.86% for Class I shares (before expense reimbursements and/ or fee waivers, if any). The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund's commencement of operations.

2  The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period 7/1/18 – 12/31/18
Class I	$1,000.00	$1,011.20	$4.46	(a)
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.77	$4.48	(b)

(a)  Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments Short Duration Bond Portfolio December 31, 2018

PRINCIPAL AMOUNT		VALUE
Mortgage-Backed Securities 28.2%
Adjustable Mixed Balance 0.2%
$206,655	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1 month USD LIBOR + 1.13%), 3.47%, due 6/19/34	$198,775	(a)
Commercial Mortgage-Backed 21.6%
837,592	BBCMS Mortgage Trust, Ser. 2017-C1, Class A1, 2.01%, due 2/15/50	825,162
	CD Mortgage Trust
575,683	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/50	567,223
2,336,106	Ser. 2017-CD5, Class A1, 2.03%, due 8/15/50	2,293,581
	Citigroup Commercial Mortgage Trust
1,448,601	Ser. 2016-P6, Class A1, 1.88%, due 12/10/49	1,425,488
1,535,145	Ser. 2018-C5, Class A1, 3.13%, due 6/10/51	1,540,185
	Commercial Mortgage Pass-Through Certificates
229,604	Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	228,895
571,770	Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	565,840
779,568	Ser. 2016-CR28, Class A1, 1.77%, due 2/10/49	770,908
441,405	Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	439,451
1,244,999	CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Class A1, 2.23%, due 11/15/50	1,220,809
1,108,559	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 8/10/49	1,083,851
406,245	GS Mortgage Securities Trust, Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	401,856
1,784,700	JPMBB Commercial Mortgage Securities Trust, Ser. 2013-C12, Class ASB, 3.16%, due 7/15/45	1,778,085
694,532	Ladder Capital Commercial Mortgage Securities LLC, Ser. 2017-LC26, Class A1, 1.98%, due 7/12/50	683,263	(b)
	Morgan Stanley Bank of America Merrill Lynch Trust
857,024	Ser. 2016-C28, Class A1, 1.53%, due 1/15/49	844,517
1,195,667	Ser. 2017-C33, Class A1, 2.03%, due 5/15/50	1,175,496
861,183	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/48	843,798
	UBS Commercial Mortgage Trust
318,881	Ser. 2017-C1, Class A1, 1.89%, due 6/15/50	313,185
2,233,285	Ser. 2017-C2, Class A1, 2.01%, due 8/15/50	2,192,080
	Wells Fargo Commercial Mortgage Trust
431,822	Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	427,677
1,270,192	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/49	1,245,159
2,382,028	Ser. 2018-C45, Class A1, 3.13%, due 6/15/51	2,390,198
1,259,526	Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/59	1,243,907
956,892	Ser. 2016-C32, Class A1, 1.58%, due 1/15/59	944,640
		25,445,254
Fannie Mae 3.7%
	Pass-Through Certificates
733,835	3.50%, due 10/1/25	742,938
1,665,195	3.00%, due 9/1/27	1,667,504
1,868,324	4.50%, due 5/1/41 – 5/1/44	1,954,275
		4,364,717
Freddie Mac 2.7%
	Pass-Through Certificates
848,552	3.50%, due 5/1/26	859,079
1,235,011	3.00%, due 1/1/27	1,239,526
967,958	4.50%, due 11/1/39	1,013,585
		3,112,190
	Total Mortgage-Backed Securities (Cost $33,675,339)	33,120,936

See Notes to Financial Statements

5

Schedule of Investments Short Duration Bond Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE
Corporate Bonds 52.4%
Aerospace & Defense 0.5%
$615,000	United Technologies Corp., 3.35%, due 8/16/21	$613,310
Agriculture 1.3%
1,600,000	BAT Capital Corp., 2.30%, due 8/14/20	1,561,873
Auto Manufacturers 4.1%
885,000	Daimler Finance N.A. LLC, 1.50%, due 7/5/19	876,293	(b)
1,190,000	Harley-Davidson Financial Services, Inc., (3 month USD LIBOR + 0.50%), 3.15%, due 5/21/20	1,188,286	(a)(b)
2,750,000	Volkswagen Group of America Finance LLC, (3 month USD LIBOR + 0.77%),	2,731,633	(a)(b)
	3.39%, due 11/13/20
		4,796,212
Banks 19.6%
	Bank of America Corp.
620,000	Ser. L, 2.60%, due 1/15/19	619,879
2,335,000	5.63%, due 7/1/20	2,413,502
2,815,000	Citigroup, Inc., 2.45%, due 1/10/20	2,792,091
2,750,000	Goldman Sachs Group, Inc., 5.25%, due 7/27/21	2,854,641
1,250,000	HSBC Holdings PLC, (3 month USD LIBOR + 0.60%), 3.24%, due 5/18/21	1,231,451	(a)
2,180,000	JPMorgan Chase & Co., 2.25%, due 1/23/20	2,158,044
2,500,000	Morgan Stanley, 5.75%, due 1/25/21	2,609,856
1,770,000	National Australia Bank Ltd., 3.70%, due 11/4/21	1,786,737
1,995,000	Santander UK PLC, 2.50%, due 1/5/21	1,948,399
1,295,000	Sumitomo Mitsui Banking Corp., 2.51%, due 1/17/20	1,285,329
1,300,000	Wells Fargo Bank N.A., (3 month USD LIBOR + 0.49%), 3.33%, due 7/23/21	1,298,700	(a)
2,035,000	Westpac Banking Corp., 2.15%, due 3/6/20	2,012,928
		23,011,557
Beverages 0.8%
894,000	Anheuser-Busch InBev Finance, Inc., 2.65%, due 2/1/21	878,717
Commercial Services 1.9%
2,210,000	ERAC USA Finance LLC, 5.25%, due 10/1/20	2,280,150	(b)
Diversified Financial Services 3.3%
850,000	AIG Global Funding, 2.15%, due 7/2/20	837,266	(b)
1,915,000	American Express Co., 2.20%, due 10/30/20	1,880,078
1,125,000	Capital One Financial Corp., 2.50%, due 5/12/20	1,110,282
		3,827,626
Electric 3.2%
500,000	Dominion Resources, Inc., Ser. B, 1.60%, due 8/15/19	494,440
1,340,000	Pennsylvania Electric Co., 5.20%, due 4/1/20	1,373,334
	Sempra Energy
1,315,000	(3 month USD LIBOR + 0.25%), 2.69%, due 7/15/19	1,311,124	(a)
635,000	2.40%, due 2/1/20	626,390
		3,805,288

See Notes to Financial Statements

6

Schedule of Investments Short Duration Bond Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE
Media 2.4%
$1,140,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, due 7/23/20	$1,138,585
920,000	Comcast Corp., (3 month USD LIBOR + 0.44%), 3.24%, due 10/1/21	911,271	(a)
740,000	Discovery Communications LLC, 2.20%, due 9/20/19	732,270
		2,782,126
Miscellaneous Manufacturer 0.3%
390,000	General Electric Co., 2.30%, due 1/14/19	389,848
Oil & Gas 2.3%
1,140,000	BP AMI Leasing, Inc., 5.52%, due 5/8/19	1,149,376	(b)
	BP Capital Markets PLC
405,000	1.68%, due 5/3/19	403,038
1,180,000	3.56%, due 11/1/21	1,190,135
		2,742,549
Pharmaceuticals 5.3%
1,325,000	AbbVie, Inc., 2.50%, due 5/14/20	1,312,234
1,290,000	CVS Health Corp., 2.80%, due 7/20/20	1,278,151
2,095,000	Halfmoon Parent, Inc., 3.20%, due 9/17/20	2,086,015	(b)
495,000	Mylan NV, 2.50%, due 6/7/19	492,674
1,080,000	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	1,064,882	(c)
		6,233,956
Pipelines 2.5%
	Enterprise Products Operating LLC
925,000	Ser. N, 6.50%, due 1/31/19	927,034	(c)
1,525,000	2.55%, due 10/15/19	1,516,936
490,000	Kinder Morgan Energy Partners L.P., 6.85%, due 2/15/20	507,349
		2,951,319
Retail 1.2%
1,365,000	Walmart, Inc., (3 month USD LIBOR + 0.23%), 3.05%, due 6/23/21	1,360,946	(a)
Telecommunications 3.7%
2,535,000	AT&T, Inc., 2.80%, due 2/17/21	2,502,084
1,790,000	Verizon Communications, Inc., 4.60%, due 4/1/21	1,848,017
		4,350,101
	Total Corporate Bonds (Cost $62,095,434)	61,585,578
Asset-Backed Securities 17.1%
900,000	Ally Auto Receivables Trust, Ser. 2018-1, Class A3, 2.35%, due 6/15/22	892,518
2,190,000	American Express Credit Account Master Trust, Ser. 2018-1, Class A, 2.67%, due 10/17/22	2,181,516
	Bank of America Credit Card Trust
800,000	Ser. 2017-A1, Class A1, 1.95%, due 8/15/22	790,467
2,000,000	Ser. 2018-A3, Class A3, 3.10%, due 12/15/23	2,012,173
2,800,000	Capital One Multi-Asset Execution Trust, Ser. 2016-A3, Class A3, 1.34%, due 4/15/22	2,778,443
4,200,000	Chase Issuance Trust, Ser. 2016-A5, Class A5, 1.27%, due 7/15/21	4,163,208

See Notes to Financial Statements

7

Schedule of Investments Short Duration Bond Portfolio (cont'd)

PRINCIPAL AMOUNT		VALUE
	Citibank Credit Card Issuance Trust
$1,870,000	Ser. 2016-A1, Class A1, 1.75%, due 11/19/21	$1,850,188
1,400,000	Ser. 2017-A3, Class A3, 1.92%, due 4/7/22	1,382,170
541,451	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, (1 month USD LIBOR + 0.22%), 2.73%, due 9/26/33	539,194	(a)
1,286,415	Ford Credit Auto Owner Trust, Ser. 2017-A, Class A3, 1.67%, due 6/15/21	1,276,347
725,900	SLM Student Loan Trust, Ser. 2013-2, Class A, (1 month USD LIBOR + 0.45%), 2.77%, due 9/25/43	721,205	(a)
900,000	Toyota Auto Receivables Owner Trust, Ser. 2018-A, Class A3, 2.35%, due 5/16/22	891,365
702,363	Verizon Owner Trust, Ser. 2016-1A, Class A, 1.42%, due 1/20/21	698,925	(b)
	Total Asset-Backed Securities (Cost $20,234,943)	20,177,719
NUMBER OF SHARES
Short-Term Investments 1.7%
Investment Companies 1.7%
2,038,150	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.27%(d) (Cost $2,038,150)	2,038,150	(c)
	Total Investments 99.4% (Cost $118,043,866)	116,922,383
	Other Assets Less Liabilities 0.6%	676,730	(e)
	Net Assets 100.0%	$117,599,113

(a)  Variable or floating rate security. The interest rate shown was the current rate as of December 31, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:
LIBOR = London Interbank Offered Rate

(b)  Securities were purchased under Rule 144A of the 1933 Act, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At December 31, 2018, these securities amounted to $12,531,207, which represents 10.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  All or a portion of this security is segregated in connection with obligations for futures contracts with a total value of $4,030,066.

(d)  Represents 7-day effective yield as of December 31, 2018.

(e)  Includes the impact of the Fund's open positions in derivatives at December 31, 2018.

See Notes to Financial Statements

8

Schedule of Investments Short Duration Bond Portfolio (cont'd)

Derivative Instruments

Futures contracts ("futures")

At December 31, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2019	153	U.S. Treasury Note, 2 Year	$32,483,813	$177,063
Total Futures			$32,483,813	$177,063

For the year ended December 31, 2018, the average notional value of futures for the Fund was $15,596,922 for long positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities(a)	$—	$33,120,936	$—	$33,120,936
Corporate Bonds(a)	—	61,585,578	—	61,585,578
Asset-Backed Securities	—	20,177,719	—	20,177,719
Short-Term Investments	—	2,038,150	—	2,038,150
Total Investments	$—	$116,922,383	$—	$116,922,383

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of December 31, 2018:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$177,063	$—	$—	$177,063
Total	$177,063	$—	$—	$177,063

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$116,922,383
Interest receivable	757,483
Receivable for accumulated variation margin on futures contracts (Note A)	177,063
Receivable for Fund shares sold	123,725
Prepaid expenses and other assets	2,995
Total Assets	117,983,649
Liabilities
Cash collateral segregated for futures contracts due to broker (Note A)	57,237
Payable to investment manager—net (Note B)	24,976
Due to custodian	3,806
Payable for Fund shares redeemed	179,686
Payable to administrator—net (Note B)	39,961
Accrued expenses and other payables	78,870
Total Liabilities	384,536
Net Assets	$117,599,113
Net Assets consist of:
Paid-in capital	$142,832,158
Total distributable earnings/(losses)	(25,233,045)
Net Assets	$117,599,113
Shares Outstanding ($.001 par value; unlimited shares authorized)	11,303,563
Net Asset Value, offering and redemption price per share	$10.40
*Cost of Investments:
(a) Unaffiliated Issuers	$118,043,866

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$2,750,015
Expenses:
Investment management fees (Note B)	311,210
Administration fees (Note B)	497,936
Audit fees	56,920
Custodian and accounting fees	82,922
Insurance expense	4,403
Legal fees	48,450
Shareholder reports	30,859
Trustees' fees and expenses	45,985
Interest expense	1,738
Miscellaneous	5,755
Total expenses	1,086,178
Total net expenses	1,086,178
Net investment income/(loss)	$1,663,837
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(138,701)
Expiration or closing of futures contracts	(76,309)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(470,096)
Futures contracts	193,469
Net gain/(loss) on investments	(491,637)
Net increase/(decrease) in net assets resulting from operations	$1,172,200

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,663,837	$1,417,146
Net realized gain/(loss) on investments	(215,010)	(116,908)
Change in net unrealized appreciation/(depreciation) of investments	(276,627)	16,960
Net increase/(decrease) in net assets resulting from operations	1,172,200	1,317,198
Distributions to Shareholders From (Note A):
Distributable earnings:	(1,914,454)	(1,965,876)
From Fund Share Transactions (Note D):
Proceeds from shares sold	10,414,007	11,436,459
Proceeds from reinvestment of dividends and distributions	1,914,454	1,965,876
Payments for shares redeemed	(25,632,207)	(24,109,698)
Net increase/(decrease) from Fund share transactions	(13,303,746)	(10,707,363)
Net Increase/(Decrease) in Net Assets	(14,046,000)	(11,356,041)
Net Assets:
Beginning of year	131,645,113	143,001,154
End of year	$117,599,113	$131,645,113

See Notes to Financial Statements

12

Notes to Financial Statements Short Duration Bond Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") currently offers only Class I shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2

13

inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2018 was $125,982.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes

14

substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $118,595,134. Gross unrealized appreciation of long security positions was $124,055 and gross unrealized depreciation of long security positions was $1,796,523 resulting in net unrealized depreciation of $1,672,468 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2018, the Fund recorded the following permanent reclassifications primarily related to the expiration of capital loss carry-forwards:

Paid-in Capital	Total Distributable Earnings/(Losses)
$(7,896,656)	$7,896,656

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Total
2018	2017	2018	2017
$1,914,454	$1,965,876	$1,914,454	$1,965,876

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$2,168,153	$—	$(1,672,468)	$(25,728,730)	$—	$(25,233,045)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: amortization of bond premium and mark-to-market adjustments on futures.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As

15

determined at December 31, 2018, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Long-Term	Short-Term
$23,413,290	$2,315,440

During the year ended December 31, 2018, the Fund had capital loss carryforwards expire of $7,896,656.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity

16

securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

12  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2018, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at December 31, 2018. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the year ended December 31, 2018, the Fund used U.S. Treasury futures to manage the duration of the Fund.

At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At December 31, 2018, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Total
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$177,063	$177,063
Total Value—Assets		$177,063	$177,063

17

The impact of the use of these derivative instruments on the Statement of Operations during the year ended December 31, 2018, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Total
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$(76,309)	$(76,309)
Total Realized Gain/(Loss)		$(76,309)	$(76,309)

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Total
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$193,469	$193,469
Total Change in Appreciation/(Depreciation)		$193,469	$193,469

While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

13  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of December 31, 2018, the Fund did not participate in securities lending.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the year ended

18

December 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes fees payable to Management, interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, there was no repayment to Management under its contractual expense limitation.

At December 31, 2018, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Year Ending December 31,
			2016	2017	2018
			Subject to Repayment Until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2019	2020	2021
Class I	1.00%	12/31/21	$—	$—	$—

(a)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman BD LLC is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

19

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding futures) for the year ended December 31, 2018 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$11,226,801	$59,453,726	$20,147,714	$60,332,995

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2018 and December 31, 2017 was as follows:

	For the Year Ended December 31,
	2018	2017
Shares Sold	997,021	1,080,443
Shares Issued on Reinvestment of Dividends and Distributions	185,509	187,405
Shares Redeemed	(2,458,654)	(2,281,644)
Total	(1,276,124)	(1,013,796)

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$143,479	$15,861

20

Note G—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended December 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At December 31, 2017, the distributions from net investment income and undistributed net investment income/(loss) were as follows:

Net Investment Income	Undistributed Net Investment Income at 12/31/17
$(1,965,876)	$1,913,864

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

21

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.46	$10.52		$10.52	$10.66	$10.78
Income From Investment Operations:
Net Investment Income/(Loss)@	0.14	0.11		0.07	0.02	0.07
Net Gains or Losses on Securities (both realized and unrealized)	(0.03)	(0.02)		0.06	0.00	0.00
Total From Investment Operations	0.11	0.09		0.13	0.02	0.07
Less Distributions From:
Net Investment Income	(0.17)	(0.15)		(0.13)	(0.16)	(0.19)
Voluntary Contribution from Management	—	—		—	—	0.00
Net Asset Value, End of Year	$10.40	$10.46		$10.52	$10.52	$10.66
Total Return†	1.02%^	0.89	%‡^	1.22%^	0.18%^	0.61	%µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$117.6	$131.6		$143.0	$160.0	$184.6
Ratio of Gross Expenses to Average Net Assets#	0.87%	0.85%		0.88%	0.84%	0.82%
Ratio of Net Expenses to Average Net Assets	0.87%	0.75	%ß	0.88%	0.84%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.34%	1.03	%ß	0.68%	0.19%	0.69%
Portfolio Turnover Rate	60%	87%		79%	65%	58%

See Notes to Financial Highlights

22

Notes to Financial Highlights Short Duration Bond Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  Had the Fund not received the class action proceeds listed in Note A of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2018 would have been 0.92%. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. Had the Fund not received the class action proceeds in 2016, the total return based on per share NAV for the year ended December 31, 2016 would have been 0.64%. Had the Fund not received class action proceeds in 2015, total return based on per share NAV for the year ended December 31, 2015 would have been 0.09%.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

‡  Had the Fund not received the Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2017 would have been 0.79%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
0.85%	0.92%

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Short Duration Bond Portfolio and Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Short Duration Bond Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 14, 2019

24

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57	Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit),
2007 to 2012.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

31

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

32

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Short Duration Bond Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

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Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context.

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Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's management fee and total expenses were higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee and total expenses. In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management

37

industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board noted that Management incurred a loss on its management of the Fund during the review period.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or

38

other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period, the third quintile for the 3- and 10-year periods, and the second quintile for the 5-year period. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee ranked in the fifth quintile, and total expenses ranked in the fourth quintile. In determining to renew the Management Agreement, the Board took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus the benchmark, the Fund achieved a higher level of return than the median of its Performance Universe for that period.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

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Neuberger Berman
Advisers Management Trust

Sustainable Equity Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2018

B1017 02/19

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports or you can call 800.877.9700 or send an email request to fundinfo@nb.com to request a paper copy of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

Sustainable Equity Portfolio Commentary* (Unaudited)

The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio Class I generated a total return of –5.73% for the 12 months ended December 31, 2018, underperforming the –4.38% total return of its benchmark, the S&P 500® Index (the Index). (Performance for all share classes is provided in the table immediately following this letter.)

The Index advanced during the first three quarters, driven by expectations around the 2017 tax reform, regulatory relief, and infrastructure spending (which subsided as the year progressed). During its upswing, the market remained narrow, with Internet-related growth stocks driving Index returns.

In the fourth quarter, the market reversed, with the Index declining –13.52% and erasing earlier gains. The sell-off reflected a shift in investor sentiment, with fears of a material economic slowdown, primarily driven by trade and geopolitical tensions, the key concern.

Despite the market correction, mega-cap technology names still have expensive valuations, while valuations for sectors including Financials, Industrials and Consumer Discretionary have compressed further. We believe this dichotomy creates both opportunities and challenges in managing a long-term focused portfolio, as valuations may not reflect company fundamentals, given macroeconomic fears and a quest for growth within the current backdrop.

The Fund's strongest relative performance came from within Financials, Industrials, and Consumer Staples. Advance Auto Parts, W.W. Grainger, and MasterCard contributed most to absolute returns. Advance Auto Parts and W.W. Grainger benefited from strong end markets (auto after-markets and industrial supplies, respectively) as well as growing track records of better than expected operating performance. MasterCard saw continued strong growth from the ongoing shift toward electronic payments.

Weaker relative areas included Energy, Real Estate and Consumer Discretionary, with Schlumberger, Weyerhaeuser, and EQT Corp. detracting the most from absolute performance. Sector underperformance impacted Schlumberger, the energy services company, as slower global growth concerns pressured commodity prices. EQT, the gas exploration and delivery company, was impacted by concerns related to oversupply in U.S. natural gas. Weyerhaeuser, the lumber REIT, was down with its sector around concerns of lower new housing starts. We continue to believe in the potential for long-term outperformance in each name.

Sales included JB Hunt, and Fastenal based on our valuation of the companies, and Netscout Systems and Newell Brands following developments at the companies that were inconsistent with our investment premise. New purchases included Sherwin-Williams, Manpower Group, Equitrans Midstream (spin-off from portfolio holding EQT), and Cigna, the global insurer providing customized benefit programs with the industry's lowest medical cost trends to over 16 million patients. We believe significant value accrues when medical and pharmacy management is managed comprehensively, and see Cigna's acquisition of Express Scripts as the opportunity to optimize quality care and operations. Given volatility, we were able to establish a position in Cigna at what we consider an attractive valuation.

Despite healthy fundamentals, we believe the tight labor market, higher interest rates, and trade protectionism could dampen economic growth in 2019. Further, we anticipate corporate profit growth could moderate given the run-off of the tax cut benefit, a stronger dollar, and the impact of tariffs.

Geopolitically, the Chinese economic slowdown, continued uncertainty around Brexit, and any disruptions to global trade resulting from the current U.S. administration's trade policies, could be sources of market volatility.

Given this outlook and our long-term focus, we continue to look for best-in-class businesses that are exposed to secular growth trends (energy efficiency, aging demographics, water quality etc.) that should enable them to grow and increase market share within a slower-growth backdrop. We believe the fundamentals of the businesses we own can translate revenue growth into stronger profits—supported by competitive advantages, attractive return on capital profiles, and demonstrated leadership in environmental, social and governance (ESG) practices. In our view, our portfolio holdings

1

also appear to have the balance sheet strength and free cash flow generation required to help weather global economic turmoil, should it occur.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

* Effective May 1, 2018, Socially Responsive Portfolio changed its name to Sustainable Equity Portfolio.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

2

Sustainable Equity Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	7.8%
Consumer Discretionary	14.0
Consumer Staples	6.9
Energy	5.1
Financials	16.5
Health Care	21.6
Industrials	8.5
Information Technology	11.0
Materials	4.1
Real Estate	1.8
Short-Term Investments	2.7
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
Class I	02/18/1999	–5.73%	6.15%	12.41%	6.69%
Class S2	05/01/2006	–5.94%	5.92%	12.22%	6.58%
S&P 500® Index[1,3]		–4.38%	8.49%	13.12%	5.67%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.94% and 1.19% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.18% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

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Endnotes

1  The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of the oldest share class.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SUSTAINABLE EQUITY PORTFOLIO

Actual	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period 7/1/18 – 12/31/18		Expense Ratio
Class I	$1,000.00	$905.30	$4.61	(a)	0.96%
Class S	$1,000.00	$904.00	$5.61	(a)	1.17%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.37	$4.89	(b)	0.96%
Class S	$1,000.00	$1,019.31	$5.96	(b)	1.17%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

5

Schedule of Investments Sustainable Equity Portfolio December 31, 2018

NUMBER OF SHARES		VALUE
Common Stocks 97.2%
Airlines 1.6%
89,599	Ryanair Holdings PLC ADR	$6,391,993	*
Auto Components 2.7%
177,097	Aptiv PLC	10,903,862
Banks 5.7%
129,238	JPMorgan Chase & Co.	12,616,213
234,634	U.S. Bancorp	10,722,774
		23,338,987
Capital Markets 4.2%
229,068	Intercontinental Exchange, Inc.	17,255,692
Chemicals 2.3%
23,628	Sherwin-Williams Co.	9,296,673
Consumer Finance 2.6%
112,229	American Express Co.	10,697,668
Energy Equipment & Services 1.5%
170,557	Schlumberger Ltd.	6,153,697
Equity Real Estate Investment Trusts 1.8%
339,694	Weyerhaeuser Co.	7,425,711
Food & Staples Retailing 3.6%
537,294	Kroger Co.	14,775,585
Health Care Equipment & Supplies 11.1%
67,496	Becton, Dickinson & Co.	15,208,199
167,719	Danaher Corp.	17,295,183
143,386	Medtronic PLC	13,042,390
		45,545,772
Health Care Providers & Services 7.8%
170,308	AmerisourceBergen Corp.	12,670,915
62,141	Cigna Corp.	11,801,819
197,249	Premier, Inc. Class A	7,367,250	*
		31,839,984
Hotels, Restaurants & Leisure 2.4%
464,873	Compass Group PLC	9,783,168
Industrial Conglomerates 3.3%
70,094	3M Co.	13,355,711
NUMBER OF SHARES		VALUE
Insurance 3.9%
264,145	Progressive Corp.	$15,935,868
Interactive Media & Services 3.3%
12,712	Alphabet, Inc. Class A	13,283,531	*
Internet & Direct Marketing Retail 2.6%
377,370	eBay, Inc.	10,592,776	*
IT Services 5.2%
211,280	Cognizant Technology Solutions Corp. Class A	13,412,054
42,170	MasterCard, Inc. Class A	7,955,371
		21,367,425
Media 4.6%
551,319	Comcast Corp. Class A	18,772,412
Oil, Gas & Consumable Fuels 3.6%
33,720	Cimarex Energy Co.	2,078,838
181,558	EQT Corp.	3,429,631
145,246	Equitrans Midstream Corp.	2,907,825	*
327,962	Noble Energy, Inc.	6,152,567
		14,568,861
Personal Products 3.3%
250,039	Unilever NV	13,452,098
Pharmaceuticals 2.6%
42,671	Roche Holding AG	10,593,453
Professional Services 1.3%
83,856	ManpowerGroup, Inc.	5,433,869
Semiconductors & Semiconductor Equipment 3.8%
163,644	Texas Instruments, Inc.	15,464,358
Software 2.0%
42,073	Intuit, Inc.	8,282,070
Specialty Chemicals 1.8%
168,206	Novozymes A/S B Shares	7,515,848
Specialty Retail 4.8%
123,615	Advance Auto Parts, Inc.	19,464,418
Textiles, Apparel & Luxury Goods 1.5%
208,671	Gildan Activewear, Inc.	6,335,252

See Notes to Financial Statements

6

Schedule of Investments Sustainable Equity Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Trading Companies & Distributors 2.3%
33,517	W.W. Grainger, Inc.	$9,463,860
	Total Common Stocks (Cost $313,764,691)	397,290,602
Short-Term Investments 2.7%
PRINCIPAL AMOUNT
Certificates of Deposit 0.1%
$100,000	Self Help Credit Union, 0.25%,due 1/29/19	100,000
100,000	Self Help Federal Credit Union, 0.25%, due 3/24/19	100,000
		200,000
NUMBER OF SHARES
Investment Companies 2.6%
10,696,508	State Street Institutional Treasury Money Market Fund Premier Class, 2.24%(a)	10,696,508
	Total Short-Term Investments (Cost $10,896,508)	10,896,508
	Total Investments 99.9% (Cost $324,661,199)	408,187,110
	Other Assets Less Liabilities 0.1%	427,820
	Net Assets 100.0%	$408,614,930

*  Non-income producing security.

(a)  Represents 7-day effective yield as of December 31, 2018.

See Notes to Financial Statements

7

Schedule of Investments Sustainable Equity Portfolio (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Hotels, Restaurants & Leisure	$—	$9,783,168	$—	$9,783,168
Pharmaceuticals	—	10,593,453	—	10,593,453
Specialty Chemicals	—	7,515,848	—	7,515,848
Other Common Stocks(a)	369,398,133	—	—	369,398,133
Total Common Stocks	369,398,133	27,892,469	—	397,290,602
Short-Term Investments	—	10,896,508	—	10,896,508
Total Investments	$369,398,133	$38,788,977	$—	$408,187,110

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SUSTAINABLE EQUITY PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$408,187,110
Dividends and interest receivable	603,507
Receivable for Fund shares sold	268,802
Prepaid expenses and other assets	3,892
Total Assets	409,063,311
Liabilities
Payable to investment manager—net (Note B)	193,873
Payable for Fund shares redeemed	60,974
Payable to administrator—net (Note B)	118,787
Accrued expenses and other payables	74,747
Total Liabilities	448,381
Net Assets	$408,614,930
Net Assets consist of:
Paid-in capital	$291,419,187
Total distributable earnings/(losses)	117,195,743
Net Assets	$408,614,930
Net Assets
Class I	$339,043,538
Class S	69,571,392
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	14,936,660
Class S	3,052,076
Net Asset Value, offering and redemption price per share
Class I	$22.70
Class S	22.79
*Cost of Investments:
(a) Unaffiliated Issuers	$324,661,199

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

SUSTAINABLE EQUITY PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,785,572
Interest income—unaffiliated issuers	180,396
Foreign taxes withheld (Note A)	(148,584)
Total income	$6,817,384
Expenses:
Investment management fees (Note B)	2,484,756
Administration fees (Note B):
Class I	1,139,471
Class S	244,676
Distribution fees (Note B):
Class S	203,896
Audit fees	46,310
Custodian and accounting fees	70,502
Insurance expense	14,852
Legal fees	185,265
Shareholder reports	122,163
Trustees' fees and expenses	46,807
Interest expense	11
Miscellaneous	26,350
Total expenses	4,585,059
Expenses reimbursed by Management (Note B)	(20,826)
Total net expenses	4,564,233
Net investment income/(loss)	$2,253,151
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	31,790,861
Settlement of foreign currency transactions	(11,423)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(57,486,093)
Foreign currency translations	33
Net gain/(loss) on investments	(25,706,622)
Net increase/(decrease) in net assets resulting from operations	$(23,453,471)

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SUSTAINABLE EQUITY PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,253,151	$1,973,646
Net realized gain/(loss) on investments	31,779,438	24,490,775
Change in net unrealized appreciation/(depreciation) of investments	(57,486,060)	46,968,784
Net increase/(decrease) in net assets resulting from operations	(23,453,471)	73,433,205
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(22,066,494)	(15,224,746)
Class S	(4,403,246)	(3,357,124)
Total distributions to shareholders	(26,469,740)	(18,581,870)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	8,513,562	12,494,005
Class S	5,816,916	4,512,214
Proceeds from reinvestment of dividends and distributions:
Class I	22,066,494	15,224,746
Class S	4,403,246	3,357,124
Payments for shares redeemed:
Class I	(29,595,142)	(21,657,226)
Class S	(17,992,156)	(10,704,877)
Net increase/(decrease) from Fund share transactions	(6,787,080)	3,225,986
Net Increase/(Decrease) in Net Assets	(56,710,291)	58,077,321
Net Assets:
Beginning of year	465,325,221	407,247,900
End of year	$408,614,930	$465,325,221

See Notes to Financial Statements

11

Notes to Financial Statements Sustainable Equity Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio (the "Fund") (formerly, Socially Responsive Portfolio) currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked

12

prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded

13

on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2018 was $1,478.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $325,020,638. Gross unrealized appreciation of long security positions was $111,499,717 and gross unrealized depreciation of long security positions was $28,333,245 resulting in net unrealized appreciation of $83,166,472 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$4,303,645	$3,218,402	$22,166,095	$15,363,468	$26,469,740	$18,581,870

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$2,239,903	$31,790,109	$83,165,731	$—	$—	$117,195,743

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and tax adjustments related to non-taxable distributions from corporate stock.

14

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2018, the Fund estimated these amounts within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2018, the character of distributions, if any, paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits

15

in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of December 31, 2018, the Fund did not participate in securities lending.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

16

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, there was no repayment to Management under its contractual expense limitation.

At December 31, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2016	2017	2018
			Subject to Repayment Until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2019	2020	2021
Class I	1.30%	12/31/21	$—	$—	$—
Class S	1.17%	12/31/21	54,583	15,076	20,826

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2018, there were purchase and sale transactions of long-term securities of $56,747,765 and $83,992,827, respectively.

17

During the year ended December 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2018 and December 31, 2017 was as follows:

For the Year Ended December 31, 2018

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	335,290	891,936	(1,116,631)	110,595
Class S	221,485	177,122	(681,518)	(282,911)

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	511,719	623,454	(890,640)	244,533
Class S	183,574	136,914	(436,094)	(115,606)

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$48,363	$4,855

18

Note G—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended December 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At December 31, 2017, the distributions from net investment income, net realized gain on investments and undistributed net investment income/(loss) were as follows:

Net Investment Income		Net Realized Gain on Investments		Undistributed Net Investment Income at 12/31/17
Class I	Class S	Class I	Class S
$(1,857,268)	$(285,796)	$(13,367,478)	$(3,071,328)	$1,972,622

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note H—Subsequent Event:

On December 13, 2018, the Board approved two separate reorganizations of Guardian Portfolio and Large Cap Value Portfolio (each, a "Merging Portfolio") into Sustainable Equity Portfolio (the "Surviving Portfolio," and together with the Merging Portfolios, the "Portfolios") (each a "Reorganization"). Each Reorganization is independent of the other, and the Reorganization of either Merging Portfolio may proceed even if the Reorganization of the other Merging Portfolio is postponed or cancelled. All Portfolios are series of the Trust. Each Reorganization will take effect on or about April 30, 2019. No shareholder vote is required for either of the Reorganizations. At the time of each Reorganization, contractholders who are shareholders of a Merging Portfolio (indirectly through a separate account) automatically will become shareholders (again, indirectly through that separate account) of the corresponding Class of the Surviving Portfolio, receiving shares of the corresponding Class of the Surviving Portfolio having an aggregate NAV equal to the contractholder's shares in the Merging Portfolio.

19

Financial Highlights

Sustainable Equity Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$25.61	$22.57		$21.46	$23.88	$21.72
Income From Investment Operations:
Net Investment Income/(Loss)@	0.14	0.12		0.13	0.16	0.15
Net Gains or Losses on Securities (both realized and unrealized)	(1.48)	3.99		1.94	(0.28)	2.10
Total From Investment Operations	(1.34)	4.11		2.07	(0.12)	2.25
Less Distributions From:
Net Investment Income	(0.13)	(0.13)		(0.16)	(0.14)	(0.09)
Net Realized Capital Gains	(1.44)	(0.94)		(0.80)	(2.16)	—
Total Distributions	(1.57)	(1.07)		(0.96)	(2.30)	(0.09)
Voluntary Contribution from Management	—	—		—	—	0.00
Net Asset Value, End of Year	$22.70	$25.61		$22.57	$21.46	$23.88
Total Return†	(5.73)%^	18.43	%^‡	9.86%	(0.46)%^	10.38	%µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$339.0	$379.6		$329.1	$307.6	$301.3
Ratio of Gross Expenses to Average Net Assets#	0.95%	0.94%		1.00%	0.98%	0.98%
Ratio of Net Expenses to Average Net Assets	0.95%	0.93	%ß	1.00%	0.98%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.53%	0.50	%ß	0.59%	0.70%	0.68%
Portfolio Turnover Rate	13%	18%		31%	24%	37%

See Notes to Financial Highlights

20

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$25.69	$22.66		$21.54	$23.93	$21.76
Income From Investment Operations:
Net Investment Income/(Loss)@	0.08	0.06		0.09	0.12	0.12
Net Gains or Losses on Securities (both realized and unrealized)	(1.48)	3.99		1.94	(0.27)	2.08
Total From Investment Operations	(1.40)	4.05		2.03	(0.15)	2.20
Less Distributions From:
Net Investment Income	(0.06)	(0.08)		(0.11)	(0.08)	(0.03)
Net Realized Capital Gains	(1.44)	(0.94)		(0.80)	(2.16)	—
Total Distributions	(1.50)	(1.02)		(0.91)	(2.24)	(0.03)
Voluntary Contribution from Management	—	—		—	—	0.00
Net Asset Value, End of Year	$22.79	$25.69		$22.66	$21.54	$23.93
Total Return†	(5.94)%^	18.11	%^‡	9.64%	(0.59)%^	10.11	%µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$69.6	$85.7		$78.2	$74.9	$81.1
Ratio of Gross Expenses to Average Net Assets#	1.20%	1.19%		1.25%	1.23%	1.23%
Ratio of Net Expenses to Average Net Assets	1.17%	1.17	%ß	1.17%	1.17%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.31%	0.25	%ß	0.42%	0.52%	0.52%
Portfolio Turnover Rate	13%	18%		31%	24%	37%
See Notes to Financial Highlights

21

Notes to Financial Highlights Sustainable Equity Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2018. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

‡  The Custodian Out-of-Pocket Expenses Refunded as listed in Note F of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.94%	0.48%
Class S	1.17%	0.25%

22

Report of Independent Registered Public Accounting Firm

To the Shareholders of the
Sustainable Equity Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sustainable Equity Portfolio (formerly, Socially Responsive Portfolio) (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 14, 2019

23

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Sustainable Equity Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

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Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

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Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund's performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's management fee and total expenses were higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee and total expenses. In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this

36

information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly

37

underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons and investment performance comparisons, the Board looked at the Fund's Class I as a proxy for both of the Fund's classes.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period and the third quintile for the 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee ranked in the fifth quintile, and total expenses ranked in the fifth quintile. In determining to renew the Management Agreement, the Board took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus the benchmark, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board also met with a member of the portfolio management team in December 2017 to discuss the Fund's performance. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2018.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2018 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $22,166,095 as a capital gain distribution.

38

Neuberger Berman
Advisers Management Trust

Sustainable Equity Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2018

B1017 02/19

Sustainable Equity Portfolio Commentary* (Unaudited)

The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio Class I generated a total return of –5.73% for the 12 months ended December 31, 2018, underperforming the –4.38% total return of its benchmark, the S&P 500® Index (the Index). (Performance for all share classes is provided in the table immediately following this letter.)

The Index advanced during the first three quarters, driven by expectations around the 2017 tax reform, regulatory relief, and infrastructure spending (which subsided as the year progressed). During its upswing, the market remained narrow, with Internet-related growth stocks driving Index returns.

In the fourth quarter, the market reversed, with the Index declining –13.52% and erasing earlier gains. The sell-off reflected a shift in investor sentiment, with fears of a material economic slowdown, primarily driven by trade and geopolitical tensions, the key concern.

Despite the market correction, mega-cap technology names still have expensive valuations, while valuations for sectors including Financials, Industrials and Consumer Discretionary have compressed further. We believe this dichotomy creates both opportunities and challenges in managing a long-term focused portfolio, as valuations may not reflect company fundamentals, given macroeconomic fears and a quest for growth within the current backdrop.

The Fund's strongest relative performance came from within Financials, Industrials, and Consumer Staples. Advance Auto Parts, W.W. Grainger, and MasterCard contributed most to absolute returns. Advance Auto Parts and W.W. Grainger benefited from strong end markets (auto after-markets and industrial supplies, respectively) as well as growing track records of better than expected operating performance. MasterCard saw continued strong growth from the ongoing shift toward electronic payments.

Weaker relative areas included Energy, Real Estate and Consumer Discretionary, with Schlumberger, Weyerhaeuser, and EQT Corp. detracting the most from absolute performance. Sector underperformance impacted Schlumberger, the energy services company, as slower global growth concerns pressured commodity prices. EQT, the gas exploration and delivery company, was impacted by concerns related to oversupply in U.S. natural gas. Weyerhaeuser, the lumber REIT, was down with its sector around concerns of lower new housing starts. We continue to believe in the potential for long-term outperformance in each name.

Sales included JB Hunt, and Fastenal based on our valuation of the companies, and Netscout Systems and Newell Brands following developments at the companies that were inconsistent with our investment premise. New purchases included Sherwin-Williams, Manpower Group, Equitrans Midstream (spin-off from portfolio holding EQT), and Cigna, the global insurer providing customized benefit programs with the industry's lowest medical cost trends to over 16 million patients. We believe significant value accrues when medical and pharmacy management is managed comprehensively, and see Cigna's acquisition of Express Scripts as the opportunity to optimize quality care and operations. Given volatility, we were able to establish a position in Cigna at what we consider an attractive valuation.

Despite healthy fundamentals, we believe the tight labor market, higher interest rates, and trade protectionism could dampen economic growth in 2019. Further, we anticipate corporate profit growth could moderate given the run-off of the tax cut benefit, a stronger dollar, and the impact of tariffs.

Geopolitically, the Chinese economic slowdown, continued uncertainty around Brexit, and any disruptions to global trade resulting from the current U.S. administration's trade policies, could be sources of market volatility.

Given this outlook and our long-term focus, we continue to look for best-in-class businesses that are exposed to secular growth trends (energy efficiency, aging demographics, water quality etc.) that should enable them to grow and increase market share within a slower-growth backdrop. We believe the fundamentals of the businesses we own can translate revenue growth into stronger profits—supported by competitive advantages, attractive return on capital profiles, and demonstrated leadership in environmental, social and governance (ESG) practices. In our view, our portfolio holdings

1

also appear to have the balance sheet strength and free cash flow generation required to help weather global economic turmoil, should it occur.

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

* Effective May 1, 2018, Socially Responsive Portfolio changed its name to Sustainable Equity Portfolio.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

2

Sustainable Equity Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	7.8%
Consumer Discretionary	14.0
Consumer Staples	6.9
Energy	5.1
Financials	16.5
Health Care	21.6
Industrials	8.5
Information Technology	11.0
Materials	4.1
Real Estate	1.8
Short-Term Investments	2.7
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
Class I	02/18/1999	–5.73%	6.15%	12.41%	6.69%
Class S2	05/01/2006	–5.94%	5.92%	12.22%	6.58%
S&P 500® Index[1,3]		–4.38%	8.49%	13.12%	5.67%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 0.94% and 1.19% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.18% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of the oldest share class.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SUSTAINABLE EQUITY PORTFOLIO

Actual	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period 7/1/18 – 12/31/18		Expense Ratio
Class I	$1,000.00	$905.30	$4.61	(a)	0.96%
Class S	$1,000.00	$904.00	$5.61	(a)	1.17%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.37	$4.89	(b)	0.96%
Class S	$1,000.00	$1,019.31	$5.96	(b)	1.17%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

5

Schedule of Investments Sustainable Equity Portfolio December 31, 2018

NUMBER OF SHARES		VALUE
Common Stocks 97.2%
Airlines 1.6%
89,599	Ryanair Holdings PLC ADR	$6,391,993	*
Auto Components 2.7%
177,097	Aptiv PLC	10,903,862
Banks 5.7%
129,238	JPMorgan Chase & Co.	12,616,213
234,634	U.S. Bancorp	10,722,774
		23,338,987
Capital Markets 4.2%
229,068	Intercontinental Exchange, Inc.	17,255,692
Chemicals 2.3%
23,628	Sherwin-Williams Co.	9,296,673
Consumer Finance 2.6%
112,229	American Express Co.	10,697,668
Energy Equipment & Services 1.5%
170,557	Schlumberger Ltd.	6,153,697
Equity Real Estate Investment Trusts 1.8%
339,694	Weyerhaeuser Co.	7,425,711
Food & Staples Retailing 3.6%
537,294	Kroger Co.	14,775,585
Health Care Equipment & Supplies 11.1%
67,496	Becton, Dickinson & Co.	15,208,199
167,719	Danaher Corp.	17,295,183
143,386	Medtronic PLC	13,042,390
		45,545,772
Health Care Providers & Services 7.8%
170,308	AmerisourceBergen Corp.	12,670,915
62,141	Cigna Corp.	11,801,819
197,249	Premier, Inc. Class A	7,367,250	*
		31,839,984
Hotels, Restaurants & Leisure 2.4%
464,873	Compass Group PLC	9,783,168
Industrial Conglomerates 3.3%
70,094	3M Co.	13,355,711
NUMBER OF SHARES		VALUE
Insurance 3.9%
264,145	Progressive Corp.	$15,935,868
Interactive Media & Services 3.3%
12,712	Alphabet, Inc. Class A	13,283,531	*
Internet & Direct Marketing Retail 2.6%
377,370	eBay, Inc.	10,592,776	*
IT Services 5.2%
211,280	Cognizant Technology Solutions Corp. Class A	13,412,054
42,170	MasterCard, Inc. Class A	7,955,371
		21,367,425
Media 4.6%
551,319	Comcast Corp. Class A	18,772,412
Oil, Gas & Consumable Fuels 3.6%
33,720	Cimarex Energy Co.	2,078,838
181,558	EQT Corp.	3,429,631
145,246	Equitrans Midstream Corp.	2,907,825	*
327,962	Noble Energy, Inc.	6,152,567
		14,568,861
Personal Products 3.3%
250,039	Unilever NV	13,452,098
Pharmaceuticals 2.6%
42,671	Roche Holding AG	10,593,453
Professional Services 1.3%
83,856	ManpowerGroup, Inc.	5,433,869
Semiconductors & Semiconductor Equipment 3.8%
163,644	Texas Instruments, Inc.	15,464,358
Software 2.0%
42,073	Intuit, Inc.	8,282,070
Specialty Chemicals 1.8%
168,206	Novozymes A/S B Shares	7,515,848
Specialty Retail 4.8%
123,615	Advance Auto Parts, Inc.	19,464,418
Textiles, Apparel & Luxury Goods 1.5%
208,671	Gildan Activewear, Inc.	6,335,252

See Notes to Financial Statements

6

Schedule of Investments Sustainable Equity Portfolio (cont'd)

NUMBER OF SHARES		VALUE
Trading Companies & Distributors 2.3%
33,517	W.W. Grainger, Inc.	$9,463,860
	Total Common Stocks (Cost $313,764,691)	397,290,602
Short-Term Investments 2.7%
PRINCIPAL AMOUNT
Certificates of Deposit 0.1%
$100,000	Self Help Credit Union, 0.25%,due 1/29/19	100,000
100,000	Self Help Federal Credit Union, 0.25%, due 3/24/19	100,000
		200,000
NUMBER OF SHARES
Investment Companies 2.6%
10,696,508	State Street Institutional Treasury Money Market Fund Premier Class, 2.24%(a)	10,696,508
	Total Short-Term Investments (Cost $10,896,508)	10,896,508
	Total Investments 99.9% (Cost $324,661,199)	408,187,110
	Other Assets Less Liabilities 0.1%	427,820
	Net Assets 100.0%	$408,614,930

*  Non-income producing security.

(a)  Represents 7-day effective yield as of December 31, 2018.

See Notes to Financial Statements

7

Schedule of Investments Sustainable Equity Portfolio (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Hotels, Restaurants & Leisure	$—	$9,783,168	$—	$9,783,168
Pharmaceuticals	—	10,593,453	—	10,593,453
Specialty Chemicals	—	7,515,848	—	7,515,848
Other Common Stocks(a)	369,398,133	—	—	369,398,133
Total Common Stocks	369,398,133	27,892,469	—	397,290,602
Short-Term Investments	—	10,896,508	—	10,896,508
Total Investments	$369,398,133	$38,788,977	$—	$408,187,110

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SUSTAINABLE EQUITY PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$408,187,110
Dividends and interest receivable	603,507
Receivable for Fund shares sold	268,802
Prepaid expenses and other assets	3,892
Total Assets	409,063,311
Liabilities
Payable to investment manager—net (Note B)	193,873
Payable for Fund shares redeemed	60,974
Payable to administrator—net (Note B)	118,787
Accrued expenses and other payables	74,747
Total Liabilities	448,381
Net Assets	$408,614,930
Net Assets consist of:
Paid-in capital	$291,419,187
Total distributable earnings/(losses)	117,195,743
Net Assets	$408,614,930
Net Assets
Class I	$339,043,538
Class S	69,571,392
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	14,936,660
Class S	3,052,076
Net Asset Value, offering and redemption price per share
Class I	$22.70
Class S	22.79
*Cost of Investments:
(a) Unaffiliated Issuers	$324,661,199

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

SUSTAINABLE EQUITY PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,785,572
Interest income—unaffiliated issuers	180,396
Foreign taxes withheld (Note A)	(148,584)
Total income	$6,817,384
Expenses:
Investment management fees (Note B)	2,484,756
Administration fees (Note B):
Class I	1,139,471
Class S	244,676
Distribution fees (Note B):
Class S	203,896
Audit fees	46,310
Custodian and accounting fees	70,502
Insurance expense	14,852
Legal fees	185,265
Shareholder reports	122,163
Trustees' fees and expenses	46,807
Interest expense	11
Miscellaneous	26,350
Total expenses	4,585,059
Expenses reimbursed by Management (Note B)	(20,826)
Total net expenses	4,564,233
Net investment income/(loss)	$2,253,151
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	31,790,861
Settlement of foreign currency transactions	(11,423)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(57,486,093)
Foreign currency translations	33
Net gain/(loss) on investments	(25,706,622)
Net increase/(decrease) in net assets resulting from operations	$(23,453,471)

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SUSTAINABLE EQUITY PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,253,151	$1,973,646
Net realized gain/(loss) on investments	31,779,438	24,490,775
Change in net unrealized appreciation/(depreciation) of investments	(57,486,060)	46,968,784
Net increase/(decrease) in net assets resulting from operations	(23,453,471)	73,433,205
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(22,066,494)	(15,224,746)
Class S	(4,403,246)	(3,357,124)
Total distributions to shareholders	(26,469,740)	(18,581,870)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	8,513,562	12,494,005
Class S	5,816,916	4,512,214
Proceeds from reinvestment of dividends and distributions:
Class I	22,066,494	15,224,746
Class S	4,403,246	3,357,124
Payments for shares redeemed:
Class I	(29,595,142)	(21,657,226)
Class S	(17,992,156)	(10,704,877)
Net increase/(decrease) from Fund share transactions	(6,787,080)	3,225,986
Net Increase/(Decrease) in Net Assets	(56,710,291)	58,077,321
Net Assets:
Beginning of year	465,325,221	407,247,900
End of year	$408,614,930	$465,325,221

See Notes to Financial Statements

11

Notes to Financial Statements Sustainable Equity Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio (the "Fund") (formerly, Socially Responsive Portfolio) currently offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked

12

prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing and Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded

13

on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2018 was $1,478.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $325,020,638. Gross unrealized appreciation of long security positions was $111,499,717 and gross unrealized depreciation of long security positions was $28,333,245 resulting in net unrealized appreciation of $83,166,472 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$4,303,645	$3,218,402	$22,166,095	$15,363,468	$26,469,740	$18,581,870

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$2,239,903	$31,790,109	$83,165,731	$—	$—	$117,195,743

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and tax adjustments related to non-taxable distributions from corporate stock.

14

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2018, the Fund estimated these amounts within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2018, the character of distributions, if any, paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits

15

in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

11  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of December 31, 2018, the Fund did not participate in securities lending.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

16

Management has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, there was no repayment to Management under its contractual expense limitation.

At December 31, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2016	2017	2018
			Subject to Repayment Until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2019	2020	2021
Class I	1.30%	12/31/21	$—	$—	$—
Class S	1.17%	12/31/21	54,583	15,076	20,826

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2018, there were purchase and sale transactions of long-term securities of $56,747,765 and $83,992,827, respectively.

17

During the year ended December 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2018 and December 31, 2017 was as follows:

For the Year Ended December 31, 2018

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	335,290	891,936	(1,116,631)	110,595
Class S	221,485	177,122	(681,518)	(282,911)

For the Year Ended December 31, 2017

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	511,719	623,454	(890,640)	244,533
Class S	183,574	136,914	(436,094)	(115,606)

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$48,363	$4,855

18

Note G—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended December 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At December 31, 2017, the distributions from net investment income, net realized gain on investments and undistributed net investment income/(loss) were as follows:

Net Investment Income		Net Realized Gain on Investments		Undistributed Net Investment Income at 12/31/17
Class I	Class S	Class I	Class S
$(1,857,268)	$(285,796)	$(13,367,478)	$(3,071,328)	$1,972,622

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note H—Subsequent Event:

On December 13, 2018, the Board approved two separate reorganizations of Guardian Portfolio and Large Cap Value Portfolio (each, a "Merging Portfolio") into Sustainable Equity Portfolio (the "Surviving Portfolio," and together with the Merging Portfolios, the "Portfolios") (each a "Reorganization"). Each Reorganization is independent of the other, and the Reorganization of either Merging Portfolio may proceed even if the Reorganization of the other Merging Portfolio is postponed or cancelled. All Portfolios are series of the Trust. Each Reorganization will take effect on or about April 30, 2019. No shareholder vote is required for either of the Reorganizations. At the time of each Reorganization, contractholders who are shareholders of a Merging Portfolio (indirectly through a separate account) automatically will become shareholders (again, indirectly through that separate account) of the corresponding Class of the Surviving Portfolio, receiving shares of the corresponding Class of the Surviving Portfolio having an aggregate NAV equal to the contractholder's shares in the Merging Portfolio.

19

Financial Highlights

Sustainable Equity Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$25.61	$22.57		$21.46	$23.88	$21.72
Income From Investment Operations:
Net Investment Income/(Loss)@	0.14	0.12		0.13	0.16	0.15
Net Gains or Losses on Securities (both realized and unrealized)	(1.48)	3.99		1.94	(0.28)	2.10
Total From Investment Operations	(1.34)	4.11		2.07	(0.12)	2.25
Less Distributions From:
Net Investment Income	(0.13)	(0.13)		(0.16)	(0.14)	(0.09)
Net Realized Capital Gains	(1.44)	(0.94)		(0.80)	(2.16)	—
Total Distributions	(1.57)	(1.07)		(0.96)	(2.30)	(0.09)
Voluntary Contribution from Management	—	—		—	—	0.00
Net Asset Value, End of Year	$22.70	$25.61		$22.57	$21.46	$23.88
Total Return†	(5.73)%^	18.43	%^‡	9.86%	(0.46)%^	10.38	%µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$339.0	$379.6		$329.1	$307.6	$301.3
Ratio of Gross Expenses to Average Net Assets#	0.95%	0.94%		1.00%	0.98%	0.98%
Ratio of Net Expenses to Average Net Assets	0.95%	0.93	%ß	1.00%	0.98%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.53%	0.50	%ß	0.59%	0.70%	0.68%
Portfolio Turnover Rate	13%	18%		31%	24%	37%

See Notes to Financial Highlights

20

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$25.69	$22.66		$21.54	$23.93	$21.76
Income From Investment Operations:
Net Investment Income/(Loss)@	0.08	0.06		0.09	0.12	0.12
Net Gains or Losses on Securities (both realized and unrealized)	(1.48)	3.99		1.94	(0.27)	2.08
Total From Investment Operations	(1.40)	4.05		2.03	(0.15)	2.20
Less Distributions From:
Net Investment Income	(0.06)	(0.08)		(0.11)	(0.08)	(0.03)
Net Realized Capital Gains	(1.44)	(0.94)		(0.80)	(2.16)	—
Total Distributions	(1.50)	(1.02)		(0.91)	(2.24)	(0.03)
Voluntary Contribution from Management	—	—		—	—	0.00
Net Asset Value, End of Year	$22.79	$25.69		$22.66	$21.54	$23.93
Total Return†	(5.94)%^	18.11	%^‡	9.64%	(0.59)%^	10.11	%µ
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$69.6	$85.7		$78.2	$74.9	$81.1
Ratio of Gross Expenses to Average Net Assets#	1.20%	1.19%		1.25%	1.23%	1.23%
Ratio of Net Expenses to Average Net Assets	1.17%	1.17	%ß	1.17%	1.17%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.31%	0.25	%ß	0.42%	0.52%	0.52%
Portfolio Turnover Rate	13%	18%		31%	24%	37%

See Notes to Financial Highlights

21

Notes to Financial Highlights Sustainable Equity Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2018. The class action proceeds received in 2017 had no impact on the Fund's total return for the year ended December 31, 2017. The class action proceeds received in 2015 had no impact on the Fund's total return for the year ended December 31, 2015.

µ  The voluntary contribution received in 2014 had no impact on the Fund's total return for the year ended December 31, 2014.

‡  The Custodian Out-of-Pocket Expenses Refunded as listed in Note F of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2017.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

ß  Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.94%	0.48%
Class S	1.17%	0.25%

22

Report of Independent Registered Public Accounting Firm

To the Shareholders of the
Sustainable Equity Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sustainable Equity Portfolio (formerly, Socially Responsive Portfolio) (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 14, 2019

23

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

31

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

33

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Sustainable Equity Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

34

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

35

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund's performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's management fee and total expenses were higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund's management fee and total expenses. In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this

36

information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the peer group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly

37

underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons and investment performance comparisons, the Board looked at the Fund's Class I as a proxy for both of the Fund's classes.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-year period and the third quintile for the 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fifth quintile, the actual management fee ranked in the fifth quintile, and total expenses ranked in the fifth quintile. In determining to renew the Management Agreement, the Board took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus the benchmark, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board also met with a member of the portfolio management team in December 2017 to discuss the Fund's performance. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2018.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2018 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $22,166,095 as a capital gain distribution.

38

Neuberger Berman
Advisers Management Trust

U.S. Equity Index PutWrite Strategy Portfolio

S Class Shares

Annual Report

December 31, 2018

S0324 02/19

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports or you can call 800.877.9700 or send an email request to fundinfo@nb.com to request a paper copy of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

U.S. Equity Index PutWrite Strategy Portfolio Commentary (Unaudited)

Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio Class S generated a total return of –6.78% for the 12 months ended December 31, 2018, underperforming its primary benchmark, a blend of 85% CBOE S&P 500® PutWrite Index (PUT) and 15% CBOE Russell 2000® PutWrite Index (PUTR) (together, the Index), which posted a total return of –6.53% for the same period.

After poor relative up-market participation at the beginning of the year, the strategy closed out 2018 by recapturing much of the relative losses accumulated in the first quarter. During the fourth quarter, the strategy returned –9.26% versus the Index return of –11.99%, and outperformed its secondary benchmark's (a blend of 85% S&P 500® Index and 15% Russell 2000® Index) total return of –14.54% for the quarter.

The Fund posted gains during the second and third quarters, but performance lagged the Index and secondary benchmark due to the Index's higher market exposure ("beta")1 at the beginning of the quarter. Within the Fund, our S&P 500 and Russell 2000 PutWrite strategies continued to recover from the first quarter, which favored the passive PUT and PUTR Indices methodology. However during the most recent drawdown (fourth quarter of 2018), the tides turned. Our diversified risk management benefited from the more orderly/systemic drawdown where volatility remained elevated and the duration was longer as compared to the first quarter dislocation.

While the Fund's S&P 500 and Russell 2000 put writing strategies were both detractors to the Fund overall, after equity markets suffered large drawdowns in the fourth quarter, each of the strategies outperformed its respective Index component during the same period.

The collateral was the strongest contributor to the Fund's performance. We continue to roll maturing bond collateral into new two to three year U.S. Treasury notes at yield levels that are markedly higher than a year ago. Despite the significant rise in short term rates, collateral portfolios contributed to performance.

At the end of 2017 we suggested that 2018 would be 'less perfect' than 2017, which proved well off the mark as 2018 was completely imperfect with only a few pockets of investment success. As we look forward to 2019, we believe 2019 will look nothing like 2018. Markets are starting the year with a principal index of expected stock market volatility (the CBOE VIX® Index) at a level that is over 2x the level at the beginning of 2018. Uncertainty in corporate earnings is increasing and analyst views are diverging. Single stock and industry correlations are declining. Several global political controversies and trade policies have the potential to come to dramatic resolutions. The U.S. Federal Reserve Board's rate plan has become more ambiguous after the end of 2018. That's a lot of things to debate and to have opinions about. In our opinion, uncertainty will rule the day.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

1   Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Corporate Bonds	0.0%
Rights	0.0
U.S. Government Agency Securities	50.9
U.S. Treasury Obligations	37.8
Put Options Written	(1.4)
Short-Term Investments	12.8
Liabilities Less Other Assets	(0.1)
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1-Year	Life of Fund
Class S*	05/01/2014	–6.78%	–1.36%
85% CBOE S&P 500® PutWrite Index/ 15% CBOE Russell 2000® PutWrite Index[2,3]		–6.53%	4.27%
85% S&P 500® Index/ 15% Russell 2000® Index[2,3]		–5.36%	8.10%

*  Prior to May 1, 2017, the Fund had different investment goals, fees and expenses, principal investment strategies and portfolio managers. Please also see Endnote 1.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2018 is 2.10% for Class S shares (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratio for fiscal year 2018 is 1.06% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

2

Endnotes

1  The Fund was relatively small prior to December 31, 2014, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund. Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to the U.S. Equity Index PutWrite Strategy Portfolio and changed its investment goal, fees and expenses, principal investment strategies, risks and portfolio managers. Prior to that date, the Fund had a higher management fee, different expenses, a different goal and principal investment strategies, which included a multi-manager strategy, and different risks. Its performance prior to that date might have been different if the current fees and expenses, goal, and principal investment strategies had been in effect.

2  The date used to calculate Life of Fund performance for the index is May 1, 2014, the Fund's commencement of operations.

3  The 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index is a blended index composed of 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index, and is rebalanced monthly. The CBOE S&P 500 PutWrite Index tracks the value of a passive investment strategy which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis. The CBOE Russell 2000 PutWrite Index tracks the value of a passive investment strategy which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis. The 85% S&P 500® Index and 15% Russell 2000® Index is a blended index composed of 85% S&P 500 Index and 15% Russell 2000 Index, and is rebalanced monthly. The S&P 500 Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portfolio of the total value of the market. The Russell 2000 Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which you can obtain by calling 877.628.2583.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, Compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO

Actual	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During the Period 7/1/2018 – 12/31/2018
Class S	$1,000.00	$944.60	$5.15	(a)
Hypothetical (5% annual return before expenses)
Class S	$1,000.00	$1,019.91	$5.35	(b)

(a)  Expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

4

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio December 31, 2018

PRINCIPAL AMOUNT		VALUE
U.S. Government Agency Securities 50.9%
$1,000,000	Federal Agricultural Mortgage Corp. 1.64%, 4/17/2020	$987,888
1,000,000	FFCB 1.18%, 10/18/2019	987,689
1,500,000	FHLB 1.00%, 9/26/2019	1,480,943
1,700,000	FHLMC 1.50%, 1/17/2020	1,680,742
1,000,000	FNMA 1.75%, 6/20/2019	996,050
	Total U.S. Government Agency Securities (Cost $6,197,296)	6,133,312
U.S. Treasury Obligations 37.8%
	U.S. Treasury Notes
600,000	1.00%, 3/15/2019	598,317
2,000,000	1.63%, 3/15/2020(a)	1,977,602
2,000,000	1.63%, 6/30/2020(a)	1,972,808
	Total U.S. Treasury Obligations (Cost $4,607,295)	4,548,727
NO. OF RIGHTS
Rights 0.0%(c)
Biotechnology 0.0%(c)
225	Tobira Therapeutics, Inc., CVR*(d)(e)(f)	13
Media 0.0%
2,550	Media General, Inc., CVR*(d)(e)(f)	—
	Total Rights (Cost $7,172)	13
PRINCIPAL AMOUNT		VALUE
Corporate Bonds 0.0%
Oil, Gas & Consumable Fuels 0.0%
$18,000	Midstates Petroleum Co., Inc. Escrow 10.00%, 6/1/2020(d)(e)(f)(g) (Cost $—)	$—
SHARES
Short-Term Investments 12.8%
Investment Companies 12.8%
1,544,582	Invesco Government & Agency Portfolio, Institutional Class, 2.48%(b)(h)	1,544,582
133	Morgan Stanley Institutional Liquidity Funds Treasury Portfolio Institutional Class, 2.32%(b)(h)	133
	Total Investment Companies (Cost $1,544,715)	1,544,715
	Total Investments 101.5% (Cost $12,356,478)	12,226,767
	Liabilities Less Other Assets (1.5%)(i)	(183,145)
	Net Assets 100.0%	$12,043,622

*  Non-income producing security.

(a)  All or a portion of this security is pledged with the custodian for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $1,544,715.

(c)  Represents less than 0.05% of net assets.

(d)  Security fair valued as of December 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2018 amounted to $13, which represents 0.0% of net assets of the Fund.

(e)  Illiquid security.

(f)  Value determined using significant unobservable inputs.

(g)  Defaulted security.

See Notes to Financial Statements

5

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio (cont'd)

(h)  Represents 7-day effective yield as of December 31, 2018.

(i)  Includes the impact of the Fund's open positions in derivatives at December 31, 2018.

Abbreviations

CVR  Contingent Value Rights

FFCB  Federal Farm Credit Bank

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corp.

FNMA  Federal National Mortgage Association

Derivative Instruments

Equity swap contracts ("equity swaps")

For the year ended December 31, 2018, the average notional value of equity swaps for the Fund was $1,052 for long positions.

At December 31, 2018, there were no open equity swaps contracts for the Fund.

Written option contracts ("options written")

At December 31, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index Funds
Russell 2000 Index	1	$(134,856)	$1325	1/4/2019	$(800)
Russell 2000 Index	1	(134,856)	1,350	1/4/2019	(1,670)
Russell 2000 Index	2	(269,712)	1,305	1/11/2019	(2,360)
Russell 2000 Index	1	(134,856)	1,435	1/11/2019	(8,630)
Russell 2000 Index	1	(134,856)	1,375	1/18/2019	(4,460)
Russell 2000 Index	2	(269,712)	1,390	1/18/2019	(10,730)
Russell 2000 Index	3	(404,568)	1,285	1/25/2019	(4,845)
Russell 2000 Index	1	(134,856)	1,305	1/25/2019	(2,100)
Russell 2000 Index	1	(134,856)	1,285	2/1/2019	(2,005)
S&P 500 Index	3	(752,055)	2,400	1/4/2019	(1,275)
S&P 500 Index	1	(250,685)	2,415	1/4/2019	(565)
S&P 500 Index	2	(501,370)	2,440	1/4/2019	(1,790)
S&P 500 Index	3	(752,055)	2,475	1/4/2019	(5,055)
S&P 500 Index	3	(752,055)	2,400	1/11/2019	(4,185)
S&P 500 Index	1	(250,685)	2,415	1/11/2019	(1,640)
S&P 500 Index	5	(1,253,425)	2,440	1/11/2019	(10,775)
S&P 500 Index	1	(250,685)	2,440	1/18/2019	(2,960)
S&P 500 Index	2	(501,370)	2,475	1/18/2019	(7,970)
S&P 500 Index	3	(752,055)	2,510	1/18/2019	(16,035)
S&P 500 Index	1	(250,685)	2,540	1/18/2019	(6,825)
S&P 500 Index	2	(501,370)	2,555	1/18/2019	(15,370)

See Notes to Financial Statements

6

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500 Index	8	$(2,005,480)	$2,400	1/25/2019	$(21,480)
S&P 500 Index	3	(752,055)	2,415	1/25/2019	(9,045)
S&P 500 Index	4	(1,002,740)	2,485	2/1/2019	(23,240)
Total options written (premium received $320,936)					$(165,810)

For the year ended December 31, 2018, the Fund had an average notional value of $(140,777) in options written. At December 31, 2018, the Fund had securities pledged in the amount of $3,704,746 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3*	Total
Investments:
U.S. Government Agency Securities	$—	$6,133,312	$—	$6,133,312
U.S. Treasury Obligations	—	4,548,727	—	4,548,727
Rights(a)	—	—	13	13
Short-Term Investments	—	1,544,715	—	1,544,715
Total Long Positions	$—	$12,226,754	$13	$12,226,767

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/2018	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2018
Investments in Securities:
Rights
Biotechnology(a)	$569	$—	$1,444	$—	$(2,000)	$—	$—	$13	$—
Food & Staples Retailing	535	—	354	—	(889)	—	—	—	—
Loan Assignments
Semiconductors & Semiconductor Equipment	714	—	98	—	(812)	—	—	—	—
Total	$1,818	$—	$1,896	$—	$(3,701)	$—	$—	$13	$—

(a)  As of the year ended December 31, 2018, these securities were fair valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

7

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of December 31, 2018:

Other Financial Instruments

	Level 1	Level 2	Level 3*	Total
Options Written
Liabilities	$(165,810)	$—	$—	$(165,810)

*  The following is reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/2018	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2018
Other Financial Instruments:
Equity Swaps
United States	$1,609	$—	$1,208	$—	$(2,817)	$—	$—	$—	$—

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$12,226,767
Cash	20,289
Dividends and interest receivable	35,364
Receivable for Fund shares sold	2,972
Prepaid expenses and other assets	625
Total Assets	12,286,017
Liabilities
Options contracts written, at value(b) (Note A)	165,810
Payable to administrator—net (Note B)	3,517
Payable to investment manager (Note B)	4,197
Payable for Fund shares redeemed	3,042
Accrued expenses and other payables	65,829
Total Liabilities	242,395
Net Assets	$12,043,622
Net Assets consist of:
Paid-in capital	$12,985,684
Total distributable earnings/(losses)	(942,062)
Net Assets	$12,043,622
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,345,553
Net Asset Value, offering and redemption price per share
Class S	$8.95
*Cost of Investments:
(a) Unaffiliated issuers	$12,356,478
(b) Premium received from option contracts written	$320,936

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$51
Interest income—unaffiliated issuers	173,404
Foreign taxes withheld (Note A)	(119)
Total income	$173,336
Expenses:
Investment management fees (Note B)	51,751
Administration fees (Note B)	34,501
Distribution fees (Note B)	28,750
Audit fees	43,950
Custodian and accounting fees	71,660
Insurance expense	475
Legal fees	11,486
Shareholder reports	17,102
Trustees' fees and expenses	37,807
Miscellaneous	57
Total expenses	297,539
Expenses reimbursed by Management (Note B)	(176,764)
Total net expenses	120,775
Net investment income/(loss)	$52,561
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(41,735)
Settlement of foreign currency transactions	4
Expiration or closing of option contracts written	(958,898)
Expiration or closing of swap contracts	2,817
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	17,793
Foreign currency transactions	(44)
Option contracts written	139,512
Swap contracts	(1,609)
Net gain/(loss) on investments	(842,160)
Net increase/(decrease) in net assets resulting from operations	$(789,599)

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$52,561	$(35,534)
Net realized gain/(loss) on investments	(997,812)	1,163,926
Change in net unrealized appreciation/(depreciation) of investments	155,652	(241,673)
Net increase/(decrease) in net assets resulting from operations	(789,599)	886,719
Distributions to shareholders from (Note A):
Distributable earnings	(325,613)	—
Total distributions to shareholders	(325,613)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold	8,121,437	5,171,887
Proceeds from reinvestment of dividends and distributions	325,613	—
Payments for shares redeemed	(7,455,985)	(8,343,867)
Net increase/(decrease) from Fund share transactions	991,065	(3,171,980)
Net Increase/(Decrease) in Net Assets	(124,147)	(2,285,261)
Net Assets:
Beginning of year	12,167,769	14,453,030
End of year	$12,043,622	$12,167,769

See Notes to Financial Statements

11

Notes to Financial Statements U.S. Equity Index PutWrite Strategy Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio (the "Fund") currently offers only Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in exchange traded options written and rights for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid

12

and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are

13

recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost of long security positions for U.S. federal income tax purposes was $12,356,478. Gross unrealized appreciation of long security positions and derivative instruments was $9,990 and gross unrealized depreciation of long security positions and derivative instruments (if any) was $139,700, resulting in net unrealized depreciation of $129,710 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV, or NAV per share of the Fund. For the year ended December 31, 2018 there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
$26,332	$—	$—	$—	$299,281	$—	$—	$—	$325,613	$—

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income/(Loss)	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$50,423	$—	$(129,696)	$(857,870)	$(4,919)	$(942,062)

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The temporary differences between book basis and tax basis distributable earnings are primarily due to: capital loss carryover, mark-to-market adjustments on options contracts, and unamortized organization expenses.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at December 31, 2018, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Long-Term	Short-Term
$520,368	$337,502

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2018, the Fund estimated these amounts for the period January 1, 2018 to December 31, 2018 within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2018, the character of distributions paid to shareholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include

15

the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities, exchange traded funds ("ETFs") and exchange traded notes ("ETNs"): The Fund may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETF, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Fund may also invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. The Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

11  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2018, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at December 31, 2018. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Equity swap contracts: During the year ended December 31, 2018, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association agreement between the Fund and the counterparty. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Options: During the year ended December 31, 2018, the Fund used options written to manage or adjust the risk profile of the Fund or the risk of individual index exposures and to gain exposure more efficiently than through a direct purchase of the underlying security or to gain exposure to securities, markets, sectors or geographical areas.

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Options written were also used to generate incremental returns. Purchased option contracts ("options purchased") were used to enhance returns and to manage or adjust the risk profile and to gain investment exposure more efficiently than through a direct purchase of the underlying security or to gain exposure to certain securities, markets, sectors or geographical areas.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

The Fund may write or purchase options on exchange traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

The Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option's expiration or a portion of the premium upon the option's early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price. The proceeds received by the Fund for writing put options will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to offset any liabilities the Fund incurs from writing put options.

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At December 31, 2018, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk
Options written	Option contracts written, at value	$(165,810)
Total Value—Liabilities		$(165,810)

The impact of the use of these derivative instruments on the Statement of Operations during the fiscal year ended December 31, 2018, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Equity Risk
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$(958,898)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	2,817
Total Realized Gain/(Loss)		$(956,081)

Change in Appreciation /
(Depreciation)

Derivative Type	Statement of Operations Location	Equity Risk
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$139,512
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	(1,609)
Total Change in Appreciation/ (Depreciation)		$137,903

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

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Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, effective May 1, 2017, the Fund pays Management a fee at the annual rate of 0.450% of the Fund's average daily net assets. Prior to May 1, 2017, the Fund paid Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. For the year ended December 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains JPMorgan Chase Bank, NA ("JPM") as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund for its total annual operating expenses so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, there was no repayment to Management under its contractual expense limitation.

At December 31, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ending, December 31,
			2016	2017	2018
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2019	2020	2021
Class S	1.05%	12/31/21	$508,177	$286,458	$176,764

(1)  Expense limitation per annum of the Fund's average daily net assets.

Prior to May 1, 2017, the Fund had a different investment strategy and Management engaged Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, LP, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP as subadvisers to provide investment management services. Management compensated the subadvisers out of the investment advisory fees it received from the Fund.

19

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class S shares. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2018, there were purchase and sale transactions of long-term securities (excluding equity swaps and option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$2,559,121	$5,294	$3,146,406	$9,397

During the year ended December 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the year ended December 31, 2018 and for the year ended December 31, 2017 was as follows:

	For the Year Ended December 31, 2018				For the Year Ended December 31, 2017
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	839,784	34,566	(758,082)	116,268	541,638	—	(869,120)	(327,482)

Other: At December 31, 2018, there was no affiliated investor owning any percentage of the Fund's outstanding shares.

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding

20

rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncement:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. There were no distributions from net investment income or net realized capital gains for the year ended December 31, 2017. At December 31, 2017, the undistributed net investment income/(loss) was as follows:

Undistributed net investment income/(loss) at 12/31/17
$(7,004)

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

21

Financial Highlights

U.S. Equity Index PutWrite Strategy Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Year Ended December 31,				Period from May 1, 2014^ to December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.90	$9.28	$9.39	$10.01	$10.00
Income From Investment Operations:
Net Investment Income/(Loss)‡	0.04	(0.02)	(0.12)	(0.13)	(0.08)
Net Gains or Losses on Securities (both realized and unrealized)	(0.70)	0.64	0.06	(0.38)	0.09
Total From Investment Operations	(0.66)	0.62	(0.06)	(0.51)	0.01
Less Distributions from:
Net Realized Capital Gains	(0.29)	—	(0.05)	(0.11)	—
Total Distributions	(0.29)	—	(0.05)	(0.11)	—
Net Asset Value, End of Period	$8.95	$9.90	$9.28	$9.39	$10.01
Total Return††	(6.78)%	6.68%	(0.65)%	(5.15)%	0.10	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$12.0	$12.2	$14.5	$13.2	$8.5
Ratio of Gross Expenses to Average Net Assets#	2.59%	3.68%	6.83%	7.20%	9.43	%*@
Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses relating to short sales)#	—	3.50%	5.99%	6.38%	8.88	%*@
Ratio of Net Expenses to Average Net Assets	1.05%	1.72%	3.24%	3.22%	3.25	%*@
Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses relating to short sales)	—	1.54%	2.40%	2.40%	2.69	%*@
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.46%	(0.24)%	(1.33)%	(1.30)%	(1.21	)%*@
Portfolio Turnover Rate (including securities sold short)	—	368%	547%	490%	264	%**
Portfolio Turnover Rate (excluding securities sold short)	23%	342%	546%	517%	213	%**
See Notes to Financial Highlights

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Notes to Financial Highlights U.S. Equity Index PutWrite Strategy Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

^  The date investment operations commenced.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of the
U.S. Equity Index PutWrite Strategy Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Equity Index PutWrite Strategy Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 14, 2019

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Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

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Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

For the fiscal year ended December 31, 2018, the Fund designated $299,281 as a capital gain distribution. During the fiscal year ended December 31, 2018, 0.18% of the dividends earned qualify for the dividends received deduction for corporate shareholders.

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to U.S. Equity Index PutWrite Strategy Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees

35

provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.

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The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio manager of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund's performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's total expenses were higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs or the Fund's relatively small size contributed to the Fund's total expenses. In addition, the Board considered the contractual limit on

37

expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board noted that Management incurred a loss on its management of the Fund during the review period.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the lack of breakpoints was reasonable based on the consideration that setting competitive fee rates and pricing the Fund to scale are other means of sharing potential economies of scale with shareholders. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies

38

of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons and investment performance comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

With regard to performance, the Board considered that the Fund adopted an entirely new investment strategy in May 2017. The Board considered that, for its new investment strategy since May 2017, based on performance data for the period ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the period; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the first quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the fifth quintile. The Board also met with a member of the portfolio management team in December 2017 to discuss the Fund's performance.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided or the Fund's relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

39

Neuberger Berman
Advisers Management Trust

U.S. Equity Index PutWrite Strategy Portfolio

S Class Shares

Annual Report

December 31, 2018

S0324 02/19

U.S. Equity Index PutWrite Strategy Portfolio Commentary (Unaudited)

Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio Class S generated a total return of –6.78% for the 12 months ended December 31, 2018, underperforming its primary benchmark, a blend of 85% CBOE S&P 500® PutWrite Index (PUT) and 15% CBOE Russell 2000® PutWrite Index (PUTR) (together, the Index), which posted a total return of –6.53% for the same period.

After poor relative up-market participation at the beginning of the year, the strategy closed out 2018 by recapturing much of the relative losses accumulated in the first quarter. During the fourth quarter, the strategy returned –9.26% versus the Index return of –11.99%, and outperformed its secondary benchmark's (a blend of 85% S&P 500® Index and 15% Russell 2000® Index) total return of –14.54% for the quarter.

The Fund posted gains during the second and third quarters, but performance lagged the Index and secondary benchmark due to the Index's higher market exposure ("beta")1 at the beginning of the quarter. Within the Fund, our S&P 500 and Russell 2000 PutWrite strategies continued to recover from the first quarter, which favored the passive PUT and PUTR Indices methodology. However during the most recent drawdown (fourth quarter of 2018), the tides turned. Our diversified risk management benefited from the more orderly/systemic drawdown where volatility remained elevated and the duration was longer as compared to the first quarter dislocation.

While the Fund's S&P 500 and Russell 2000 put writing strategies were both detractors to the Fund overall, after equity markets suffered large drawdowns in the fourth quarter, each of the strategies outperformed its respective Index component during the same period.

The collateral was the strongest contributor to the Fund's performance. We continue to roll maturing bond collateral into new two to three year U.S. Treasury notes at yield levels that are markedly higher than a year ago. Despite the significant rise in short term rates, collateral portfolios contributed to performance.

At the end of 2017 we suggested that 2018 would be 'less perfect' than 2017, which proved well off the mark as 2018 was completely imperfect with only a few pockets of investment success. As we look forward to 2019, we believe 2019 will look nothing like 2018. Markets are starting the year with a principal index of expected stock market volatility (the CBOE VIX® Index) at a level that is over 2x the level at the beginning of 2018. Uncertainty in corporate earnings is increasing and analyst views are diverging. Single stock and industry correlations are declining. Several global political controversies and trade policies have the potential to come to dramatic resolutions. The U.S. Federal Reserve Board's rate plan has become more ambiguous after the end of 2018. That's a lot of things to debate and to have opinions about. In our opinion, uncertainty will rule the day.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

1   Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Corporate Bonds	0.0%
Rights	0.0
U.S. Government Agency Securities	50.9
U.S. Treasury Obligations	37.8
Put Options Written	(1.4)
Short-Term Investments	12.8
Liabilities Less Other Assets	(0.1)
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Average Annual Total Return Ended 12/31/2018
	Date	1-Year	Life of Fund
Class S*	05/01/2014	–6.78%	–1.36%
85% CBOE S&P 500® PutWrite Index/ 15% CBOE Russell 2000® PutWrite Index[2,3]		–6.53%	4.27%
85% S&P 500® Index/ 15% Russell 2000® Index[2,3]		–5.36%	8.10%

*  Prior to May 1, 2017, the Fund had different investment goals, fees and expenses, principal investment strategies and portfolio managers. Please also see Endnote 1.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2018 is 2.10% for Class S shares (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratio for fiscal year 2018 is 1.06% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2018 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

Endnotes

1  The Fund was relatively small prior to December 31, 2014, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund. Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to the U.S. Equity Index PutWrite Strategy Portfolio and changed its investment goal, fees and expenses, principal investment strategies, risks and portfolio managers. Prior to that date, the Fund had a higher management fee, different expenses, a different goal and principal investment strategies, which included a multi-manager strategy, and different risks. Its performance prior to that date might have been different if the current fees and expenses, goal, and principal investment strategies had been in effect.

2  The date used to calculate Life of Fund performance for the index is May 1, 2014, the Fund's commencement of operations.

3  The 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index is a blended index composed of 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index, and is rebalanced monthly. The CBOE S&P 500 PutWrite Index tracks the value of a passive investment strategy which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis. The CBOE Russell 2000 PutWrite Index tracks the value of a passive investment strategy which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis. The 85% S&P 500® Index and 15% Russell 2000® Index is a blended index composed of 85% S&P 500 Index and 15% Russell 2000 Index, and is rebalanced monthly. The S&P 500 Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portfolio of the total value of the market. The Russell 2000 Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which you can obtain by calling 877.628.2583.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC , an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2019 Neuberger Berman BD LLC, distributor. All rights reserved.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, Compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO

Actual	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During the Period 7/1/2018 – 12/31/2018
Class S	$1,000.00	$944.60	$5.15	(a)
Hypothetical (5% annual return before expenses)
Class S	$1,000.00	$1,019.91	$5.35	(b)

(a)  Expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio December 31, 2018

PRINCIPAL AMOUNT		VALUE
U.S. Government Agency Securities 50.9%
$1,000,000	Federal Agricultural Mortgage Corp. 1.64%, 4/17/2020	$987,888
1,000,000	FFCB 1.18%, 10/18/2019	987,689
1,500,000	FHLB 1.00%, 9/26/2019	1,480,943
1,700,000	FHLMC 1.50%, 1/17/2020	1,680,742
1,000,000	FNMA 1.75%, 6/20/2019	996,050
	Total U.S. Government Agency Securities (Cost $6,197,296)	6,133,312
U.S. Treasury Obligations 37.8%
	U.S. Treasury Notes
600,000	1.00%, 3/15/2019	598,317
2,000,000	1.63%, 3/15/2020(a)	1,977,602
2,000,000	1.63%, 6/30/2020(a)	1,972,808
	Total U.S. Treasury Obligations (Cost $4,607,295)	4,548,727
NO. OF RIGHTS
Rights 0.0%(c)
Biotechnology 0.0%(c)
225	Tobira Therapeutics, Inc., CVR*(d)(e)(f)	13
Media 0.0%
2,550	Media General, Inc., CVR*(d)(e)(f)	—
	Total Rights (Cost $7,172)	13
PRINCIPAL AMOUNT		VALUE
Corporate Bonds 0.0%
Oil, Gas & Consumable Fuels 0.0%
$18,000	Midstates Petroleum Co., Inc. Escrow 10.00%, 6/1/2020(d)(e)(f)(g) (Cost $—)	$—
SHARES
Short-Term Investments 12.8%
Investment Companies 12.8%
1,544,582	Invesco Government & Agency Portfolio, Institutional Class, 2.48%(b)(h)	1,544,582
133	Morgan Stanley Institutional Liquidity Funds Treasury Portfolio Institutional Class, 2.32%(b)(h)	133
	Total Investment Companies (Cost $1,544,715)	1,544,715
	Total Investments 101.5% (Cost $12,356,478)	12,226,767
	Liabilities Less Other Assets (1.5%)(i)	(183,145)
	Net Assets 100.0%	$12,043,622

*  Non-income producing security.

(a)  All or a portion of this security is pledged with the custodian for options written.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $1,544,715.

(c)  Represents less than 0.05% of net assets.

(d)  Security fair valued as of December 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2018 amounted to $13, which represents 0.0% of net assets of the Fund.

(e)  Illiquid security.

(f)  Value determined using significant unobservable inputs.

(g)  Defaulted security.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio (cont'd)

(h)  Represents 7-day effective yield as of December 31, 2018.

(i)  Includes the impact of the Fund's open positions in derivatives at December 31, 2018.

Abbreviations

CVR  Contingent Value Rights

FFCB  Federal Farm Credit Bank

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corp.

FNMA  Federal National Mortgage Association

Derivative Instruments

Equity swap contracts ("equity swaps")

For the year ended December 31, 2018, the average notional value of equity swaps for the Fund was $1,052 for long positions.

At December 31, 2018, there were no open equity swaps contracts for the Fund.

Written option contracts ("options written")

At December 31, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index Funds
Russell 2000 Index	1	$(134,856)	$1325	1/4/2019	$(800)
Russell 2000 Index	1	(134,856)	1,350	1/4/2019	(1,670)
Russell 2000 Index	2	(269,712)	1,305	1/11/2019	(2,360)
Russell 2000 Index	1	(134,856)	1,435	1/11/2019	(8,630)
Russell 2000 Index	1	(134,856)	1,375	1/18/2019	(4,460)
Russell 2000 Index	2	(269,712)	1,390	1/18/2019	(10,730)
Russell 2000 Index	3	(404,568)	1,285	1/25/2019	(4,845)
Russell 2000 Index	1	(134,856)	1,305	1/25/2019	(2,100)
Russell 2000 Index	1	(134,856)	1,285	2/1/2019	(2,005)
S&P 500 Index	3	(752,055)	2,400	1/4/2019	(1,275)
S&P 500 Index	1	(250,685)	2,415	1/4/2019	(565)
S&P 500 Index	2	(501,370)	2,440	1/4/2019	(1,790)
S&P 500 Index	3	(752,055)	2,475	1/4/2019	(5,055)
S&P 500 Index	3	(752,055)	2,400	1/11/2019	(4,185)
S&P 500 Index	1	(250,685)	2,415	1/11/2019	(1,640)
S&P 500 Index	5	(1,253,425)	2,440	1/11/2019	(10,775)
S&P 500 Index	1	(250,685)	2,440	1/18/2019	(2,960)
S&P 500 Index	2	(501,370)	2,475	1/18/2019	(7,970)
S&P 500 Index	3	(752,055)	2,510	1/18/2019	(16,035)
S&P 500 Index	1	(250,685)	2,540	1/18/2019	(6,825)
S&P 500 Index	2	(501,370)	2,555	1/18/2019	(15,370)

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500 Index	8	$(2,005,480)	$2,400	1/25/2019	$(21,480)
S&P 500 Index	3	(752,055)	2,415	1/25/2019	(9,045)
S&P 500 Index	4	(1,002,740)	2,485	2/1/2019	(23,240)
Total options written (premium received $320,936)					$(165,810)

For the year ended December 31, 2018, the Fund had an average notional value of $(140,777) in options written. At December 31, 2018, the Fund had securities pledged in the amount of $3,704,746 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3*	Total
Investments:
U.S. Government Agency Securities	$—	$6,133,312	$—	$6,133,312
U.S. Treasury Obligations	—	4,548,727	—	4,548,727
Rights(a)	—	—	13	13
Short-Term Investments	—	1,544,715	—	1,544,715
Total Long Positions	$—	$12,226,754	$13	$12,226,767

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/2018	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2018
Investments in Securities:
Rights
Biotechnology(a)	$569	$—	$1,444	$—	$(2,000)	$—	$—	$13	$—
Food & Staples Retailing	535	—	354	—	(889)	—	—	—	—
Loan Assignments
Semiconductors & Semiconductor Equipment	714	—	98	—	(812)	—	—	—	—
Total	$1,818	$—	$1,896	$—	$(3,701)	$—	$—	$13	$—

(a)  As of the year ended December 31, 2018, these securities were fair valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of December 31, 2018:

Other Financial Instruments

	Level 1	Level 2	Level 3*	Total
Options Written
Liabilities	$(165,810)	$—	$—	$(165,810)

*  The following is reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 1/1/2018	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2018
Other Financial Instruments:
Equity Swaps
United States	$1,609	$—	$1,208	$—	$(2,817)	$—	$—	$—	$—

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
December 31, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$12,226,767
Cash	20,289
Dividends and interest receivable	35,364
Receivable for Fund shares sold	2,972
Prepaid expenses and other assets	625
Total Assets	12,286,017
Liabilities
Options contracts written, at value(b) (Note A)	165,810
Payable to administrator—net (Note B)	3,517
Payable to investment manager (Note B)	4,197
Payable for Fund shares redeemed	3,042
Accrued expenses and other payables	65,829
Total Liabilities	242,395
Net Assets	$12,043,622
Net Assets consist of:
Paid-in capital	$12,985,684
Total distributable earnings/(losses)	(942,062)
Net Assets	$12,043,622
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,345,553
Net Asset Value, offering and redemption price per share
Class S	$8.95
*Cost of Investments:
(a) Unaffiliated issuers	$12,356,478
(b) Premium received from option contracts written	$320,936

See Notes to Financial Statements

Statement of Operations

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
For the Year Ended December 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$51
Interest income—unaffiliated issuers	173,404
Foreign taxes withheld (Note A)	(119)
Total income	$173,336
Expenses:
Investment management fees (Note B)	51,751
Administration fees (Note B)	34,501
Distribution fees (Note B)	28,750
Audit fees	43,950
Custodian and accounting fees	71,660
Insurance expense	475
Legal fees	11,486
Shareholder reports	17,102
Trustees' fees and expenses	37,807
Miscellaneous	57
Total expenses	297,539
Expenses reimbursed by Management (Note B)	(176,764)
Total net expenses	120,775
Net investment income/(loss)	$52,561
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(41,735)
Settlement of foreign currency transactions	4
Expiration or closing of option contracts written	(958,898)
Expiration or closing of swap contracts	2,817
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	17,793
Foreign currency transactions	(44)
Option contracts written	139,512
Swap contracts	(1,609)
Net gain/(loss) on investments	(842,160)
Net increase/(decrease) in net assets resulting from operations	$(789,599)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$52,561	$(35,534)
Net realized gain/(loss) on investments	(997,812)	1,163,926
Change in net unrealized appreciation/(depreciation) of investments	155,652	(241,673)
Net increase/(decrease) in net assets resulting from operations	(789,599)	886,719
Distributions to shareholders from (Note A):
Distributable earnings	(325,613)	—
Total distributions to shareholders	(325,613)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold	8,121,437	5,171,887
Proceeds from reinvestment of dividends and distributions	325,613	—
Payments for shares redeemed	(7,455,985)	(8,343,867)
Net increase/(decrease) from Fund share transactions	991,065	(3,171,980)
Net Increase/(Decrease) in Net Assets	(124,147)	(2,285,261)
Net Assets:
Beginning of year	12,167,769	14,453,030
End of year	$12,043,622	$12,167,769

See Notes to Financial Statements

Notes to Financial Statements U.S. Equity Index PutWrite Strategy Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eight separate operating series (each individually a "Fund," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio (the "Fund") currently offers only Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in exchange traded options written and rights for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2018, the Fund did not have any unrecognized tax positions.

At December 31, 2018, the cost of long security positions for U.S. federal income tax purposes was $12,356,478. Gross unrealized appreciation of long security positions and derivative instruments was $9,990 and gross unrealized depreciation of long security positions and derivative instruments (if any) was $139,700, resulting in net unrealized depreciation of $129,710 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV, or NAV per share of the Fund. For the year ended December 31, 2018 there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
$26,332	$—	$—	$—	$299,281	$—	$—	$—	$325,613	$—

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income/(Loss)	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$50,423	$—	$(129,696)	$(857,870)	$(4,919)	$(942,062)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: capital loss carryover, mark-to-market adjustments on options contracts, and unamortized organization expenses.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at December 31, 2018, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Long-Term	Short-Term
$520,368	$337,502

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2018, the Fund estimated these amounts for the period January 1, 2018 to December 31, 2018 within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2018, the character of distributions paid to shareholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities, exchange traded funds ("ETFs") and exchange traded notes ("ETNs"): The Fund may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETF, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Fund may also invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. The Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

11  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2018, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives, if any, at December 31, 2018. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Equity swap contracts: During the year ended December 31, 2018, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association agreement between the Fund and the counterparty. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Options: During the year ended December 31, 2018, the Fund used options written to manage or adjust the risk profile of the Fund or the risk of individual index exposures and to gain exposure more efficiently than through a direct purchase of the underlying security or to gain exposure to securities, markets, sectors or geographical areas.

Options written were also used to generate incremental returns. Purchased option contracts ("options purchased") were used to enhance returns and to manage or adjust the risk profile and to gain investment exposure more efficiently than through a direct purchase of the underlying security or to gain exposure to certain securities, markets, sectors or geographical areas.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

The Fund may write or purchase options on exchange traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

The Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option's expiration or a portion of the premium upon the option's early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price. The proceeds received by the Fund for writing put options will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to offset any liabilities the Fund incurs from writing put options.

At December 31, 2018, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk
Options written	Option contracts written, at value	$(165,810)
Total Value—Liabilities		$(165,810)

The impact of the use of these derivative instruments on the Statement of Operations during the fiscal year ended December 31, 2018, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Equity Risk
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$(958,898)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	2,817
Total Realized Gain/(Loss)		$(956,081)

Change in Appreciation /
(Depreciation)

Derivative Type	Statement of Operations Location	Equity Risk
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$139,512
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	(1,609)
Total Change in Appreciation/ (Depreciation)		$137,903

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, effective May 1, 2017, the Fund pays Management a fee at the annual rate of 0.450% of the Fund's average daily net assets. Prior to May 1, 2017, the Fund paid Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. For the year ended December 31, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains JPMorgan Chase Bank, NA ("JPM") as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse the Fund for its total annual operating expenses so that the total annual operating expenses do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay Management for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management incurred the expense.

During the year ended December 31, 2018, there was no repayment to Management under its contractual expense limitation.

At December 31, 2018, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Year Ending, December 31,
			2016	2017	2018
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2019	2020	2021
Class S	1.05%	12/31/21	$508,177	$286,458	$176,764

(1)  Expense limitation per annum of the Fund's average daily net assets.

Prior to May 1, 2017, the Fund had a different investment strategy and Management engaged Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, LP, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP as subadvisers to provide investment management services. Management compensated the subadvisers out of the investment advisory fees it received from the Fund.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class S shares. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2018, there were purchase and sale transactions of long-term securities (excluding equity swaps and option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$2,559,121	$5,294	$3,146,406	$9,397

During the year ended December 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the year ended December 31, 2018 and for the year ended December 31, 2017 was as follows:

	For the Year Ended December 31, 2018				For the Year Ended December 31, 2017
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	839,784	34,566	(758,082)	116,268	541,638	—	(869,120)	(327,482)

Other: At December 31, 2018, there was no affiliated investor owning any percentage of the Fund's outstanding shares.

Note E—Line of Credit:

At December 31, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2018. During the period ended December 31, 2018, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncement:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. There were no distributions from net investment income or net realized capital gains for the year ended December 31, 2017. At December 31, 2017, the undistributed net investment income/(loss) was as follows:

Undistributed net investment income/(loss) at 12/31/17
$(7,004)

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Financial Highlights

U.S. Equity Index PutWrite Strategy Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or ($0.01) per share are presented as $0.00 or ($0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Year Ended December 31,				Period from May 1, 2014^ to December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.90	$9.28	$9.39	$10.01	$10.00
Income From Investment Operations:
Net Investment Income/(Loss)‡	0.04	(0.02)	(0.12)	(0.13)	(0.08)
Net Gains or Losses on Securities (both realized and unrealized)	(0.70)	0.64	0.06	(0.38)	0.09
Total From Investment Operations	(0.66)	0.62	(0.06)	(0.51)	0.01
Less Distributions from:
Net Realized Capital Gains	(0.29)	—	(0.05)	(0.11)	—
Total Distributions	(0.29)	—	(0.05)	(0.11)	—
Net Asset Value, End of Period	$8.95	$9.90	$9.28	$9.39	$10.01
Total Return††	(6.78)%	6.68%	(0.65)%	(5.15)%	0.10	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$12.0	$12.2	$14.5	$13.2	$8.5
Ratio of Gross Expenses to Average Net Assets#	2.59%	3.68%	6.83%	7.20%	9.43	%*@
Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses relating to short sales)#	—	3.50%	5.99%	6.38%	8.88	%*@
Ratio of Net Expenses to Average Net Assets	1.05%	1.72%	3.24%	3.22%	3.25	%*@
Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses relating to short sales)	—	1.54%	2.40%	2.40%	2.69	%*@
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.46%	(0.24)%	(1.33)%	(1.30)%	(1.21	)%*@
Portfolio Turnover Rate (including securities sold short)	—	368%	547%	490%	264	%**
Portfolio Turnover Rate (excluding securities sold short)	23%	342%	546%	517%	213	%**

See Notes to Financial Highlights

Notes to Financial Highlights U.S. Equity Index PutWrite Strategy Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

^  The date investment operations commenced.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the
U.S. Equity Index PutWrite Strategy Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Equity Index PutWrite Strategy Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 14, 2019

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

			57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC ("Neuberger Berman") and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Trustee since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Trust by virtue of the fact that he was an officer of NBIA and/or its affiliates until June, 2018.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Trust's Forms N-Q or N-PORT are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Notice to Shareholders

For the fiscal year ended December 31, 2018, the Fund designated $299,281 as a capital gain distribution. During the fiscal year ended December 31, 2018, 0.18% of the dividends earned qualify for the dividends received deduction for corporate shareholders.

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to U.S. Equity Index PutWrite Strategy Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 11, 2018, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing risks with respect to all Funds, for which it is entitled to reasonable compensation. Specifically, Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.

The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund's short-term performance, net of the Fund's fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager.

Noting that the Fund underperformed over certain periods, as described below, the Board discussed with Management the Fund's performance, potential reasons for the underperformance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio manager of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund's performance. The Board also considered Management's responsiveness to the Fund's performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund's management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's peer group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's peer group. The Board noted that the Fund's total expenses were higher than the peer group median, and considered whether specific portfolio management, administration or oversight needs or the Fund's relatively small size contributed to the Fund's total expenses. In addition, the Board considered the contractual limit on expenses of the Fund. In addition, the Board noted that the Fund's size, which impacts its expenses and performance, has been affected by ongoing changes in the insurance market.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board noted that Management incurred a loss on its management of the Fund during the review period.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts (other than mutual funds) were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the lack of breakpoints was reasonable based on the consideration that setting competitive fee rates and pricing the Fund to scale are other means of sharing potential economies of scale with shareholders. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section was identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for one or more of the periods reflected, the Board considered the magnitude of that underperformance relative to the broader universe, as defined below, and the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe ("Performance Universe"), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group ("Expense Group"), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons and investment performance comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

With regard to performance, the Board considered that the Fund adopted an entirely new investment strategy in May 2017. The Board considered that, for its new investment strategy since May 2017, based on performance data for the period ended December 31, 2017: (1) as compared to its benchmark, the Fund's performance was higher for the period; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile. The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the first quintile, the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the fifth quintile. The Board also met with a member of the portfolio management team in December 2017 to discuss the Fund's performance.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided or the Fund's relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Advisers Management Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean. Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to  Guardian Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio, Short Duration Bond Portfolio, Sustainable Equity Portfolio, and U.S. Equity Index PutWrite Strategy Portfolio (collectively, the “Funds”).  The Funds commenced operations on, respectively, November 3, 1997, April 29, 2005, March 22, 1994, November 3, 1997, August 22, 2001, July 12, 2002, February 18, 1999, and May 1, 2014.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $307,130 and $307,130 for the fiscal years ended 2017 and 2018, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $83,200 and $71,600 for the fiscal years ended 2017 and 2018, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $83,200 and $71,600 for the fiscal years ended 2017 and 2018, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.
 (h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant's applicable annual report included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 13. Exhibits.
(a)(1) A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).

(a)(2) The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)  Not applicable to the Registrant.

(a)(4) Not applicable to the Registrant.

(b) The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date:           February 26, 2019

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: February 26, 2019